                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                         MDU RESOURCES GROUP, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/X/        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                Common Stock, $1.00 par value
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                2,826,087
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                $20.2188 per share--average of the high and low prices as
                reported in the consolidated reporting system on
                February 4, 2000.
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                $57,140,088
                ----------------------------------------------------------
           (5)  Total fee paid:
                $11,428
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           MDU RESOURCES GROUP, INC.
                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE

                                MAILING ADDRESS:
                                 P.O. BOX 5650
                            BISMARCK, ND 58506-5650
                                 (701) 222-7900

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 25, 2000

                            ------------------------

                                                                  March 10, 2000

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota 58504, on Tuesday, April 25, 2000, at 11:00 a.m., Central Daylight Savings Time, for the following purposes:

    (1) To elect four Directors to three year terms;

    (2) To approve the Agreement and Plan of Reorganization and Merger, dated as of January 24, 2000, pursuant to which MDU Resources Group, Inc. will acquire all of the issued and outstanding capital stock of Connolly-Pacific Co. and to approve the merger and the other transactions contemplated in that agreement, including the issuance by MDU Resources Group, Inc. of 2,826,087 shares of its common stock (subject to adjustment) in exchange for all of the outstanding capital stock of Connolly-Pacific Co.;

    (3) To approve amendments to the 1992 Key Employee Stock Option Plan for purposes of Section 162(m) of the Internal Revenue Code;

    (4) To approve amendments to the 1997 Executive Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and

    (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on February 28, 2000, as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting.

    All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person.

                                          By order of the Board of Directors,

                                          [/S/ LESTER H. LOBLE, II]

                                          LESTER H. LOBLE, II
                                          SECRETARY

                           MDU RESOURCES GROUP, INC.
                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE

                                MAILING ADDRESS:
                                 P.O. BOX 5650
                            BISMARCK, ND 58506-5650
                                 (701) 222-7900

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished to the holders of Common Stock of MDU Resources Group, Inc. (Company) on behalf of the Board of Directors of the Company in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 25, 2000. The proxy material was first forwarded to the holders of Common Stock on March 10, 2000.

    Stockholders of record may vote their proxies by Touchtone telephone by calling the toll free telephone number on the proxy, by using the Internet, or by marking, dating, signing and returning the enclosed letter proxy in the envelope provided (no postage is necessary if mailed in the United States). If your shares are held in the name of a bank or broker, you MAY be able to vote by telephone or the Internet. Follow the instructions you receive from your bank or broker.

    The Company has been advised by counsel that the procedures for Internet and telephone voting are consistent with the requirements of applicable law.

    Stockholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

    Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by filing with the Secretary either a written instrument of revocation or a duly executed proxy bearing a later date. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the meeting and informs the Secretary in open meeting that he wishes to revoke his proxy and vote in person. Attendance at the meeting will not, in and of itself, revoke a proxy.

    The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others, for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, by personal interview, by telephone, or other electronic means. Banks, brokerage houses and other institutions, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of the letter proxies and will, upon request, be reimbursed for reasonable expenses incurred. Additional solicitation of proxies will be made in the same manner under the special engagement and direction of Georgeson & Company, Inc. at an anticipated cost to the Company of approximately $6,500 plus out-of-pocket expenses.

           SUMMARY TERM SHEET FOR ACQUISITION OF CONNOLLY-PACIFIC CO.

    This Proxy Statement solicits your proxy to vote on several matters at the Company's Annual Meeting on April 25, 2000. The acquisition of Connolly-Pacific Co. by the Company is one of the matters that will be voted on at the Annual Meeting. The Company proposes to acquire Connolly-Pacific on the following terms:

    - The Company will acquire all of the shares of capital stock of Connolly-Pacific in a merger transaction in exchange for 2,826,087 shares of the Company's Common Stock. These shares of the Company's Common Stock have a value of approximately $57,765,218, based on the $20.44 per share closing price of the Company's Common Stock on the date that the merger agreement was signed (January 24, 2000). The number of shares of the Company's Common Stock to be issued in the merger is subject to adjustment depending upon the level of Connolly-Pacific's working capital at the time of the closing of the merger. See "Proposal to Approve the Acquisition of Connolly-Pacific Co. and the Issuance of Common Stock in Connection Therewith--Material Terms of the Merger; the Merger Agreement--Merger Consideration" in this Proxy Statement.

    - After the closing of the merger, Connolly-Pacific will be a wholly-owned subsidiary of the Company. See "Proposal to Approve the Acquisition of Connolly-Pacific Co. and the Issuance of Common Stock in Connection Therewith--Material Terms of the Merger; the Merger Agreement--General" in this Proxy Statement.

    - Before the closing of the merger can take place, Connolly-Pacific and its current majority stockholder must enter into new leases, or amend existing leases, under which Connolly-Pacific will lease some of the real property that it currently uses in its business pursuant to terms negotiated at "arm's length". See "Proposal to Approve the Acquisition of Connolly-Pacific Co. and the Issuance of Common Stock in Connection Therewith--Material Terms of the Merger; the Merger Agreement--Deliveries at Closing" in this Proxy Statement.

    - The Company and the other parties to the merger agreement have agreed to customary representations, warranties, covenants and conditions in the merger agreement. The Company and Connolly-Pacific's current majority stockholder have also agreed to indemnify each other for certain matters after the closing of the merger. See "Proposal to Approve the Acquisition of Connolly-Pacific Co. and the Issuance of Common Stock in Connection Therewith--Material Terms of the Merger; the Merger Agreement" in this Proxy Statement.

    THIS SUMMARY TERM SHEET IS A SUMMARY OF A FEW OF THE MOST MATERIAL TERMS OF THE MERGER. YOU SHOULD READ THE INFORMATION UNDER "PROPOSAL TO APPROVE THE ACQUISITION OF CONNOLLY-PACIFIC CO. AND THE ISSUANCE OF COMMON STOCK IN CONNECTION THEREWITH" IN THIS PROXY STATEMENT FOR A MORE COMPLETE DISCUSSION OF THE MERGER.

                         VOTING SECURITIES OUTSTANDING

    Only holders of record of Common Stock at the close of business on February 28, 2000, will be entitled to vote at the meeting. On such date there were outstanding 57,056,646 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

    The Bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly submitted proxy are considered present for purposes of determining a quorum. A proxy may be submitted by returning a properly signed and dated letter proxy, by Touchtone telephone, or by the Internet.

    Under Delaware law, if a quorum is present, the nominees for election as Directors who receive a plurality of the votes of shares present in person or represented by proxy and entitled to vote shall be elected as Directors. "Withheld" votes are not included in the total vote cast for a nominee for purposes of determining whether a plurality was received and, therefore, have no negative effect.

    Under Delaware law and the rules of The New York Stock Exchange, Inc., approval of the proposed Agreement and Plan of Reorganization and Merger, dated as of January 24, 2000, pursuant to which the Company will acquire all of the issued and outstanding capital stock of Connolly-Pacific Co. and approval of the proposed merger and other transactions contemplated in that agreement, including the issuance by the Company of 2,826,087 shares of its Common Stock (subject to adjustment) in exchange for all of the outstanding capital stock of Connolly-Pacific Co., requires the affirmative vote of a majority of the total number of votes cast, provided that the number of votes cast represents more than 50% of the total number of shares of Common Stock of the Company outstanding. For the purpose of determining whether a majority of the total number of votes cast are in favor of the transactions, abstentions will have the effect of a vote against the transactions and broker non-votes will have no effect. For the purpose of determining whether the number of votes cast represents more than 50% of the shares of Common Stock of the Company outstanding, abstentions will count as votes cast and broker non-votes will not count as votes cast.

    Under Delaware law, the proposed amendments to the 1992 Key Employee Stock Option Plan and the 1997 Executive Long-Term Incentive Plan require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. Abstentions will have the effect of a vote against the amendments; broker non-votes will have no effect.

    As of February 28, 2000, no person other than New York Life Trust Company held of record, or, to the knowledge of the management of the Company, owned beneficially, 5 percent or more of the outstanding shares of Common Stock of the Company. New York Life Trust Company, Norwood, MA, held approximately
11.1 percent of the outstanding Common Stock of the Company as trustee of the Company's Tax Deferred Compensation Savings Plans. New York Life Trust Company disclaims all beneficial ownership of these shares.

                             ELECTION OF DIRECTORS

    At the meeting, four Directors will be elected to serve for a term of three years until 2003, and until their respective successors are elected and qualify. All of the nominees are incumbent Directors and are nominated for reelection. Unless otherwise specified when the proxy is submitted, shares of the Common Stock represented by the proxy will be voted for the nominees named below. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy. Information concerning the nominees, including their ages, periods of service as Directors, and business experience, according to information furnished to the Company by the respective nominees, is set forth as follows:

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------

San W. Orr, Jr. .....................     58         1978       Mr. Orr is an attorney and is in the business
(to be elected for a term expiring in                           of financial and estate management. He is
2003)                                                             Chairman of the Board and a Director of
                                                                  Wausau-Mosinee Paper Corporation and is
[PHOTO]                                                           Vice Chairman of the Board of M&I First
                                                                  American Bank. He is a Director of
                                                                  Marshall & Ilsley Corporation and M & I
                                                                  Marshall & Ilsley Bank. Mr. Orr also serves
                                                                  on various civic and charitable organiza-
                                                                  tions in Wisconsin and is President of the
                                                                  Board of Regents of the University of
                                                                  Wisconsin System. He currently serves on
                                                                  the Audit and Compensation Committees of
                                                                  the Board of Directors and is Vice Chairman
                                                                  of the Board.

Harry J. Pearce .....................     57         1997       Mr. Pearce is the Vice Chairman and a
(to be elected for a term expiring in                           Director of General Motors Corporation. He is
2003)                                                             a Director of Hughes Electronics
                                                                  Corporation, General Motors Acceptance
[PHOTO]                                                           Corporation, Marriott International Inc.,
                                                                  Alliance of Automobile Manufacturers, the
                                                                  Economic Strategy Institute, the Theodore
                                                                  Roosevelt Medora Foundation, The Bone Mar-
                                                                  row Foundation, and is a member of the
                                                                  United States Air Force Academy's Board of
                                                                  Visitors. He also serves on the Board of
                                                                  Trustees of Howard University and
                                                                  Northwestern University. He currently
                                                                  serves on the Audit and Compensation
                                                                  Committees of the Board of Directors.

Homer A. Scott, Jr. .................     65         1981       Mr. Scott is engaged in the banking and
(to be elected for a term expiring in                           hospitality business in the states of Wyoming
2003)                                                             and Montana. He is a Director and Chairman
                                                                  of the Board of First Interstate
[PHOTO]                                                           BancSystem, Inc., a Director of First
                                                                  Interstate Bank-Montana, and Chairman of
                                                                  the Board and a Director of First
                                                                  Interstate Bank-Wyoming. Mr. Scott is the
                                                                  principal owner, a Director and President
                                                                  of Sugarland Enterprises, Inc., and the
                                                                  managing partner of Sugarland Development
                                                                  Company, a commercial property development
                                                                  company in Sheridan, Wyoming. Sugarland
                                                                  Enterprises, Inc. owns and manages four
                                                                  Perkins Restaurants, a Holiday Inn, and
                                                                  Powder Horn Ranch, a housing development
                                                                  and golf course near Sheridan. He currently
                                                                  serves on the Audit and Compensation
                                                                  Committees of the Board of Directors.

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------

Sister Thomas Welder, O.S.B. ........     59         1988       Sister Welder is the President of the
(to be elected for a term expiring in                           University of Mary, Bismarck, North Dakota.
2003)                                                             She is a Director of St. Alexius Medical
                                                                  Center of Bismarck and Chair of its
[PHOTO]                                                           Marketing Committee. She is a Director of
                                                                  the Bismarck-Mandan Development Asso-
                                                                  ciation and is a member and past Director
                                                                  of the Bismarck-Mandan Area Chamber of
                                                                  Commerce. She is also a member of the
                                                                  Theodore Roosevelt Medora Founder's Society
                                                                  and the Consultant-Evaluator Corps for the
                                                                  North Central Association of Colleges and
                                                                  Schools. She currently serves on the
                                                                  Finance and Nominating Committees of the
                                                                  Board of Directors.

    Certain information concerning the remaining Directors, whose terms expire in 2001 or in 2002, including their ages, periods of service as Directors, and business experience, according to information furnished to the Company, is set forth as follows:

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------
Douglas C. Kane .....................     50         1991       Mr. Kane was elected Executive Vice
(term expiring in 2001)                                         President, Chief Administrative and Corporate
                                                                  Development Officer in November 1997. He
[PHOTO]                                                           joined the Company as Executive Vice
                                                                  President and Chief Operating Officer in
                                                                  January 1991. Prior to that time he was
                                                                  President and Chief Executive Officer of
                                                                  Knife River Corporation from May 1990,
                                                                  President from September 1987, and
                                                                  previously had served as Senior Vice
                                                                  President--Operations. During 1999,
                                                                  Mr. Kane served as Director and/or officer
                                                                  of principal subsidiaries of the Company
                                                                  and as a member of the Managing Committee
                                                                  of Montana-Dakota Utilities Co.

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------
Richard L. Muus .....................     70         1985       Mr. Muus retired in April 1989 after 35 years
(term expiring in 2001)                                         with Midwest Federal Savings Bank, Minot,
                                                                  North Dakota. At the time of his
[PHOTO]                                                           retirement, Mr. Muus was the President and
                                                                  a Director of the bank. Mr. Muus is a
                                                                  member and past Director and Officer of the
                                                                  Minot Area Chamber of Commerce and a past
                                                                  Director of the Minot Area Development
                                                                  Corporation. He has served as Chairman of
                                                                  the North Dakota Housing Finance Agency
                                                                  Advisory Board, as a Director of the
                                                                  Federal Home Loan Bank of Des Moines, and
                                                                  as a director of the U.S. League of Savings
                                                                  Institutions. He is a member of the Board
                                                                  of Regents of Minot State University. He
                                                                  currently serves on the Audit and Finance
                                                                  Committees of the Board of Directors.

John L. Olson .......................     60         1985       Mr. Olson is President and owner of Blue Rock
(term expiring in 2001)                                           Products Company and of Blue Rock
                                                                  Distributing Company located in Sidney,
[PHOTO]                                                           Montana, a beverage bottling and
                                                                  distributing company, respectively.
                                                                  Mr. Olson also is Chairman of the Board and
                                                                  a Director of Admiral Beverage Corporation,
                                                                  Worland, Wyoming, and Ogden, Utah; he is
                                                                  Chairman of the Board and Director of the
                                                                  Foundation for Community Care, Sidney,
                                                                  Montana; a member of the Executive
                                                                  Committee of the University of Montana
                                                                  Foundation; a Director of BlueCross
                                                                  BlueShield of Montana; and is trustee for
                                                                  Blue Rock Products Company Profit Sharing
                                                                  Trust, Sidney, Montana. He currently serves
                                                                  on the Audit and Nominating Committees of
                                                                  the Board of Directors.

Joseph T. Simmons ...................     64         1984       Mr. Simmons retired in May 1997 as a
(term expiring in 2001)                                         Professor of Accounting and Finance,
                                                                  University of South Dakota, Vermillion and
[PHOTO]                                                           was Visiting Professor of Finance,
                                                                  University of Warsaw, Warsaw, Poland
                                                                  (February--July 1994). Mr. Simmons is the
                                                                  Chairman and President of Simmons Financial
                                                                  Management, Inc. He also serves on the
                                                                  Boards of RE/SPEC in Rapid City, South
                                                                  Dakota, and Dairilean, Inc. in Sioux Falls,
                                                                  South Dakota. He currently serves on the
                                                                  Finance and Nominating Committees of the
                                                                  Board of Directors.

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------
Martin A. White .....................     58         1998       Mr. White joined the Company in November 1991
(term expiring in 2001)                                           as Vice President--Corporate Development
                                                                  and was named Senior Vice
[PHOTO]                                                           President--Corporate Development in
                                                                  November 1995. Effective April 1, 1998,
                                                                  Mr. White became President and Chief
                                                                  Executive Officer. He also serves as Chair-
                                                                  man of the Board, a Director and/or an
                                                                  Officer of all principal subsidiaries, and
                                                                  as Chairman of the Managing Committee of
                                                                  Montana-Dakota Utilities Co. Prior to
                                                                  joining the Company, Mr. White was
                                                                  Chairman and Chief Executive Officer of
                                                                  White Resources Corporation (November
                                                                  1989--October 1991); Executive Vice
                                                                  President and Chief Operating Officer of
                                                                  Consolidated TVX Mining Corporation of
                                                                  Chile (January 1988--November 1989); and
                                                                  Chairman, President, and Chief Operating
                                                                  Officer of Entech Inc. (September
                                                                  1986--December 1988), which comprise the
                                                                  non-utility subsidiaries of The Montana
                                                                  Power Company. He is a member of the
                                                                  University of Mary Board of Regents, the
                                                                  Missouri Slope Areawide United Way Board of
                                                                  Trustees, the North Dakota Lewis & Clark
                                                                  Bicentennial Foundation Board, and the
                                                                  Western Regional Council Board of Trustees.

Thomas Everist ......................     50         1995       Mr. Everist is President and a Director of L.
(term expiring in 2002)                                         G. Everist, Inc., Sioux Falls, South Dakota,
                                                                  an aggregate production company. He is Vice
[PHOTO]                                                           President and a Director of Spencer
                                                                  Quarries, Spencer, South Dakota, a rock
                                                                  quarry; a Director of Standard Ready Mix,
                                                                  of Sioux City, Iowa; and a Director of
                                                                  Raven Industries, Inc., a general manufac-
                                                                  turer of electronics, sewn products, and
                                                                  plastics, of Sioux Falls, South Dakota. He
                                                                  currently serves on the Finance and
                                                                  Nominating Committees of the Board of
                                                                  Directors.

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------
Robert L. Nance .....................     63         1993       Mr. Nance is the President and Chief
(term expiring in 2002)                                         Executive Officer of Nance Petroleum
                                                                  Corporation, Billings, Montana, an oil and
[PHOTO]                                                           gas exploration and production company. He
                                                                  also is a Director of First Interstate
                                                                  Bank-Montana, and a Director of St. Mary
                                                                  Land and Exploration Co. of Denver,
                                                                  Colorado. He serves on the National Board
                                                                  of Governors of the Independent Petroleum
                                                                  Association of America and serves on the
                                                                  Board, and is past Chairman of the
                                                                  Petroleum Technology Transfer Council. He
                                                                  currently serves on the Finance and
                                                                  Nominating Committees of the Board of
                                                                  Directors.

John A. Schuchart ...................     70         1976       Mr. Schuchart, Chairman of the Board, was
(term expiring in 2002)                                         named Chief Executive Officer in June 1980
                                                                  and Chairman in May 1983. He retired as
[PHOTO]                                                           Chief Executive Officer on December 31,
                                                                  1994. Mr. Schuchart also serves as an ex
                                                                  officio Director of the subsidiaries of the
                                                                  Company, the Managing Committee of
                                                                  Montana-Dakota Utilities Co., and the MDU
                                                                  Resources Foundation. Mr. Schuchart serves
                                                                  on various civic and charitable
                                                                  organizations in Bismarck, North Dakota,
                                                                  including the Board of Regents of the
                                                                  University of Mary.

    Except where expressly noted, no corporation or organization named above is a parent, subsidiary, or other affiliate of the Company.

    During 1999, the Board of Directors had six meetings. The Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating Committee. All Committees are composed entirely of outside Directors. The Audit Committee, established in 1972, meets regularly with management, internal auditors, and representatives of the Company's independent public accountants. The independent accountants have free access to the Committee and the Board of Directors. During 1999, the Committee met three times and reviewed the scope, timing, and fees for the annual audit, other services provided by the independent accountants, and the results of audit examinations completed by the independent accountants. The Audit Committee reports the results of its activities to the full Board of Directors. No member of the Audit Committee is or has been an employee of the Company. The Compensation Committee, which met four times during 1999, sets compensation levels for executive officers and recommends to the full Board of Directors compensation for the Directors of the Company. The Finance Committee, which met seven times during 1999, reviews corporate financial plans, policies, budgets, investments and acquisitions, and reviews and authorizes actions necessary to issue and sell Common Stock and debt securities of the Company. The Nominating Committee, which met two times during 1999, recommends to the full Board of Directors nominees for Director. All incumbent Directors, except Mr. Pearce who was absent from some meetings due to illness, attended more than 75 percent of the combined total of the meetings of the Board and of the Committees on which the Director served.

          PROPOSAL TO APPROVE THE ACQUISITION OF CONNOLLY-PACIFIC CO.
            AND THE ISSUANCE OF COMMON STOCK IN CONNECTION THEREWITH

    On January 24, 2000, the Company entered into an Agreement and Plan of Reorganization and Merger (the Merger Agreement) with Connolly-Pacific Co., a California corporation (CP), L.G. Everist Incorporated, an Iowa corporation
(LGE), and ConnPac Acquisition Corp., a California corporation and a wholly owned subsidiary of the Company (Merger Subsidiary).

    Under the Merger Agreement, the Company will acquire CP through the Merger of Merger Subsidiary with and into CP (Merger). At the effective time of the Merger, Merger Subsidiary will cease to exist and CP will continue to exist as a wholly owned subsidiary of the Company. The address of CP's executive offices is 1925 Pier "D" Street, Long Beach, California, 90802.

    The parties to the Merger Agreement agreed that the consideration to be exchanged for all of the outstanding capital stock of CP would consist of 2,826,087 shares of Company Common Stock having a value of $57,765,218 based on the $20.44 per share closing price of the Company's Common Stock on January 24, 2000, the date on which the Merger Agreement was executed, as reported in New York Stock Exchange composite transactions. Because of the restrictions on transfer by LGE of the shares of Company Common Stock that it receives pursuant to the Merger, the value of such shares may, for financial accounting purposes, be discounted below this amount. The number of shares of Company Common Stock to be issued pursuant to the Merger is subject to adjustment after the closing of the Merger, based upon the level of CP's net working capital (ratio of current assets to current liabilities) as of the closing date, as discussed under "The Merger Agreement--Consideration Adjustment" below.

CP'S BUSINESS

    CP is a vertically integrated aggregate mining and marine construction company. CP is engaged in the business of selling aggregate products and providing marine construction services in Southern California, primarily from Los Angeles to San Diego. CP specializes in furnishing and placing rock to construct multi-lift dikes, enclosing new landfills and repairing existing breakwaters and levees. CP leases two quarries from the Santa Catalina Island Company under options extending until December 31, 2020. CP produces all sizes of rock ranging from fine material to 25 ton rock for their own projects and for sale to third parties.

CP'S CAPITAL STOCK

    CP's common stock, $1.00 par value, is its only outstanding class of capital stock, all of which will be acquired by the Company in the Merger. There is no established public trading market for CP's common stock. There are only two holders of CP's common stock. CP was a wholly-owned subsidiary of LGE until January 24, 2000, when CP's President was issued 36.6826 shares of CP common stock (3.8% of CP's outstanding common stock). From time to time, during the period that CP was a wholly-owned subsidiary of LGE, CP made payments of dividends and distributions to LGE. Because CP was a wholly-owned subsidiary of LGE, these payments were made at the discretion of LGE. Payments made by CP to LGE in respect of its shares are not indicative of future dividends that may be paid by CP.

BACKGROUND OF THE MERGER

    Over the past several years, the Company, through its wholly owned subsidiary, KRC Holdings, Inc. (KRC), has sought to acquire leading aggregate-focused construction materials businesses on the West Coast of the United States, particularly in Oregon and California. During that period, KRC has acquired, considered acquiring, or made inquiries with a view to acquiring, numerous companies in the region.

    As part of its general business development program, KRC conducts internal ongoing general assessments of potential acquisition candidates, particularly companies believed to be leaders in their markets. As a consequence of such assessment, KRC identified CP as a possible candidate for acquisition. In addition, Mr. Thomas Everist, in his capacity as a director of the Company, has visited many of the facilities of companies that KRC had previously acquired and has become familiar with KRC's business strategy.

    As part of KRC's ongoing acquisition program, in January 1999, Mr. Terry Hildestad, the President of KRC, telephoned Mr. Thomas Everist on an unsolicited basis to inquire whether LGE would be interested in selling CP to KRC. Without firmly confirming LGE's interest in pursuing the transaction, Mr. Everist agreed that LGE would make available to KRC certain financial and operating data relating to CP, and LGE provided such data in February 1999.

    In early March 1999, representatives of the Company and KRC visited CP's facilities accompanied by officers of LGE and CP. On March 29, 1999, LGE confirmed by letter to the Company and KRC that it did not desire to pursue the sale of CP to the Company at that time and the discussions between KRC and LGE were terminated.

    In October 1999, Mr. Hildestad telephoned Mr. Everist on an unsolicited basis to inquire whether the situation had changed and whether LGE would be interested in resuming discussions with the Company concerning the potential sale of CP. On October 25, 1999, KRC and LGE executed a confidentiality agreement to enable KRC to obtain information concerning CP on a confidential basis.

    KRC also engaged Rohrer & Associates, Inc. (Rohrer) to provide a valuation report regarding CP. Rohrer provided its report to KRC in December 1999.

    In early November 1999, KRC began its investigation of the finances and operations of CP. This investigation continued until the Merger Agreement was executed. At the Company's instruction, Thelen Reid & Priest LLP, outside counsel to the Company, circulated an initial draft of the Merger Agreement.

    Although representatives of the Company and KRC engaged in discussions with CP from time to time during November and December 1999 regarding the terms, including price, under which the Company would acquire CP, the parties did not reach agreement on price until January 2000. At that time, the parties agreed that the consideration to be exchanged for all of the outstanding capital stock of CP would consist of 2,826,087 shares of Common Stock of the Company.

    During January 2000, the parties and their counsel negotiated the terms of the Merger Agreement. At a telephone meeting held on January 17, 2000, the Company's Board of Directors (with Mr. Orr absent, and with Mr. Everist, because of his interest in the transaction, not present or participating in the Board's consideration of CP or the Merger) heard a presentation from Mr. Hildestad and senior executive officers of the Company concerning CP's business and operations, and the strategic merits of the acquisition of CP from the Company's perspective. At that meeting, members of management responded to questions from the directors. The materials circulated to the Company's directors at that time included the report by Rohrer concerning the valuation of CP.

    At a telephone meeting held on January 24, 2000, the Company's Board of Directors (with Mr. Orr absent, and with Mr. Everist, because of his interest in the transaction, not present or participating in the Board's consideration of CP or the Merger) reviewed the Merger Agreement and documents in connection with the Merger. Counsel also advised the Board concerning legal issues arising in connection with the acquisition by the Company of a business in which a director has a substantial interest. At the conclusion of the discussion, the Board of Directors of the Company (with Mr. Orr absent, and with Mr. Everist, because of his interest in the transaction, not present or participating in the consideration of CP or the Merger) unanimously adopted resolutions approving the acquisition of CP, including the Merger Agreement and the transactions contemplated thereby, including the issuance by the Company of the shares of Common Stock to the stockholders of CP pursuant to the Merger Agreement, and recommended that the Company's stockholders vote "FOR" approval of the Merger Agreement, the Merger and the transactions contemplated thereby, including the issuance of such shares. The Merger Agreement was executed later that day.

THE COMPANY'S REASONS FOR THE MERGER

    The Company is proposing to acquire CP because the Company believes that:

    - CP is capable of providing immediate earnings and cash flow;

    - CP is well managed, highly regarded in the markets it serves and has an established reputation for quality;

    - CP holds a strategic lease of permitted and unpermitted reserves in the high growth Los Angeles and Long Beach, California markets; and

    - In addition to CP's current contracts, CP may have the opportunity to participate in several important future projects currently planned in its market. These projects are discussed in more detail under "Valuation Report" below.

MATERIAL TERMS OF THE MERGER; THE MERGER AGREEMENT

    THE FOLLOWING DESCRIPTION IS A SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT. IT IS QUALIFIED, IN ITS ENTIRETY, BY THE ACTUAL MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. WE URGE YOU TO READ THE ACTUAL MERGER AGREEMENT.

    GENERAL. The Merger Agreement provides that the Company will acquire CP through the Merger of Merger Subsidiary with and into CP. CP will survive the Merger as a wholly owned subsidiary of the Company.

    The closing of the Merger will occur by the second business day immediately following the date upon which all conditions to the Merger have been satisfied or waived, or at such other time as the parties agree. Both CP and Merger Subsidiary are California corporations. The parties will file a copy of the Merger Agreement, together with any other documents required by law to give effect to the Merger, with the Secretary of State of the State of California and the California Franchise Tax Board. The Merger will become effective upon the filing of these documents. We currently expect that the closing of the Merger will take place before June 1, 2000.

    MERGER CONSIDERATION. In the Merger Agreement, the parties agreed that the consideration to be exchanged for all of the outstanding capital stock of CP would consist of 2,826,087 shares of Common Stock of the Company. The number of shares of the Company's common stock to be issued pursuant to the Merger is subject to adjustment after the closing of the Merger, based upon the level of CP's net working capital (ratio of current assets to current liabilities) as of the closing date, as discussed below.

    CORPORATE GOVERNANCE MATTERS. The Articles of Incorporation and By-laws of CP in effect immediately prior to the Merger will remain in effect after the Merger. Upon the effectiveness of the Merger, the people chosen by the Company and identified on a schedule to the Merger Agreement will become the directors and officers of CP.

    CONVERSION OF SHARES. Each of the shares of CP common stock issued and outstanding immediately prior to the effective time of the Merger shall, by virtue of the Merger and without any action on the part of the shareholders, be converted into and exchangeable for the right to receive shares of Company Common Stock.

    Each of the shares of common stock of Merger Subsidiary outstanding immediately prior to the effective time of the Merger shall be converted into and exchangeable for one share of common stock of CP. From and after the effective time, each outstanding certificate representing shares of common stock of

Merger Subsidiary shall be deemed for all purposes to evidence ownership of, and to represent the number of shares of, common stock of CP. Promptly after the effective time of the Merger, CP shall issue a stock certificate to the Company representing the appropriate number of shares of common stock of CP in exchange for the certificate or certificates that formerly represented shares of common stock of Merger Subsidiary, which shall be immediately canceled.

    EXCHANGE AND PAYMENT PROCEDURES. At the effective time of the Merger, each CP shareholder shall surrender its shares of CP stock in exchange for a certificate or certificates representing Company Common Stock, which the Company will make available for conversion and exchange promptly after the effective time of the Merger.

    CONSIDERATION ADJUSTMENT. Not later than sixty calendar days after the closing date, the Company shall prepare an audited special purpose closing date balance sheet of CP. The number of shares given to LGE for its shares of CP stock may be increased after the closing, or LGE may be required to make a cash payment to the Company, based on the level of CP's net working capital (ratio of current assets to current liabilities) as of the closing date, as shown on the closing date balance sheet.

    LGE shall have a period of thirty calendar days after the delivery to it of the closing balance sheet to examine the closing balance sheet, and to present any objections that it may have to any of the matters contained in the closing balance sheet. Thereafter, LGE and the Company shall meet to discuss any of the objections raised by LGE, with a view to resolving such objections. If any objections cannot be resolved by the Company and LGE within thirty calendar days, then, not later than ten days later, either the Company or LGE shall have the right, by the delivery of written notice to the other party, to cause matters in dispute to be submitted to an arbitrating accountant for determination. The arbitrating accountant shall be instructed to deliver a decision with respect to the matters referred to it for determination within thirty calendar days. The decision of the arbitrating accountant shall be binding and conclusive upon the Company and LGE for all purposes under the Merger Agreement. The Company and LGE each shall pay the fees and expenses of its own accountants. The fees and expenses of the arbitrating accountant shall be paid one half by the Company and one half by LGE.

    If CP's current assets exceed its current liabilities on the closing date the Company will deliver additional shares of common stock of the Company to LGE with a value equal to the excess of the amount of such current assets over the amount of such current liabilities. For the purposes of the consideration adjustment, the value per share of the Company's Common Stock shall be determined based on the average closing price of the Common Stock on the New York Stock Exchange for the ten trading days preceding the tenth day before the closing of the Merger. If CP's current liabilities exceed its current assets on the closing date, LGE will pay the Company, in cash, an amount equal to the excess of the amount of such current liabilities over the amount of such current assets.

    REPRESENTATIONS AND WARRANTIES. In the Merger Agreement, LGE and the Company make representations and warranties about themselves and their businesses, including the following:

    (i)  BY LGE AS TO:

    - LGE's and CP's proper organization and existence, and CP's good standing and qualification to do business in various states;

    - CP's capital structure;

    - the lawful ownership of CP shares by its shareholders, including the number of shares each owns;

    - CP's subsidiaries;

    - CP's and LGE's power and authority to enter into the Merger Agreement and, subject to the approval of LGE's shareholders, consummate the Merger;

    - LGE's and CP's due execution and delivery of the Merger Agreement and the validity and enforceability of the Merger Agreement;

    - conflicts with, breaches of or defaults under corporate documents of CP or LGE, applicable laws, certain contracts of CP or LGE or applicable government orders, permits, licenses or decrees;

    - CP's financial statements and certain liabilities;

    - the absence of certain adverse changes or events;

    - the required governmental and third-party approvals, filings, consents and permits and CP's compliance with applicable laws;

    - CP's real and personal property;

    - accounts and notes receivable and payable;

    - CP's insurance, bonds and bank accounts;

    - litigation;

    - tax matters;

    - employee benefit plans and other employee and labor matters;

    - CP's material contracts and major customers;

    - environmental matters;

    - assets necessary for the operation of CP's business;

    - broker's fees;

    - investment representation, including each CP shareholder's status as an "accredited investor" under the Securities Act of 1933;

    - illegal or questionable payments by CP;

    - no misstatements or omissions by CP in its representations and warranties in the Merger Agreement, and the accuracy of information provided by CP and its stockholders and representatives for inclusion in this proxy statement;

    - regulatory status of LGE and CP; and

    - execution and enforceability of certain other agreements, and

    (ii)  BY THE COMPANY AS TO:

    - the Company's and Merger Subsidiary's proper organization, existence and good standing and qualification to do business in various states;

    - the Company's and Merger Subsidiary's power and authority to enter into the Merger Agreement and, subject to approval of the Company's shareholders, consummate the Merger;

    - the Company's and Merger Subsidiary's due execution and delivery of the Merger Agreement and the validity and enforceability of the Merger Agreement;

    - conflicts with, breaches of or defaults under corporate documents of the Company and Merger Subsidiary, applicable laws, certain contracts of the Company or Merger Subsidiary or applicable government orders, permits, licenses or decrees;

    - the Company's capital structure;

    - the Company's filings with the Securities and Exchange Commission;

    - the accuracy of information provided by the Company or Merger Subsidiary, or any of their representatives, for inclusion in the proxy;

    - the valuation report received by the Company from Rohrer &
      Associates, Inc.

    - the required statutory, governmental and third party approvals and consents;

    - litigation;

    - broker's fees;

    - purpose, business, and assets of Merger Subsidiary; and

    - the Company's preference share purchase rights.

    CERTAIN COVENANTS. (i) CONDUCT OF CP'S BUSINESS PENDING CLOSING. CP and LGE have agreed that, during the period from the date of the Merger Agreement until the closing of the Merger except as otherwise permitted or contemplated in the Merger Agreement, or unless the Company consents or approves in writing, that:

    - CP shall carry on its business in the ordinary course;

    - CP shall not amend or propose to amend CP's certificate of incorporation or by-laws;

    - CP shall preserve its corporate existence and certain business relationships;

    - CP shall abide by certain restrictions on and requirements with respect to: (1) dividends, (2) issuances or reclassifications of shares,
      (3) redemptions or repurchases of shares, (4) organization of any new subsidiary or acquisition of any business, (5) borrowing funds,
      (6) paying liabilities, (7) pledging assets, (8) canceling or waiving debts or other rights of substantial value, (9) employment and compensation matters, (10) capital expenditures, (11) dealings with officers, directors or shareholders, (12) accounting policies or procedures, (13) settlement or institution of claims or lawsuits, (14) entering into, amending or terminating material contracts, (15) insurance,
      (16) tax matters, and (17) collection of accounts receivable;

    - Neither CP nor LGE shall intentionally take any action that would reasonably be expected to result in a material breach of any provision of the Merger Agreement or to make any representation or warranty of CP or LGE under the Merger Agreement untrue in any material respect; and

    - The Board of Directors of CP shall adopt a resolution terminating the participation of CP in LGE's 401(k) Plan effective as of the closing of the Merger.

    (ii) ACCESS TO INFORMATION. Upon reasonable notice and during normal business hours until the closing of the Merger or the termination of the Merger Agreement, CP has agreed to provide the Company reasonable access to all of its operations, offices, properties, books and records. In addition, CP has agreed to permit two Company designees to attend senior management and board meetings of CP, and that the Company will have the right to review any and all workpapers of CP's accountants, upon reasonable notice and during normal business hours. The Company is required to hold in strict confidence all information furnished to it in connection with the Merger.

    (iii) OBTAINING CONSENTS AND SATISFYING CONDITIONS. Each of LGE and CP have agreed to use commercially reasonable efforts to obtain all necessary consents and approvals necessary to the consummation of the transactions contemplated by the Merger Agreement. Each of LGE, CP and the Company have agreed to use commercially reasonable efforts to insure that its conditions to closing the Merger, as set forth in the Merger Agreement, are satisfied.

    (iv) SHAREHOLDER APPROVAL. The Company and LGE each agreed to take all action necessary to convene the respective meeting of its stockholders to act on the Merger Agreement and the Merger, and to use its reasonable best efforts to secure the vote or consent of such stockholders to approve the Merger Agreement and the Merger, subject to the fiduciary duties of their respective boards of directors.

    (v) PROXY STATEMENT. The Company agreed to prepare and file the proxy statement with the Securities and Exchange Commission as promptly as practicable after the execution of the Merger Agreement. CP and each stockholder of CP agreed to provide all information reasonably requested in connection with the preparation of this proxy statement, including the financial statements and other financial information of CP included in this proxy statement.

    (vi) REGULATORY FILINGS. The Company and LGE agreed that their respective ultimate parent companies would file Notification and Report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    (vii) CERTIFICATES. CP and LGE have agreed to provide the Company with any reasonably requested certificates to evidence compliance with their covenants.

    (viii) OTHER TRANSACTIONS. CP and CP's stockholders have agreed to certain restrictions on entering into or continuing discussions or transactions, and certain other restrictions, relating to any Merger, consolidation, disposition of assets or other business combination other than pursuant to the Merger Agreement.

    (ix) INFORMATION AS TO VIOLATION. LGE has agreed promptly to inform the Company of any situation that could reasonably be expected to result in a violation of any of LGE's representations or warranties under the Merger Agreement.

    (x) TAXES. The Company, Merger Subsidiary, CP and LGE have agreed to take, or refrain from taking, certain actions intended to ensure that the Merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. LGE also has agreed to inform the Company of any tax audits of LGE that include any income or operations of CP and of certain proposed adjustments or assessments relating to those audits and to provide the Company with certain written materials relating to those audits for its review. In addition, LGE has agreed to certain limitations on its rights to concede or settle any proposed adjustments or assessments relating to those audits. LGE also has agreed to retain certain books and records relating to CP for at least seven years after the closing of the Merger and to allow the Company to have access to those books and records if necessary in connection with any tax inquiry. LGE and the Company have agreed that LGE will be responsible for filing tax returns covering CP for periods ending on or before the closing of the Merger and that the Company will file all tax returns covering CP that are due after the closing of the Merger.

    (xi) INFORMATION AS TO MULTIEMPLOYER PLANS. LGE has agreed to provide the Company with certain information as to multiemployer plans that was not available at the time the Merger Agreement was signed.

    CONDITIONS. (i) MUTUAL CONDITIONS. The obligations of each party to the Merger Agreement to complete the Merger are subject to satisfaction of the following conditions:

    - The Company's stockholders and LGE's stockholders have approved the Merger Agreement and the Merger.

    - The parties to the Merger Agreement have obtained the requisite governmental approvals and all applicable waiting periods must have expired.

    - No suit, action, investigation or other proceeding by any governmental authority has been instituted which threatens the validity of the transactions under the Merger Agreement.

    - The shares of the Company's common stock representing the Merger consideration have been authorized for listing on the New York Stock Exchange and the Pacific Exchange.

    (ii) ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated by the Merger Agreement are contingent upon the satisfaction or waiver of the following additional conditions:

    - The representations and warranties of LGE set forth in the Merger Agreement shall be true and correct in all material respects as of the closing date as though such representations and warranties were made on and as of the closing date (except to the extent any such representation or warranty expressly speaks as of an earlier date); and the Company shall have received a certificate executed by LGE to that effect.

    - CP and each of CP's stockholders, including LGE, shall have performed and complied in all material respects with all covenants, obligations and conditions required by the Merger Agreement to be performed or complied with by any of them on or prior to the closing date.

    - All consents, approvals and authorizations required to be obtained by CP or any stockholder of CP, including LGE, pursuant to the Merger Agreement shall have been obtained.

    - Since the date of the Merger Agreement, no change in the business, financial condition, assets or liabilities or results of operations of CP shall have occurred, which could reasonably be expected to result in a material adverse effect on CP.

    - At the effective time of the Merger, the stockholders of CP shall surrender the certificate or certificates representing all of the issued and outstanding shares of CP common stock.

    - All documents required to have been delivered by or on behalf of CP or any stockholder of CP, including LGE, as provided for in the Merger Agreement shall have been delivered.

    (iii) ADDITIONAL CONDITIONS TO OBLIGATIONS OF LGE AND CP. The obligations of LGE and CP to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver of the following additional conditions:

    - The representations and warranties of the Company set forth in the Merger Agreement shall be true and correct in all material respects as of the closing date as though such representations and warranties were made on and as of the closing date (except to the extent any such representation or warranty expressly speaks as of an earlier date); and LGE shall have received a certificate executed by the Company to that effect.

    - the Company and Merger Subsidiary shall have performed and complied in all material respects with all covenants, obligations and conditions required by the Merger Agreement to be performed or complied with by any of them on or prior to the closing date.

    - All consents and approvals required to be obtained by the Company or Merger Subsidiary pursuant to the Merger Agreement, shall have been obtained.

    - LGE shall have received releases of liability for post-closing activities with respect to certain agreements and performance bonds.

    - All documents required to have been delivered by or on behalf of the Company pursuant to the Merger Agreement shall have been delivered.

    DELIVERIES AT CLOSING. In addition to all of the other certificates, documents or other items required to be delivered at the closing of the Merger pursuant to the Merger Agreement, the parties to the Merger Agreement will deliver the following:

    - LGE and CP, on the one hand, and the Company, on the other hand, will each deliver to the other an opinion of counsel relating to the Merger Agreement and the transactions contemplated by the Merger Agreement;

    - an employment agreement between CP and Ralph Larison, the President of CP;

    - a noncompetition agreement between the Company and LGE;

    - a stockholder's agreement between the Company and LGE, pursuant to which LGE agrees to certain restrictions on transfer of its shares of Common Stock of the Company, including an agreement not to sell or dispose of those shares, or specified portions of those shares, subject to certain exceptions, over a specified period of time;

    - an Amended and Restated Lease between LGE, as lessor, and CP, as lessee, relating to the premises located at 1925 Pier "D" Street, Long Beach, in the County of Los Angeles, State of California, duly executed and delivered by, and reflecting "arm's length" negotiations between, LGE and CP, expiring on December 31, 2009, subject to CP's option to extend the term of the lease for a total of 26 years, until December 31, 2035, with a rental price, which shall be abated through December 31, 2000, of $240,000 per annum, payable monthly, until December 31, 2002, as adjusted thereafter in accordance with the terms of the lease, which adjustments will cause the rental price to be at least $560,000 per annum during the period beginning January 1, 2003 and ending December 31, 2009 and, if extended, at least $500,000 per annum for the period from January 1, 2010 and ending December 31, 2019, and, if further extended, the rental price will be negotiated by the parties; and

    - a Lease between LGE, as lessor, and CP, as lessee, relating to the premises located at Berth 44, Pier "D" Street, Long Beach, in the County of Los Angeles, State of California, duly executed and delivered by, and reflecting "arm's length" negotiations between, LGE and CP, commencing on January 1, 2001 and expiring on December 31, 2009, subject to CP's option to extend the term of the lease for a total of 26 years, until December 31, 2035, with a rental price of $100,000 per annum (as adjusted in accordance with the terms of the lease), payable monthly, plus an additional incremental rental amount equal to $0.50 (as adjusted in accordance with the terms of the lease) for each ton of construction material transported off of the premises, payable quarterly; PROVIDED, that the maximum aggregate incremental rental payments will be $500,000 per annum (as adjusted in accordance with the terms of the lease) and, beginning January 1, 2006, the minimum aggregate incremental rental payments will be $450,000 per annum (as adjusted in accordance with the terms of the lease).

    INDEMNIFICATION. (i) INDEMNIFICATION BY LGE. LGE has agreed to indemnify the Company, its subsidiaries and certain related parties for certain liabilities arising out of any breach by LGE or CP of any representation, warranty or covenant of LGE or CP in the Merger Agreement. In certain circumstances, LGE may defer indemnification payments to the Company until such time as it may sell shares of the Company's common stock to fund such payments.

    (ii) INDEMNIFICATION BY THE COMPANY. The Company has agreed to indemnify the stockholders of CP and certain related parties for certain liabilities arising out of the Company's breach of any representation, warranty or covenant of the Company in the Merger Agreement and any liabilities arising from the ownership or operation of CP after the closing date. The Company has agreed to take reasonable steps to make indemnification payments in common stock of the Company.

    (iii) LIMITATIONS ON INDEMNIFICATION. With certain exceptions relating to taxes, employment matters, organization, ownership, and certain other matters, the right of any party to indemnity under the Merger Agreement will expire two years after the closing date. In addition, LGE generally will not be required to make any payments for indemnification unless its aggregate indemnification liabilities exceed $500,000, and then only to the extent that such liabilities exceed $500,000. Furthermore, LGE will generally not be required to make any payments for indemnification in an aggregate amount in excess of $15 million.

    TERMINATION, AMENDMENT AND WAIVER. (i) TERMINATION. The Merger Agreement may be terminated at any time before the effective time of the Merger, even after the Company's shareholders have already approved it, as follows:

    - by mutual written consent of the Company and LGE; or

    - by either the Company or LGE if they have not completed the Merger by June 1, 2000.

    (ii) EFFECT OF TERMINATION. If the Merger Agreement is terminated, no party will be liable to any other party to the Merger Agreement, except that:

    - the Company shall be fully liable for any and all damages, costs and expenses if such termination results from the willful failure to satisfy a condition, or a material and willful breach, of the Merger Agreement by the Company or Merger Subsidiary; and

    - LGE and CP shall, jointly and severally, be fully liable for any damages, costs and expenses if such termination results from the willful failure, or a material and willful breach, of the Merger Agreement by LGE or CP.

    (iii) AMENDMENT AND WAIVER. The parties may amend the Merger Agreement or waive any provision of the Merger Agreement at any time only by a writing signed by all the parties which states specifically that it is intended to amend or modify the Merger Agreement.

ACCOUNTING TREATMENT

    The Merger will be treated as a purchase for accounting and financial reporting purposes, in accordance with United States generally accepted accounting principles. Under this method of accounting, the assets and liabilities of CP will be recorded on the Company's books at their estimated fair market value.

FEDERAL INCOME TAX CONSEQUENCES

    Neither the Company nor the Company's stockholders will recognize gain or loss for federal income tax purposes as a result of the Merger.

REGULATORY MATTERS

    The Hart-Scott-Rodino Antitrust Improvements Act of 1976 may prohibit the consummation of the Merger until certain information and materials have been filed with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice and a required waiting period is observed. Even after the waiting period expires or is terminated, the Federal Trade Commission or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking divestiture of substantial assets of the Company or CP. Neither the Company, CP nor LGE believes that the consummation of the Merger will result in a violation of any applicable antitrust laws. However, there is no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, of the result. The Company, CP and LGE do not believe that any additional material governmental filings in the United States, other than the filing of certain materials relating to the Merger in California, are required in order to consummate the Merger.

VALUATION REPORT

    Under an engagement letter dated November 8, 1999, as amended and supplemented on January 26, 2000, KRC engaged Rohrer to prepare and deliver a valuation report on CP. KRC selected Rohrer based upon its qualifications, expertise and reputation, and its specific knowledge of the aggregates industry. The Board of Directors of the Company considered Rohrer's written valuation report in considering the terms of the Merger.

    The text of Rohrer's summary valuation report dated January 24, 2000 that is attached to this Proxy Statement (the Rohrer Report) as Exhibit D sets forth the material conclusions reached and the matters considered and the scope of the review undertaken by Rohrer in providing its complete valuation report. Company stockholders are urged to read the summary of the Rohrer Report carefully and in its entirety. The Rohrer Report is directed to the Board of Directors of the Company, confirms the conclusions previously expressed to the management of KRC, and addresses only the theoretical valuation of CP based upon the analysis contained in the valuation report. The Rohrer Report does not address any of the specific terms of the Merger nor does it constitute an opinion as to the value of the shares of the Company's Common Stock to be issued in the Merger or an opinion as to the fairness of the terms of the Merger from a financial point of view. Furthermore, the Rohrer Report does not constitute a recommendation to any holder of the Company's Common Stock as to how to vote with respect to the Merger at the Annual Meeting. The Rohrer Report, while materially complete, is qualified in its entirety by its reference to the complete valuation report provided to KRC and the Company's Board of Directors.

    VALUATION SUMMARY. Based upon assumptions provided by KRC regarding planned capital expenditures, future depreciation and amortization, Rohrer determined a valuation for CP of $63.55 million, based upon projected future cash flows and utilizing a discount rate of 15% per year. Based upon projected cash flows using higher quarry operating costs based upon smaller drill shots in the rhyolite rock at CP's Pebbly Beach operation, and again using a discount rate of 15% per year, Rohrer arrived at an alternative valuation for CP of $60.768 million.

    In reaching its conclusion, Rohrer observed that given the nature of CP's primary business, major breakwater and pier construction, the potential timing and nature of potential construction projects, a "complex time valued analytical model" might be overly sophisticated. Rohrer observed that, based upon CP's five year average earnings before interest, taxes, depreciation and amortization (EBITDA), a valuation of $63.55 million would result in a multiple of EBITDA of approximately 5 times, which Rohrer assessed to be a reasonable purchase price multiple.

    MARKET POSITION; POTENTIAL MARKET GROWTH. The Rohrer Report observed that CP, with an active quarry at Pebbly Beach on the southern side of Santa Catalina Island, has historically been the prime supplier of rock for Southern California marine construction stretching from Santa Barbara to San Diego. The Rohrer Report observed that CP possesses the only operating quarry on Santa Catalina Island and operates more transportation and placement equipment than other contractors in the Southern California marine construction market. The Rohrer Report also noted that CP has the only other permitted quarry on Santa Catalina Island, the Empire Quarry, which has been idle since 1976.

    The Rohrer Report stated that Los Angeles and Long Beach harbors currently dominate water transportation on the West Coast of the United States, with a market share of 60% and trade volumes growing at a compound rate of 6-7% per year. The Rohrer Report attributed the dominant position of these ports to deep drafts, size of handling facilities and intermodal infrastructure. The Rohrer Report cited a report prepared for the ports of Los Angeles and Long Beach by Wharton Financial Associates in 1987 forecasting trade growth in Southern California and the need for port handling facilities through 2020, and noted that, to date, the growth of the two ports has considerably exceeded the forecasts contained in the Wharton Financial Associates study.

    The Rohrer Report noted that over the past five years, major construction has taken place in the Los Angeles-Long Beach area with the construction of the 600 acre Los Angeles Pier 400 project alone requiring almost 11 million tons of rock. The Rohrer Report noted that, based upon conversations with port officials, although there will be several intermediate fill projects, the Port of Long Beach's Pier W is the region's next projected major project, most likely to begin in 2003 or shortly thereafter, and is forecasted to require a minimum of 7 million tons of rock from 2003 to 2006.

    Beyond the Pier W project is the Port of Los Angeles' Pier 500, which will be constructed and filled outside of the existing port breakwater probably some time after 2008. The Rohrer Report observed that the Pier 500 project should require more rock than other fill projects not only because of its contemplated size, but due to the depth of the drafts at the new terminal.

    SALES ASSUMPTIONS.  The Rohrer report noted that CP averaged approximately
1.6 million tons of rock sales during the past 12 years, and 2.7 million tons in the last five years, with the largest calendar year at 4.8 million tons, when work included Los Angeles Pier 400. The Rohrer Report noted that during this five-year period, a minimum of 80% of CP's rock sales were to Los Angeles and Long Beach port projects. In the Rohrer Report, CP's rock sales were forecasted to be approximately 770,000 tons in 2000 increasing to approximately 3.42 million tons in 2005 when work on Long Beach's Pier W alone is estimated to require approximately 2.7 million tons. The sales forecast developed by Rohrer varied from the forecast prepared by KRC in anticipating lower sales in earlier years, but increased the level of revenue anticipated by KRC to more appropriately reflect CP's competitive position.

    Rohrer based the sales forecasts included in the Rohrer Report on canvassing government offices in Southern California. In the forecast of volumes over the next five years included in the Rohrer Report valuation models, specific projects and the timing of specific projects were based upon discussion with Los

Angeles and Long Beach port officials, surrounding county planning departments and United States Army Corps of Engineers representatives. Forecast volumes in later years were cyclically averaged to reflect the projected growth of the major port facilities that CP is anticipated to be serving.

    Although Rohrer expressed the view that the sales volume for the Long Beach Pier W project used in the valuation analysis could be conservative, a material delay of the start of the project could adversely impact cash flows in the early years covered by Rohrer's analysis, and consequently have an adverse effect on calculated value of CP set forth in the Rohrer Report.

    QUARRY OPERATIONS. The Rohrer Report included a description of the operations of both the Pebbly Beach and the Empire Quarries, and the equipment and facilities employed by CP.

    The Rohrer Report noted that three types of rock are produced at the Pebbly
Quarry: Class A Rock, 4 tons and over in size, used for breakwater and wave action walls; Class B rock, 500 pounds to 4 tons in size, used in channel lining and wall formation; and Class C rock consisting of rock of smaller sizes. Rock produced at the Pebbly Beach Quarry generally consists of 5% Class A Rock, approximately 10% Class B rock and the remainder of approximately 85% consists of Class C rock which is sold for base and fill. The Rohrer Report indicated that historical CP sales appeared to be well balanced among size requirements.

    CP operates 13 barges and 2 ocean tugs and one harbor tug, along with derricks, to place rock on the marine projects. CP leases property in the Long Beach harbor from LGE for use as an equipment and staging area.

    RESERVES AND RESERVE CALCULATIONS. The Rohrer Report noted that as there are not core drilling results available with which to calculate reserves at either Pebbly Beach or Empire Quarries, it is difficult to determine the reserves of the two quarries with certainty. In summary, Rohrer suggested that probable reserves at Pebbly Beach Quarry could be as little as 28 to 44 million tons of material similar to that currently being mined. The Rohrer Report also noted that the lack of core data also raises questions concerning the quarry's operating costs in later years if it becomes necessary to abandon the "coyote hole" blasting methods of drilling and mining in favor of smaller, more selective blasting shots and quarry benching.

    The Rohrer Report noted that in the absence of test data, the Pebbly Beach reserves could be as great as approximately 300 million tons with the potential use of rhyolite. Reserves at Empire Quarry appeared to be approximately 71 million tons.

    The Rohrer Report noted that the absence of quarry drilling data represented a very significant vulnerability in the valuation analysis included in the Rohrer Report.

    COMPETITOR ANALYSIS. The Rohrer Report included a list of seven companies capable of producing riprap in competition with CP. The Rohrer Report noted that most of the competitors listed produce a full line of construction aggregates and riprap, which is a special item that is more often a by-product of regular operations. The Rohrer Report suggested that the Hubbs Group with quarries in the Corona, Riverside and San Juan Capistrano, California vicinities appears to be the closest direct competitor of CP for riprap materials. The Rohrer Report included a summary assessment of the capabilities of the competitors identified. The Rohrer report also included a forecast of Southern California marine construction for the period 2000-2005, for which CP is the most logical riprap and rock fill supplier and placement contractor. In the Rohrer Report, Rohrer suggested that with its presently operating complement of tugs and barges and derrick cranes, no other contractor is singularly able to match CP's ability to perform. Rohrer concluded that although the potential entry of other competitors, particularly Mexican concerns, was possible, CP should be able to continue its leadership before the Mexican competitors could build the necessary quarry and port facilities, and even then the focus of those quarries would be to produce construction aggregate, rather than marine rock. Rohrer did note, however, that the successful entry of a new competitor would constitute a significant vulnerability in the valuation analysis provided by Rohrer.

    OPERATING COST ANALYSIS. In developing its projections of future operating results for CP that formed part of the basis of the conclusion expressed in the Rohrer Report, Rohrer utilized CP's five year historical cost data in reviewing the costs. Based upon manpower and equipment requirement levels supplied by CP's management, Rohrer developed its own pro forma cost estimates on specific volumes of operation. Rohrer's calculated costs varied in some instances from historical trends where appropriate due to Rohrer's perception of CP's fixed and variable costs.

    In particular, Rohrer noted that, assuming that drilling of the Pebbly Beach rhyolite rock will require smaller drill shots and quarry benching, it was appropriate to incorporate an alternate set of quarry cost assumptions in the analysis that add $0.20 per ton in 2006 and increase costs $0.20 per ton per year through 2010 to cover these added costs, resulting in a cumulative cost increase of $1.00 per ton per year from 2006 through 2010. The effect of these added costs is reflected in the lower alternate valuation of $60.768 million discussed above.

    Rohrer independently provided forecast assumptions for the rock volumes and quarry costs and, after review of the assumptions made by KRC concerning transportation costs, placement costs, and related costs and selling, general and administrative costs corresponding to the volumes predicted by Rohrer, found no reason to alter such assumptions.

    Rohrer noted, however, that mining requirements provided by management indicated a departure from historical cost levels with considerable unused capacity on a daily basis, and noted that the discrepancy suggested that further analysis was required.

    POTENTIAL OPPORTUNITIES BEYOND FORECAST LEVELS. The Rohrer Report also identified factors with respect to CP, which, if realized, would indicate a valuation greater than the amounts included in the Rohrer Report. For example, greater rock requirement on the Long Beach Pier W project and the possible use of rock produced by CP for runway extensions at the Los Angeles and San Francisco International Airports would increase the value of CP. Rohrer also identified the use of quarry rock from Santa Catalina Island for asphalt and base for the LA Basin as another potential business opportunity for CP as mainland quarries closer in to the LA Basin deplete over the next five to ten years.

    KRC has agreed to pay Rohrer a cash fee of $40,000 for its services in connection with the Rohrer report, and to reimburse Rohrer for out of pocket expenses incurred in connection with the preparation of the Rohrer Report. KRC has agreed to indemnify Rohrer against certain liabilities, including liabilities under the federal securities laws.

SELECTED HISTORICAL FINANCIAL INFORMATION

    MDU RESOURCES GROUP, INC. SELECTED FINANCIAL INFORMATION. The following table sets forth selected historical financial information for the Company for each of the five fiscal years in the period ended December 31, 1999.

                                                        YEARS ENDED DECEMBER 31,
                                     --------------------------------------------------------------
                                        1995         1996         1997         1998         1999
                                     ----------   ----------   ----------   ----------   ----------
                                            (IN THOUSANDS, EXCEPT FOR PER SHARE INFORMATION)
Operating revenues.................  $  464,246   $  514,701   $  607,674   $  896,627   $1,279,809
Earnings on common stock...........      40,841       44,683       53,835       33,330       83,308
Earnings per common share--basic...        0.96         1.05         1.24         0.66         1.53
Earnings per common
  share--diluted...................        0.95         1.04         1.24         0.66         1.52
Dividends per common share.........      0.7188       0.7333       0.7534       0.7834         0.82

Total Assets.......................   1,056,479    1,089,173    1,113,892    1,452,775    1,766,303
Net long-term debt.................     237,352      280,666      298,561      413,264      563,545
Redeemable preferred stock.........       2,000        1,900        1,800        1,700        1,600

    CONNOLLY-PACIFIC CO. SELECTED FINANCIAL INFORMATION. The following table sets forth selected historical financial information for CP for each of the five fiscal years in the period ended March 31, 1999 and for the nine month periods ended December 31, 1998 and 1999.

                                                                                                     NINE MONTHS ENDED
                                                  YEARS ENDED MARCH 31,                                DECEMBER 31,
                            ------------------------------------------------------------------   -------------------------
                               1995          1996          1997          1998          1999         1998          1999
                            -----------   -----------   -----------   -----------   ----------   -----------   -----------
                            (UNAUDITED)   (UNAUDITED)   (UNAUDITED)   (UNAUDITED)                (UNAUDITED)   (UNAUDITED)
                                                     (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
Net sales.................    $26,247       $37,016       $51,861       $35,783      $26,977       $23,610       $16,367
Earnings on common
  stock(b)................      2,857         5,866         7,931        12,630        9,808         9,993         2,118
Earnings per common
  share--basic and
  diluted(a)..............        N/M           N/M           N/M           N/M          N/M           N/M           N/M
Dividends per common
  share(a)................        N/M           N/M           N/M           N/M          N/M           N/M           N/M

Total Assets..............     10,711        15,133        24,683        20,616        5,022        15,641         8,190
Net long-term debt........         --            --            --            --           --            --            --
Redeemable preferred
  stock...................         --            --            --            --           --            --            --

--------------------------

(a) Not meaningful. CP was a wholly-owned subsidiary of LGE with a nominal number of shares outstanding.

(b) From April 1, 1997 through December 31, 1998, CP was treated as a Qualified Subchapter S Subsidiary for federal income tax purposes and was only subject to state income taxes. See CP Management's Discussion and Analysis of Financial Condition and Results of Operations and Notes 1 and 3 to the CP financial statements.

HISTORICAL AND PRO FORMA PER SHARE DATA

    COMPARATIVE PER SHARE DATA OF THE COMPANY AND CP (UNAUDITED). The following tables present comparative per share information for the Company and CP on a historical basis and on a pro forma basis assuming that the acquisition had occurred at January 1, 1999 for cash dividends and earnings per common share--diluted and as of December 31, 1999 for book value per common share.

    The pro forma information was prepared using the purchase method of accounting. The pro forma information presented reflects the results of pro forma adjustments that are based on preliminary estimates of fair market value and certain assumptions that the Company believes are reasonable under the circumstances. The actual allocation of the consideration paid by the Company for CP may differ from that reflected in this pro forma information after a more extensive review of the fair market values of the assets acquired and liabilities assumed has been completed. The unaudited pro forma information does not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor is it necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma information does not give effect to any operating efficiencies or cost savings that may be realized as a result of the merger, primarily related to reduction of duplicative operating, general and administrative expenses.

    The tables should be read in conjunction with the Company's consolidated financial statements and notes incorporated by reference in this Proxy Statement and the financial statements and notes of CP included elsewhere in this Proxy Statement.

                                                                     PRO FORMA
                                                  HISTORICAL         YEAR ENDED
                                                  YEAR ENDED        DECEMBER 31,
                                              DECEMBER 31, 1999       1999(B)
                                              ------------------   --------------
MDU RESOURCES GROUP, INC.:
Book value per common share.................        $11.74             $11.96
Dividends per common share..................          0.82               0.82
Earnings per common share--diluted..........          1.52               1.46

                                                                 EQUIVALENT
                                                 HISTORICAL       PRO FORMA
                                                 YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,
                                                    1999           1999(C)
                                                -------------   -------------
CP:
Book value per common share...................     $5,189          $33,800
Dividends per common share(a).................        N/M              N/M
Earnings per common share--diluted(a).........        N/M              N/M

------------------------

(a) Not meaningful. CP was a wholly-owned subsidiary of LGE with a nominal number of shares outstanding.

(b) The Company's pro forma earnings per common share amount--diluted was derived using the unaudited results of CP for the three months ended
    March 31, 1999 and the nine months ended December 31, 1999. The combined pro forma dividend per common share shown is the Company's historical dividend per common share.

(c) The CP equivalent pro forma book value per common share amount has been calculated by multiplying the Company's pro forma book value per common share amount by 2,826.087. This represents the number of shares of the Company's Common Stock that a holder of one share of CP Common Stock will receive.

CP FINANCIAL STATEMENTS

    CP's financial statements appear on pages F-1 through F-12 of this Proxy Statement.

CP MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

    RESULTS OF OPERATIONS--OVERVIEW. Many of CP's projects are large, multi-year projects. These projects are bid at unpredictable times, have varied starting and completion dates and usually have different product mixes and profit margins. These factors all contribute to the timing of CP's revenues and profits varying significantly from period to period. Revenue from construction contracts is recognized using the percentage of completion method of accounting based upon costs incurred and projected costs. Cost of sales consists of direct costs on contracts, including labor and materials, amounts payable to sub-contractors, direct overhead costs, equipment expense and insurance costs.

    The following table shows CP's net sales, broken down to show net sales derived from CP's largest customers, during the fiscal years and nine-month periods described below and illustrates CP's sensitivity to the revenues of the large projects that are ongoing during a given fiscal period:

                                                                                    NINE MONTHS ENDED
                                                YEAR ENDED MARCH 31                    DECEMBER 31
                                      ---------------------------------------   -------------------------
                                         1997          1998          1999          1998          1999
                                      -----------   -----------   -----------   -----------   -----------
Pier 400 Constructors
  (Phase 1--City of Los Angeles)....  $21,301,000   $10,765,000   $   --        $   --        $   --
Dutra Construction..................   18,154,000       454,000       --            --            --
Manson Construction.................    6,663,000       529,000       --            --            --
Pier 400 Constructors
  (Phase 2--US Corp of Engineers)...      --         19,567,000    23,541,000    20,967,000     1,799,000
Pier T Constructors
  (City of Long Beach)..............      --            --            --            --          9,228,000
Southern California Edison..........      --            --            --            --          2,608,000
Other customers.....................    5,743,000     4,468,000     3,436,000     2,643,000     2,732,000
                                      -----------   -----------   -----------   -----------   -----------
Total...............................  $51,861,000   $35,783,000   $26,977,000   $23,610,000   $16,367,000
                                      ===========   ===========   ===========   ===========   ===========

    RESULTS OF OPERATIONS--FISCAL YEAR 1999 VERSUS 1998. Net sales of $26,977,000 for fiscal 1999 decreased 24.6% from net sales of $35,783,000 for fiscal 1998. The decrease is a result of a reduction of the volume of work in fiscal 1999 due to the completion of three significant multi-year contracts in fiscal 1998, while working on only one significant contract in fiscal 1999.

    Gross profit was $11,817,000, or 43.8% of total revenues, in fiscal 1999 as compared to gross profit of $15,068,000, or 42.1% of total revenues, in fiscal 1998. Gross profit margins are substantially consistent due to a large multi-year project that was in progress during both fiscal periods.

    Selling, general and administrative (SG&A) expenses of $1,741,000 for fiscal 1999 decreased 3.7% from $1,808,000 in fiscal 1998. CP's SG&A expenses are comprised largely of fixed costs for items such as insurance, management personnel and rents. The decrease in fiscal 1999 was primarily due to lower workers' compensation insurance costs.

    Income tax expense was $322,000 in fiscal 1999 as compared to income tax expense of $631,000 in fiscal 1998, resulting in an effective tax rate of 3.2% in fiscal 1999 and 4.8% in fiscal 1998. The low effective tax rate for both years results from CP's being treated as a Qualified Subchapter S Subsidiary
(QSSS) in fiscal 1998 and the first nine months of 1999. The lower effective rate in fiscal 1999 as compared to fiscal 1998 results primarily from the non-recurring effects of the conversion of CP from a QSSS to a corporation subject to tax under subchapter C of the Internal Revenue Code of 1986, as amended, as of January 1, 1999. See Notes 1 and 3 to the CP financial statements.

    Net earnings of $9,808,000 for fiscal 1999 decreased 22.3% from net earnings of $12,630,000 in fiscal 1998. This decrease reflects the net effect of the foregoing factors.

    RESULTS OF OPERATIONS--FISCAL YEAR 1998 VERSUS 1997. Net sales of $35,783,000 for fiscal 1998 decreased 31.0% from net sales of $51,861,000 for fiscal 1997. This decrease is due to CP working on three large multi-year projects in fiscal 1997 while CP completed these projects and started only one other large project in fiscal 1998.

    Gross profit was $15,068,000, or 42.1% of total revenues, in fiscal 1998 as compared to gross profit of $14,269,000, or 27.5% of total revenues, in fiscal 1997. This significant increase in profit margin in fiscal 1998 is the result of the large project in progress during fiscal 1998 having a higher margin than the three large projects that were in progress in fiscal 1997 and were completed during fiscal 1998.

    SG&A expenses of $1,808,000 for fiscal 1998 decreased 9.3% from $1,993,000 in fiscal 1997. The factors that contributed to the decrease were lower workers' compensation insurance costs and lower pre-bid costs on potential projects in fiscal 1998.

    Income tax expense was $631,000 in fiscal 1998 as compared to $4,417,000 in fiscal 1997, resulting in an effective tax rate of 4.8% in fiscal 1998 and 35.8% in fiscal 1997. This large reduction in the effective tax rate was due to the change in the treatment of CP for federal income tax purposes from treatment as a corporation subject to tax under subchapter C of the Internal Revenue Code of 1986, as amended, to treatment as a QSSS on April 1, 1997. See Notes 1 and 3 to the CP financial statements.

    Net earnings of $12,630,000 in fiscal 1998 increased 59.2% from $7,931,000 in fiscal 1997. This increase reflects the net effect of the foregoing factors.

    RESULTS OF OPERATIONS--NINE MONTHS ENDED DECEMBER 31, 1999 VERSUS DECEMBER 31, 1998. Net sales of $16,367,000 for the nine-month period ended
December 31, 1999 decreased 30.7% from net sales of $23,610,000 for the same period in the prior year. This decrease is a result of CP's having a large project ongoing during fiscal 1998 in contrast to having only moderately sized projects in process during fiscal 1999.

    Gross profit for the nine-month period ended December 31,1999 was $5,229,000, or 31.9% of total revenues, a decrease of 55.1% from gross profits of $11,655,000, or 49.4% of total revenues, for the same period of the prior year. The primary factors contributing to this decrease are product mix of the projects in process during those nine-month periods and margin variability on those projects.

    SG&A expenses increased 40.0% to $1,794,000 from $1,281,000 for the nine-month periods ended December 31, 1999 and 1998, respectively. This increase can be attributed to the addition of administrative employees and increased insurance costs during the 1999 period.

    Income tax expense was $1,305,000 and $435,000, resulting in an effective tax rate of 38.1% and 4.2%, for the nine months ended December 31, 1999 and 1998, respectively. This large increase in the effective tax rate was due to CP's treatment for federal income tax purposes as a QSSS from April 1, 1997 until its QSSS election was revoked effective January 1, 1999. See Notes 1 and 3 to the CP financial statements.

    Net earnings for the nine-month period ended December 31, 1999 were $2,118,000, a decrease of 78.8% from net earnings of $9,993,000 during the same period in the prior year. This decrease reflects the net effect of the factors described above.

    LIQUIDITY AND CAPITAL RESOURCES. During fiscal 1999, net cash provided by operating activities was $11,013,000 as compared with $13,111,000 in fiscal 1998 and $14,679,000 in fiscal 1997. The decrease was primarily due to the fluctuations in earnings discussed above and changes in operating assets and liabilities. Cash provided by operating activities in fiscal 1999 was primarily used to make payments to LGE.

    During fiscal 1999, net cash used in investing activities was $195,000 as compared with $1,139,000 in fiscal 1998 and $2,577,000 in fiscal 1997. The decrease was due primarily to the decrease in equipment purchased during each fiscal year. As of December 31, 1999, CP has minimal purchase commitments as it believes it has the equipment levels necessary to conduct normal business operations for the foreseeable future.

    During fiscal 1999, net cash used in financing activities was $24,462,000 as compared with $16,348,000 in fiscal 1998 and $2,539,000 in fiscal 1997. The increases are due primarily to the payments made to the parent in each fiscal year.

    CP believes that cash flows from operations together with working capital support from its parent, if necessary, will be sufficient to fund operations and capital expenditures for the foreseeable future.

    Capital expenditures for the nine-month period ended December 31, 1999 were primarily for the acquisition of marine equipment to reduce transportation costs by enhancing volume capacity for future work.

    IMPACT OF YEAR 2000 ISSUE. The Year 2000 issue is the risk that systems, products and equipment utilizing date-sensitive software or computer chips with two-digit date fields will fail to properly recognize dates during the year 2000. Such failures in CP's software and hardware or that of government entities, service providers, suppliers or customers could result in interruptions of CP's business that could have a material adverse impact on the result of CP's operations.

    CP's information technology systems consist primarily of hardware and software purchased or licensed from third parties, and certain of its equipment contains embedded computer chips. Since January 1, 2000, CP has not experienced any material malfunctions in its equipment or software programs relating to the Year 2000 issue, and has not experienced any disturbances in its business due to any Year 2000 problems experienced by third parties. The cost of CP's compliance efforts and remediation steps has been less than $5,000, and CP does not have current plans to make any further expenditures, barring unanticipated future Year 2000 issue impact.

    INFLATION. Many of CP's operating expenses are sensitive to the effects of inflation, which could result in higher operating costs. The effects of inflation on CP's business have not been significant during the last three years.

    FORWARD LOOKING STATEMENTS. The discussion of CP's financial position and results of operations contain forward-looking statements. These statements contain words such as "believe," "anticipate," "plan," "expect," "estimate," "will" and similar expressions. CP has based these forward-looking statements on its current expectations and projections about future events, but does not represent these forward-looking statements to be guarantees of future performance or results. CP's actual results may vary materially from those indicated in the forward-looking statements as a result of a number of risks and uncertainties, including unanticipated project delays on CP's projects or changes in project costs, unanticipated changes in operating expenses or capital expenditures, weather conditions and labor negotiations or disputes.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

    The Board of Directors (with Mr. Orr absent and with Mr. Everist, because of his interest in the transaction, not present or participating in the Board's consideration of CP or the Merger) has voted unanimously to recommend to the Company's stockholders the approval of the Merger Agreement, the Merger and the transactions contemplated thereby, including the issuance by the Company of 2,826,087 shares of its Common Stock (subject to adjustment) in exchange for all of the outstanding capital stock of CP. Such approval requires the affirmative vote of a majority of the total number of votes cast, provided that the number of votes cast represents more than 50% of the total number of shares of Common Stock of the Company outstanding. If a choice has been specified by a stockholder by means of the proxy, the shares of Common Stock will be voted accordingly. If no choice has been specified, the shares will be voted "FOR" the proposal.

           PROPOSAL TO AMEND THE 1992 KEY EMPLOYEE STOCK OPTION PLAN

    The 1992 Key Employee Stock Option Plan (the "KESOP") was approved by the stockholders at the 1992 Annual Meeting. On February 17, 2000, the Board of Directors approved amendments to the plan to qualify grants under the plan as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In accordance with the provisions of
Section 162(m) of the Code, the stockholders must also approve the KESOP amendments.

    The amendments provide a limit on the number of stock options and dividend equivalents that may be granted in any calendar year to a covered employee. The amendments also establish a menu of performance goals from which the Compensation Committee may select specific goals for each performance period.

    The complete text of the KESOP as amended is set forth as Exhibit "B" hereto. The following is a summary of the material features of the KESOP and is qualified in its entirety by reference to Exhibit "B".

PURPOSE OF THE KESOP

    The purpose of the KESOP is to motivate key employees of the Company and its business units to achieve specified long-term performance goals and to encourage ownership by them of Company common stock.

EFFECTIVE DATE AND DURATION

    The KESOP became effective on April 28, 1992, and remains in effect, subject to the right of the Board of Directors to terminate the KESOP at any time, until all shares subject to the KESOP shall have been purchased or acquired.

AMENDMENTS

    The Board may, at any time and from time to time, amend, suspend or terminate the KESOP in whole or in part, subject to certain restrictions as stated in the KESOP.

ADMINISTRATION OF THE KESOP

    The KESOP is administered by the Compensation Committee of the Board or by any other committee appointed by the Board of Directors (the "Committee").

SHARES SUBJECT TO THE KESOP

    When it became effective, the KESOP authorized the grant of up to 800,000 shares of MDU Resources Group, Inc. common stock. At December 31, 1999, after giving effect to stock splits and grants pursuant to the KESOP, 285,675 shares remained available for issuance. Shares underlying options that lapse or are forfeited may be reused for subsequent awards. Shares may be authorized but unissued shares of common stock, treasury stock or shares purchased on the open market. The market value of a share of Company common stock as of December 31, 1999 was $20.

    If a stock split, stock dividend or other corporate transaction occurs that causes a change in the capitalization of the Company, the Committee shall make appropriate adjustments to the number of shares that may be granted under the KESOP and the number and/or price of shares of common stock subject to outstanding options under the KESOP.

ELIGIBILITY AND PARTICIPATION

    Employees eligible to participate in the KESOP include all key employees of the Company and its business units, as determined by the Committee. The approximate number of employees who are currently eligible to participate under the KESOP is 72.

GRANTS UNDER THE KESOP

    SECTION 162(m). Stock options and dividend equivalents are intended to qualify for deductibility under Section 162(m) of the Code. The total number of shares with respect to which options may be granted in any calendar year to any covered employee under Section 162(m) shall not exceed 150,000, and the aggregate number of dividend equivalents that a covered employee may receive in any calendar year shall not exceed $1,500,000.

    A covered employee means those persons specified in Section
162(m)--generally the chief executive officer and the next four most highly-compensated officers.

    GRANTS. The KESOP permits only the grant of nonqualified stock options and dividend equivalents. The exercise price for stock options is the average of the high and low sale prices of Company common stock on the date of grant.

    The option exercise price is payable in cash, in shares of common stock of the Company having a fair market value equal to the exercise price, by cashless exercise, share withholding or any combination of the foregoing. Share withholding for taxes is also permitted.

    Subject to the general discretion of the Committee to determine the terms and provisions of all option grants, options generally are granted as performance-accelerated options with a ten-year term. The Committee establishes performance cycles and goals for each grant. Options automatically vest in full in nine years, but vesting may be accelerated if performance goals are met. Dividend equivalents are also accrued on the options and may be earned, at the end of each performance cycle, at amounts from 0% to 150% based on achievement of performance goals. Any dividend equivalents not earned are forfeited.

PERFORMANCE GOALS

    Performance goals, which are established by the Committee, will be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

TERMINATION OF EMPLOYMENT

    Subject to the Committee's discretion to determine otherwise, upon any termination of employment, unvested options and all accrued dividend equivalents are forfeited. Vested options may be exercised for periods ranging from three months to one year, depending upon the reason for termination, except if the termination was for cause, in which case the options and dividend equivalents are forfeited.

TRANSFERABILITY

    Options may not be transferred, pledged or assigned other than by will or by the laws of descent and distribution.

CHANGE IN CONTROL

    Upon a change in control, as defined below, all options vest immediately and all amounts accrued as dividend equivalents are paid out at 100%.

    A change in control of the Company means the earliest of the following events to occur: (i) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Securities

Exchange Act of 1934, as amended) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding;
(ii) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company;
(iii) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (iv) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who were members of the Board at the beginning of the period; or (v) any other event which shall be deemed by a majority of the Committee to constitute a "change in control".

AWARD INFORMATION

    It is not possible at this time to determine awards that will be made in the future pursuant to the KESOP. Options that have been granted in the past are set forth in the table below.

            OPTION GRANTS UNDER 1992 KEY EMPLOYEE STOCK OPTION PLAN
               (ALL GRANTS ADJUSTED FOR SUBSEQUENT STOCK SPLITS)

                                                              NUMBER OF
                                                              SECURITIES   EXERCISE
                                                              UNDERLYING   PRICE PER
                                                               OPTIONS       SHARE     EXPIRATION
NAME & POSITION                                                GRANTED        ($)         DATE
---------------                                               ----------   ---------   ----------
Martin A. White ............................................    13,792      10.5000       5/5/02
  President & C.E.O.                                            13,387      12.3333       2/8/05
                                                               122,760      21.1250      2/10/08

Douglas C. Kane ............................................    30,915      10.5000       5/5/02
  Executive Vice President, Chief Administrative & Corporate    41,928      12.3333       2/8/05
  Development Officer                                           55,800      21.1250      2/10/08

Ronald D. Tipton ...........................................    22,027      10.5000       5/5/02
  President & C.E.O. of Montana-Dakota Utilities Co.            49,432      12.3333       2/8/05
                                                                49,125      21.1250      2/10/08

Warren L. Robinson .........................................     8,100      10.5000       5/5/02
  Executive Vice President, Treasurer & Chief Financial         22,950      12.3333       2/8/05
  Officer                                                       37,950      21.1250      2/10/08

Lester H. Loble, II ........................................    13,792      10.5000       5/5/02
  Vice President, Secretary & General Counsel                   14,850      12.3333       2/8/05
                                                                27,900      21.1250      2/10/08

All current executive officers as a group...................   117,043      10.5000       5/5/02
                                                               178,264      12.3333       2/8/05
                                                               331,485      21.1250      2/10/08

All current directors who are not executive officers as a            0            0            0
  group.....................................................

Each nominee for election as a director.....................         0            0            0

Each associate of such persons..............................         0            0            0

Each other person who receives 5% of such options...........         0            0            0

All employees, including all current officers who are not
  executive
  officers, as a group......................................    90,807      10.5000       5/5/02
                                                               159,180      12.3333       2/8/05
                                                               426,675      21.1250      2/10/08
                                                                24,000      23.8438       8/1/08
                                                                49,250      19.9688       1/1/10

    All options granted to date under the KESOP have been performance-accelerated options with a ten-year term, which vest nine years after date of grant, but vesting may be accelerated upon achievement of performance goals established by the Committee over a three-year performance period. Dividend equivalents were also granted. All grants under the KESOP for the named executive officers have been previously reported as required in prior proxy statements.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief description of the principal federal income tax consequences relating to options awarded under the KESOP. This summary is based on the Company's understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

CONSEQUENCES TO THE OPTIONHOLDER

    GRANT. There are no federal income tax consequences to the optionholder solely by reason of the grant of an option under the KESOP.

    EXERCISE. Upon the exercise of an option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company common stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise will be subject to both wage and employment tax withholding.

    The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus the amount of ordinary income, if any, recognized by the optionholder upon exercise.

    DISPOSITION OF SHARES ACQUIRED UNDER AN OPTION. If an optionholder disposes of shares of Company common stock acquired upon exercise of an option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder's basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss will be short-term or long-term depending on whether the shares of Company common stock were held for more than one year from the date such shares were transferred to the optionholder.

CONSEQUENCES TO THE COMPANY

    There are no federal income tax consequences to the Company by reason of the grant of options.

    At the time the optionholder recognizes ordinary income from the exercise of an option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its reporting obligations described below.

    The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of an option. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of options.

OTHER TAX CONSEQUENCES

    The foregoing discussion is not a complete description of the federal income tax aspects of options granted under the KESOP. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

    Approval of the amendments to the KESOP requires the affirmative vote of the holders of a majority of the common stock present or represented and entitled to vote. If a choice has been specified by a stockholder by means of the proxy, the shares of common stock will be voted accordingly. If no choice has been specified, the shares will be voted "FOR" the proposal.

         PROPOSAL TO AMEND THE 1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

    The 1997 Executive Long-Term Incentive Plan (the "LTIP") was approved by the stockholders at the 1997 Annual Meeting. On February 17, 2000, the Board of Directors approved amendments to the plan to qualify grants under the plan as "performance-based" compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In accordance with the provisions of
Section 162(m) of the Code, the stockholders must also approve the LTIP amendments.

    The amendments provide a limit on the number of awards that may be granted in any calendar year to a covered employee. The amendments also establish a menu of performance goals from which the Compensation Committee may select specific goals for each performance period.

    The complete text of the LTIP as amended is set forth as Exhibit "C" hereto. The following is a summary of the material features of the LTIP and is qualified in its entirety by reference to Exhibit "C".

PURPOSE OF THE LTIP

    The purpose of the LTIP is to promote the success and enhance the value of the Company by linking the personal interests of officers and key employees to those of the Company's stockholders and customers. The LTIP is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as officers and key employees of the Company.

EFFECTIVE DATE AND DURATION

    The LTIP became effective on April 22, 1997, and remains in effect, subject to the right of the Board of Directors to terminate the LTIP at any time, until all shares subject to the LTIP shall have been purchased or acquired; provided, however, that no awards may be made after the tenth anniversary of the effective date.

AMENDMENTS

    The Board may, at any time and from time to time, alter, amend, suspend or terminate the LTIP in whole or in part, subject to certain restrictions as stated in the LTIP.

ADMINISTRATION OF THE LTIP

    The LTIP is administered by the Compensation Committee of the Board or by any other committee appointed by the Board of Directors (the "Committee").

SHARES SUBJECT TO THE LTIP

    When it became effective, the LTIP authorized the grant of up to 1,200,000 shares of MDU Resources Group, Inc. common stock. At December 31, 1999, after giving effect to stock splits and grants pursuant to the LTIP, 1,677,615 shares remain available for issuance. Shares underlying awards that lapse or are forfeited may be reused for subsequent awards. Shares may be authorized but unissued shares of common stock, treasury stock or shares purchased on the open market. The market value of a share of Company common stock as of December 31, 1999 was $20.

    If a stock split, stock dividend or other corporate transaction occurs that causes a change in the capitalization of the Company, the Committee shall make appropriate adjustments to the number and class of shares of common stock that may be granted under the LTIP and the number and class and/or price of shares of common stock subject to outstanding awards under the LTIP, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

ELIGIBILITY AND PARTICIPATION

    Employees eligible to participate in the LTIP include all officers and key employees of the Company and its business units, as determined by the Committee, including employees who are members of the Board of Directors, but excluding directors who are not employees. The approximate number of employees who are currently eligible to participate under the LTIP is 41.

GRANTS UNDER THE LTIP

    SECTION 162(m). Stock options, SARs and performance unit/performance share awards are intended to qualify for deductibility under Section 162(m) of the Code. Dividend equivalents, restricted stock, restricted stock units and other awards may qualify for deductibility.

    The total number of shares with respect to which options or SARs may be granted in any calendar year to any covered employee under Section 162(m) of the Code shall not exceed 300,000 shares; (ii) the total number of shares of restricted stock that are intended to qualify for deduction that may be granted in any calendar year to any covered employee shall not exceed 300,000 shares;
(iii) the total number of performance shares or performance units that may be granted in any calendar year to any covered employee shall not exceed 300,000 shares or units, as the case may be; (iv) the total number of shares that are intended to qualify for deduction granted pursuant to Article 10 of the Plan in any calendar year to any covered employee shall not exceed 300,000 shares;
(v) the total cash award that is intended to qualify for deduction that may be paid pursuant to Article 10 of the Plan in any calendar year to any covered employee shall not exceed $1,500,000; and (vi) the aggregate number of dividend equivalents that are intended to qualify for deduction that a covered employee may receive in any calendar year shall not exceed $1,500,000.

    A covered employee means those persons specified in Section 162(m) of the Code--generally the chief executive officer and the next four most highly-compensated officers.

    STOCK OPTIONS. The Committee may grant incentive stock options ("ISOs"), nonqualified stock options ("NQSOs") or a combination thereof under the LTIP. The exercise price for each such award shall be not less than the average of the high and low sale prices of Company common stock on the date of grant. Options shall expire at such times and shall have such other terms and conditions as the Committee may determine at the time of grant, provided, however, that no ISO shall be exercisable later than the tenth anniversary of its grant. Dividend equivalents may also be granted.

    The option exercise price is payable in cash, in shares of common stock of the Company having a fair market value equal to the exercise price, by share withholding, cashless exercise or any combination of the foregoing.

    STOCK APPRECIATION RIGHTS. SARs granted under the LTIP may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the average of the high and low sale prices of a share of Company common stock on the date of grant. The base value of a tandem SAR shall be equal to the option exercise price of the related option.

    Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and as set forth in the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of common stock of the Company for which its related option is exercisable.

    Upon exercise of an SAR, a participant will receive the product of the excess of the fair market value of a share of Company common stock on the date of exercise over the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due to the participant upon exercise may be made in cash, in shares of Company common stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

    RESTRICTED STOCK. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee may establish performance goals, as described below, for restricted stock.

    Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and, subject to the Committee's right to determine otherwise at the time of grant, will receive regular cash dividends. All other distributions paid with respect to the restricted stock shall be credited subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

    PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The Committee shall set performance goals, which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of performance units/shares that will be paid out to participants.

    Participants shall receive payment of the value of performance units/shares earned after the end of the performance period. Payment of performance units/shares shall be made in cash and/or shares of common stock which have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

    OTHER AWARDS. The Committee may make other awards which may include, without limitation, the grant of shares of common stock based upon attainment of performance goals established by the Committee as described below, the payment of shares in lieu of cash or cash based on performance goals and the payment of shares in lieu of cash under other Company incentive or bonus programs.

PERFORMANCE GOALS

    Performance goals, which are established by the Committee, will be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

TERMINATION OF EMPLOYMENT

    Each award agreement shall set forth the participant's rights with respect to each award following termination of employment with the Company.

TRANSFERABILITY

    Except as otherwise determined by the Committee at the time of grant and subject to the provisions of the LTIP, awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a participant's rights shall be exercisable only by the participant or the participant's legal representative during his or her lifetime.

CHANGE IN CONTROL

    Upon a change in control, as defined below,

    (a) Any and all options and SARs granted under the LTIP shall become immediately exercisable;

    (b) Any restriction periods and restrictions imposed on restricted stock shall be deemed to have expired; any performance goals shall be deemed to have been met at the target level; and such restricted stock shall become immediately vested in full; and

    (c) The target payout opportunity attainable under all outstanding awards of performance units, performance shares and other awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all awards denominated in shares shall be accelerated as of the effective date of the change in control, and there shall be paid out in cash to participants immediately following the effective date of the change in control the full amount of the targeted cash payout opportunities associated with outstanding cash-based awards.

    A change in control of the Company means the earliest of the following events to occur: (i) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (ii) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (iii) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (iv) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who were members of the Board at the beginning of the period; (v) the sale or other disposition of all or substantially all of the assets of Montana-Dakota Utilities Co., other than to a subsidiary of the Company or (vi) any other event which shall be deemed by a majority of the Committee to constitute a "change in control".

AWARD INFORMATION

    It is not possible at this time to determine awards that will be made in the future pursuant to the LTIP. No options have been granted under the LTIP.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief description of the principal federal income tax consequences relating to options awarded under the LTIP. This summary is based on the Company's understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

CONSEQUENCES TO THE OPTIONHOLDER

    GRANT. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs or NQSOs under the LTIP.

    EXERCISE. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the ISO no later than three months following the termination of the optionholder's employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see "Alternative Minimum Tax" below).

    Upon the exercise of a NQSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company common stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise by an optionholder of a NQSO will be subject to both wage and employment tax withholding.

    The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a NQSO, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

    QUALIFYING DISPOSITION. If an optionholder disposes of shares of Company common stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the option exercise price).

    DISQUALIFYING DISPOSITION. If the optionholder disposes of shares of Company common stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share's fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (I.E., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of Company common stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

    OTHER DISPOSITION. If an optionholder disposes of shares of Company common stock acquired upon exercise of a NQSO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder's basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Company common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of Company common stock were held for more than one year from the date such shares were transferred to the optionholder.

    ALTERNATIVE MINIMUM TAX. Alternative minimum tax ("AMT") is payable if and to the extent the amount thereof exceeds the amount of the taxpayer's regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income; generally, regular taxable income, subject to certain adjustments and increased by items of tax preference, is treated differently under the AMT.

    For AMT purposes, the spread upon exercise of an ISO (but not a NQSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of Company common stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the ISO shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

CONSEQUENCES TO THE COMPANY

    There are no federal income tax consequences to the Company by reason of the grant of ISOs or NQSOs or the exercise of an ISO (other than disqualifying dispositions).

    At the time the optionholder recognizes ordinary income from the exercise of a NQSO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its reporting obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

    The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a NQSO. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of NQSOs.

OTHER TAX CONSEQUENCES

    The foregoing discussion is not a complete description of the federal income tax aspects of options granted under the LTIP. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

    Approval of the amendments to the LTIP requires the affirmative vote of the holders of a majority of the common stock present or represented and entitled to vote. If a choice has been specified by a stockholder by means of the proxy, the shares of common stock will be voted accordingly. If no choice has been specified, the shares will be voted "FOR" the proposal.

                             EXECUTIVE COMPENSATION

    Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ending December 31, 1999, 1998, and 1997, for those persons who (i) served as the Chief Executive Officer during 1999, and (ii) were the other four most highly compensated executive officers of the Company at December 31, 1999 (the "Named Officers"). Footnotes supplement the information contained in the Tables.

                     TABLE 1: SUMMARY COMPENSATION TABLE(1)

                                                                                   LONG-TERM COMPENSATION
                                                                           ---------------------------------------
                                               ANNUAL COMPENSATION                   AWARDS              PAYOUTS
                                         -------------------------------   --------------------------   ----------
            (A)                 (B)        (C)        (D)         (E)         (F)             (G)          (H)             (I)
                                                                 OTHER                     SECURITIES
                                                                ANNUAL     RESTRICTED      UNDERLYING                   ALL OTHER
                                                                COMPEN-      STOCK          OPTIONS/       LTIP          COMPEN-
NAME AND                                  SALARY    BONUS(2)   SATION(3)     AWARDS           SARS       PAYOUTS        SATION(8)
PRINCIPAL POSITION              YEAR       ($)        ($)         ($)         ($)             (#)          ($)             ($)
------------------            --------   --------   --------   ---------   ----------      ----------   ----------      ---------
Martin A. White                 1999     323,077    203,960                 229,063(4)        --           --             4,872
  --President & C.E.O.          1998     254,808    139,461                  54,157(5)      122,760(6)    43,937(7)       5,484
                                1997     147,316     54,450                   --              --           --             4,875

Douglas C. Kane                 1999     210,220     79,146                 114,532(4)        --           --             5,100
  --Executive Vice              1998     210,185     63,032                  62,689(5)       55,800(6)   137,605(7)       4,800
  President,                    1997     201,772     92,250                   --              --           --             4,750
  Chief Administrative &
  Corporate Development
  Officer

Ronald D. Tipton                1999     235,508     70,327                 114,532(4)        --           --             4,863
  --President & C.E.O. of       1998     223,491    103,500                   --             49,125(6)   142,827(7)       4,998
  Montana-Dakota Utilities      1997     200,655     92,250                   --              --           --             4,948
  Co.

Warren L. Robinson              1999     172,396     86,591                  91,625(4)        --           --             4,872
  --Executive Vice              1998     150,865     57,855                  43,771(5)       37,950(6)    75,320(7)       4,526
  President,                    1997     128,843     63,750                   --              --           --             3,865
  Treasurer & Chief
  Financial Officer

Lester H. Loble, II             1999     150,750     55,355       5,741      68,719(4)        --           --             4,523
  --Vice President,             1998     139,694     43,848       3,963      41,916(5)       27,900(6)    48,737(7)       4,191
  Secretary                     1997     127,473     54,450       3,620       --              --           --             3,824
  and General Counsel

------------------------------

 (1) All share amounts in the table are adjusted to reflect the Company's three-for-two stock split on July 13, 1998.

 (2) Granted pursuant to the Executive Incentive Compensation Plan.

 (3) Above-market interest on deferred compensation.

 (4) Valued at fair market value on the date of grant. The restricted stock will vest nine years from the date of grant, assuming continued employment. Vesting of some or all shares may be accelerated if total shareholder return equals or exceeds the 50th percentile of the proxy peer group over a three year performance cycle. Nonpreferential dividends are paid on the restricted stock.

     At December 31, 1999, the Named Officers held the following amounts of restricted stock: Mr. White--12,190 shares ($243,420);
     Mr. Kane--7,535 shares ($150,465); Mr. Tipton--7,250 shares ($144,774);
     Mr. Robinson--5,770 shares ($115,220); and Mr. Loble--4,695 shares
     ($93,754).

 (5) Valued at fair market value on the date of grant. Nonpreferential dividends are paid on the restricted stock.

 (6) Options granted pursuant to the 1992 KESOP for the 1998-2000 performance cycle.

 (7) Dividend equivalents paid with respect to options granted pursuant to the 1992 KESOP for the 1995-97 performance cycle.

 (8) Totals shown are the Company contributions to the Tax Deferred Compensation Savings Plan, with the following exceptions: the total includes insurance premiums of $72 for Mr. White, $300 for Mr. Kane, $72 for Mr. Robinson, and $63 for Mr. Tipton.

          TABLE 2: AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

              (A)                  (B)        (C)                  (D)                            (E)
                                  SHARES                        NUMBER OF
                                 ACQUIRED                 SECURITIES UNDERLYING      VALUE OF UNEXERCISED, IN-THE-
                                    ON       VALUE         UNEXERCISED OPTIONS               MONEY OPTIONS
                                 EXERCISE   REALIZED      AT FISCAL YEAR-END(1)           AT FISCAL YEAR-END
                                   (#)        ($)                  (#)                            ($)
                                 --------   --------   ---------------------------   -----------------------------
NAME                                                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                                   -----------   -------------   ------------   --------------
Martin A. White................    --         --          --            122,760          --             --
Douglas C. Kane................    --         --         46,343          55,800         361,946         --
Ronald D. Tipton...............    --         --          --             49,125          --             --
Warren L. Robinson.............   7,912      95,521       --             37,950          --             --
Lester H. Loble, II............    --         --         14,850          27,900         113,387         --

------------------------

(1) Vesting is accelerated upon a change in control.

                          TABLE 3: PENSION PLAN TABLE

                                                              YEARS OF SERVICE
                                            ----------------------------------------------------
REMUNERATION                                   15         20         25         30         35
------------                                --------   --------   --------   --------   --------
$125,000..................................  $ 79,494   $ 88,111   $ 96,729   $105,347   $113,965
 150,000..................................    95,611    106,041    116,472    126,902    137,332
 175,000..................................   108,466    119,621    130,776    141,931    153,086
 200,000..................................   121,066    132,221    143,376    154,531    165,686
 225,000..................................   132,046    143,201    154,356    165,511    176,666
 250,000..................................   142,966    154,121    165,276    176,431    187,586
 300,000..................................   179,206    190,361    201,516    212,671    223,826
 350,000..................................   226,786    237,941    249,096    260,251    271,406
 400,000..................................   267,766    278,921    290,076    301,231    312,386
 450,000..................................   307,666    318,821    329,976    341,131    352,286
 500,000..................................   347,866    359,021    370,176    381,331    392,486

    The Table covers the amounts payable under the Salaried Pension Plan and non-qualified Supplemental Income Security Plan (SISP). Pension benefits are determined by the step-rate formula which places emphasis on the highest consecutive 60 months of earnings within the final 10 years of service. Benefits for single participants under the Salaried Pension Plan are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. The Salaried Pension Plan also permits preretirement survivorship benefits upon satisfaction of certain conditions. Additionally, certain reductions are made for employees electing early retirement.

    The Internal Revenue Code places maximum limitations on the amount of benefits that may be paid under the Salaried Pension Plan. The Company has adopted a non-qualified SISP for senior management personnel. In 1999, 81 senior management personnel participated in the SISP, including the Named Officers. Both plans cover salary shown in column (c) of the Summary Compensation Table and exclude bonuses and other forms of compensation.

    Upon retirement and attainment of age 65, participants in the SISP may elect a retirement benefit or a survivors' benefit with the benefits payable monthly for a period of 15 years.

    As of December 31, 1999, the Named Officers were credited with the following years of service under the plans: Mr. White: Pension, 8, SISP, 8; Mr. Kane:
Pension, 28, SISP, 18; Mr. Tipton: Pension, 16, SISP,

16; Mr. Robinson: Pension 11, SISP 11; and Mr. Loble: Pension, 12, SISP, 12. The maximum years of service for benefits under the Pension Plan is 35 and under the SISP vesting begins at 3 years and is complete after 10 years. Benefit amounts under both plans are not subject to reduction for offset amounts.

                         CHANGE-OF-CONTROL ARRANGEMENTS

    The Company entered into Change of Control Employment Agreements with the Named Officers in November 1998, which would become effective for a three-year period (with automatic annual extension if the Company does not provide nonrenewal notice at least 60 days prior to the end of each 12-month period) only upon a change of control of the Company. If a change of control occurs, the agreements provide for a three-year employment period from the date they become effective, with base salary not less than the highest amount paid within the preceding twelve months, an annual bonus not less than the highest bonus paid within the preceding three years, and participation in the Company's incentive, savings, retirement and welfare benefit plans.

    The agreements also provide that specified payments and benefits would be paid in the event of termination of employment of the Named Officer by the Company, other than for cause or disability, or by the Named Officer for good reason at any time when the agreements are in effect. In such event, each of the Named Officers would receive payment of an amount equal to three times his annual base pay plus three times his highest annual bonus (as defined therein). In addition, under these agreements, each of the officers would receive (i) an immediate pro-rated cash-out of his bonus for the year of termination based on the highest annual bonus and (ii) an amount equal to the excess of (a) the actuarial equivalent of the benefit under Company qualified and nonqualified retirement plans that the executive would receive if he continued employment with the Company for an additional three years over (b) the actual benefit paid or payable under these plans. All benefits of each executive officer under the Company's welfare benefit plans would continue for at least three years. These arrangements also provide for certain gross-up payments to compensate these executive officers for any excise taxes incurred in connection with these benefits and reimbursement for certain outplacement services.

    For these purposes, "cause" means the Named Officer's willful and continued failure to substantially perform his duties or willfully engaging in illegal conduct or misconduct materially injurious to the Company, and "good reason" includes the Company's termination of the Named Officer without cause, the assignment to the Named Officer of duties inconsistent with his prior status and position, certain reductions in compensation or benefits, and relocation or increased travel obligations.

    A "change of control" is defined as (i) the acquisition by a party or certain related parties of 20% or more of the Company's voting securities;
(ii) a turnover in a majority of the Board of Directors without the approval of a majority of the members of the Board as of November 1998; (iii) a merger or similar transaction after which the Company's stockholders hold 60% or less of the voting securities of the surviving entity; or (iv) the stockholders' approval of the liquidation or dissolution of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    The Compensation Committee of the Board of Directors is responsible for determining the compensation of the Company's executive officers. Composed entirely of non-employee Directors, the Committee meets several times each year to review and determine compensation for the executive officers, including the Chief Executive Officer.

EXECUTIVE COMPENSATION

    The Committee firmly believes that appropriate compensation levels succeed in both attracting and motivating high quality employees. To implement this philosophy, the Committee analyzes trends in compensation among comparable companies participating in the oil and gas industry, segments of the energy and mining industries, the peer group of companies used in the graph following this report, and similar companies from general industry. The Committee then sets compensation levels that it believes are competitive within the industry and structured in a manner that rewards successful performance on the job. There are three components of total executive compensation: base salary, annual incentive compensation, and long-term incentive compensation.

    In setting base salaries, the Committee does not use a particular formula. In addition to the data referenced above, other factors the Committee uses in its analysis include the executive's current salary in comparison to the competitive industry standard as well as individual performance. Using this system, the Committee granted to Mr. White, the President and Chief Executive Officer, a 28.9% increase in base salary for 1999. This increase took into account Mr. White's personal performance during 1999, his time as chief executive officer, and comparative industry data. Mr. White became chief executive officer in April 1998. During 1999, only approximately 33.6% of Mr. White's compensation was base pay. The remainder was performance-based. This reflects the Committee's belief in the importance of having substantial at risk compensation to provide a direct and strong link between performance and executive pay. The other Named Officers received base salary increases averaging 10.68% for 1999.

    In keeping with the Committee's belief that compensation should be directly linked to successful performance, the Company employs both annual and long-term incentive compensation plans. The annual incentive compensation is determined under the Executive Incentive Compensation Plan. The Committee makes awards based upon the level of corporate earnings, cost efficiency, and individual performance. Mr. White received a total of $203,960 (or 114.7% of the targeted amount) in annual incentive compensation for 1999; the other Named Officers received an average of $72,855, or 97.9% of the targeted amount, based upon achievement of corporate earnings and individual performance near the maximum level.

    Long-term incentive compensation serves to encourage successful strategic management and is determined through two different vehicles: the 1992 Key Employee Stock Option Plan and the 1997 Executive Long-Term Incentive Plan. Since options and related dividend equivalents were granted in 1998 and the three-year performance cycle (1998-2000) is still running, the Compensation Committee determined that it was not necessary to grant further options in 1999.

    Restricted stock awards were made in 1999 to Mr. White and the other Named Officers under the 1997 Executive Long-Term Incentive Plan. The restricted stock is performance accelerated; it vests automatically within nine years; however, vesting may be accelerated if total shareholder return on MDU Resources stock meets or exceeds the 50th percentile of the peer group (as shown in the performance graph). The number of shares granted was to raise overall compensation levels closer to the median (although still slightly below) level of compensation within the industry. The restricted stock serves to motivate long-term performance and to align the interests of the executives with those of stockholders.

    In 1994, the Board of Directors adopted Stock Ownership Guidelines under which executives are required to own Company Common Stock valued from one to four times their annual salary.

    The 1999 compensation paid to the Company's executive officers qualified as fully deductible under federal tax laws. The Committee continues to review the impact of federal tax laws on executive compensation, including Section 162(m) of the Internal Revenue Code. Stockholders are being asked at the 2000 Annual Meeting to approve amendments to the 1992 Key Employee Stock Option Plan and the 1997 Executive Long-Term Incentive Plan to permit deductibility of certain grants under the plans under Section 162(m).

San W. Orr, Jr., Chairman   Harry J. Pearce, Member  Homer A. Scott, Jr., Member

                           MDU RESOURCES GROUP, INC.
              COMPARISON OF FIVE YEAR TOTAL STOCKHOLDER RETURN (1)

Total Stockholder Return Index (1994=100)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       MDU    S&P 500  PEER GROUP
1994  100.00   100.00      100.00
1995  116.07   137.58      125.72
1996  141.09   169.17      149.42
1997  202.65   225.60      196.57
1998  260.84   290.08      223.22
1999  205.78   351.12      211.84

(1) All data is indexed to December 31, 1994, for the Company, the S&P 500, and the peer group. Total stockholder return is calculated using the December 31 price for each year. It is assumed that all dividends are reinvested in stock at the frequency paid, and the returns of each component peer issuer of the group is weighted according to the issuer's stock market capitalization at the beginning of the period. Peer Group issuers are Black Hills Corporation, Coastal Corporation, Equitable Resources, Inc., LG&E Energy Corp., Minnesota Power, Inc., The Montana Power Company, Northwestern Corporation, ONEOK, Inc., Otter Tail Power Company, Questar Corporation, and UGI Corporation.

                            DIRECTORS' COMPENSATION

    Each Director who is not an officer of the Company (except the Chairman of the Board) receives $13,000 and 450 shares of Company Common Stock as an annual retainer for Board service. The Chairman receives $52,000 and 450 shares of Company Common Stock. Audit and Nominating Committee Chairmen each receive a $2,500 annual retainer, and Finance and Compensation Committee Chairmen each receive a $4,000 annual retainer. Additionally, each Director who is not an officer of the Company receives $1,000 for each meeting of the Board of Directors attended and each Committee member who is not an officer of the Company receives $1,000 for each Committee meeting attended. All Directors except the Chairman of the Board must defer $1,000 of the retainer, which amount is credited to a deferral account quarterly. The deferral amount is divided by the market price of Company Common Stock and converted to investment units. If dividends are paid on Company Common Stock then an equivalent amount is credited for each investment unit and the resulting amount is converted to investment units and credited to such Directors' accounts. After a participating Director leaves the Board, dies, or becomes disabled, then the investment units credited to that Director's account are multiplied times the market price of the Company Common Stock, converted to a dollar value, and paid to the Director or named beneficiary in equal monthly payments (with interest) over a five year period. Of the remaining cash retainer, each Director may direct the retainer be paid in one or a combination of the following forms: (1) deferred into the account described, (2) Company stock, or (3) cash. Each Director who is not an officer of the Company received on June 3, 1999, an option to purchase 2,250 shares of Company Common Stock. The option award vested immediately and is exercisable for 10 years from the date of grant. The exercise price is $23.3125, the fair market value of the stock on the date of the grant.

    The Company also has a post-retirement arrangement for Directors who are not officers or retired officers of the Company which provides that after retirement from the Board, a Director is entitled to receive an annual amount equal to the sum of all annual retainers in effect at the time of retirement. Such amount will be paid to the Director or named beneficiary in equal monthly installments over a period of time equal to the period of service on the Board.

    The Company also has a program whereby past Directors of the Company may be chosen each year as "Director Emeritus" and each such past Director so chosen may be invited to participate as a nonvoting member of the Company's Board of Directors. Each such "Director Emeritus" serves for five years and receives no compensation, other than reimbursement by the Company for reasonable travel expenses in connection with attendance at meetings of the Company's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    As set forth above in the proxy statement, stockholders are being asked to approve the Merger Agreement pursuant to which the Company will acquire all of the outstanding capital stock of Connolly-Pacific Co. (CP) in exchange for common stock of the Company, and to approve the Merger and the other transactions contemplated by the Merger Agreement, including the issuance of 2,826,087 shares of common stock of the Company (subject to adjustment) in exchange for all of the outstanding stock of CP. One of the Company's directors, Mr. Thomas Everist, is President and Director, and owns 50% of the outstanding voting stock, and 26.5% of the outstanding total equity, of LGE, which owns 96.5% of the capital stock of CP. Members of Mr. Everist's family and trusts for their benefit own or control the remaining 50% of the outstanding voting stock, and the remaining 73.5% of the total outstanding equity, of LGE.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

    Executive officers of the Company are elected by the Board of Directors and serve until the next annual meeting of the Board. Any executive officer so elected may be removed at any time by the affirmative vote of a majority of the Board. Certain information concerning such executive officers, including their ages, present corporate positions, and business experience, is set forth below.

                                                           PRESENT CORPORATE POSITION
NAME                                 AGE                     AND BUSINESS EXPERIENCE
----                               --------   -----------------------------------------------------
Martin A. White.................      58      President and Chief Executive Officer. For
                                              information about Mr. White, see "Election of
                                                Directors."

Cathleen M. Christopherson......      55      Ms. Christopherson was elected Vice
                                              President-Corporate Communications effective
                                                November 1989. Prior to that she served as
                                                Assistant Vice President-Corporate Communications
                                                effective September 1989 and Division Manager of
                                                Montana-Dakota Utilities Co., a Division of the
                                                Company, from August 1984.

Douglas C. Kane.................      50      Executive Vice President, Chief Administrative and
                                                Corporate Development Officer. For information
                                                about Mr. Kane, see "Election of Directors."

                                                           PRESENT CORPORATE POSITION
NAME                                 AGE                     AND BUSINESS EXPERIENCE
----                               --------   -----------------------------------------------------
Lester H. Loble, II.............      58      Mr. Loble was elected Vice President, General Counsel
                                              and Secretary of the Company effective May 1999.
                                                Prior to that he served as General Counsel and
                                                Secretary of the Company effective May 1987.
                                                Mr. Loble also serves as a Director and/or General
                                                Counsel and Secretary of the principal subsidiaries
                                                of the Company. Mr. Loble is also a member and the
                                                Secretary of the Managing Committee of
                                                Montana-Dakota Utilities Co., a Division of the
                                                Company.

Vernon A. Raile.................      55      Mr. Raile was elected Vice President, Controller and
                                              Chief Accounting Officer effective August 1992. Prior
                                                to that he was Controller and Chief Accounting
                                                Officer from May 1989, Assistant Treasurer from
                                                December 1987, and Tax Manager from March 1980.

Warren L. Robinson..............      49      Mr. Robinson was elected Executive Vice President,
                                                Treasurer and Chief Financial Officer of the
                                                Company effective May 1999. Prior to that he served
                                                as Vice President, Treasurer and Chief Financial
                                                Officer of the Company effective August 1992. He is
                                                also Vice President, Vice President and Chief
                                                Financial Officer, Treasurer and Assistant
                                                Secretary, or Treasurer, of subsidiaries of the
                                                Company. Mr. Robinson also serves as a Director of
                                                the principal subsidiaries of the Company.
                                                Mr. Robinson also is a member of the Managing
                                                Committee of Montana-Dakota Utilities Co., a
                                                Division of the Company. Prior to 1992 he served as
                                                Treasurer and Assistant Secretary from
                                                December 1989, Manager of Corporate Development and
                                                Assistant Treasurer from May 1989 to
                                                December 1989, and Manager of Corporate Development
                                                from October 1988.

Ronald D. Tipton................      53      Mr. Tipton was elected President and Chief Executive
                                                Officer of Montana-Dakota Utilities Co. effective
                                                January 1995. Prior to that time he served
                                                Williston Basin Interstate Pipeline Company in the
                                                following capacities: President and Chief Executive
                                                Officer from May 1994, President from May 1990,
                                                Executive Vice President from May 1989, and Vice
                                                President-Gas Supply from January 1985. From
                                                January 1983 to January 1985 he was the Assistant
                                                Vice President-Gas Supply of Montana-Dakota
                                                Utilities Co.

Robert E. Wood..................      57      Mr. Wood was elected Vice President-Public Affairs
                                              and Environmental Policy of the Company effective
                                                August 1991. Before that he was Vice
                                                President-Public Affairs from June 1986. For five
                                                years prior thereto he served as Manager of
                                                Legislative Affairs for the Company.

                               SECURITY OWNERSHIP

    The Table below sets forth the number of shares of capital stock of the Company owned beneficially as of December 31, 1999, by each Director and each nominee for Director, each Named Officer and by all Directors and executive officers of the Company as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL     PERCENTAGE
                                                                  OWNERSHIP        OF CLASS
                                                              -----------------   ----------
NAME                                                              COMMON(1)         COMMON
----                                                          -----------------   ----------
Thomas Everist..............................................        13,300           *
Douglas C. Kane.............................................        97,648(2)        *
Lester H. Loble, II.........................................        48,831(2)        *
Richard L. Muus.............................................        19,672           *
Robert L. Nance.............................................        14,085(3)        *
John L. Olson...............................................        31,500           *
San W. Orr, Jr..............................................        56,014(4)        *
Harry J. Pearce.............................................        24,455           *
Warren L. Robinson..........................................        29,000(2)(5)     *
John A. Schuchart...........................................       209,431(6)        *
Homer A. Scott, Jr..........................................        16,545(7)        *
Joseph T. Simmons...........................................        19,486           *
Ronald D. Tipton............................................        55,712(2)        *
Sister Thomas Welder........................................        20,434(8)        *
Martin A. White.............................................        40,782(2)        *
All Directors and executive officers of the Company as a
  group (18 in number)......................................       787,805(2)         1.4%

------------------------

*   Less than one percent of the class.

(1) The totals include beneficial ownership of shares which may be acquired within 60 days pursuant to stock options: Mr. Everist 4,500 shares, Mr. Kane 46,343 shares, Mr. Loble 14,850 shares, Mr. Muus 6,750 shares,
    Mr. Nance 6,750 shares, Mr. Olson 4,500 shares, Mr. Orr 6,750 shares,
    Mr. Pearce 4,500 shares, Mr. Schuchart 4,500 shares, Mr. Scott 6,750 shares, Mr. Simmons 6,750 shares, Sister Thomas Welder: see footnote 8, and all Directors and all executive officers of the Company as a group 142,740 shares.

(2) Includes full shares allocated to the officer's account in the Tax Deferred Compensation Savings Plan.

(3) Includes 2,250 shares owned by Mr. Nance's wife. Mr. Nance disclaims all beneficial ownership of the shares owned by his wife.

(4) Mr. Orr serves as a co-trustee with shared voting and investment power of various trusts and as an officer and Director of the corporate trustee for various other trusts holding these shares. Mr. Orr disclaims beneficial ownership of all but 6,008 shares held by the trusts.

(5) Includes 320 shares owned by Mr. Robinson's children and 225 shares by his wife.

(6) Includes 118,099 shares owned by Mr. Schuchart's wife. Mr. Schuchart disclaims all beneficial ownership of the shares owned by his wife.

(7) Shares held by Homer A. Scott, Jr. Trust. Mr. Scott is a co-trustee of the trust and shares voting and investment power with respect to these shares.

(8) The total includes shares held by the Annunciation Monastery (of which community Sister Welder is a member) and by the University of Mary (of which Sister Welder is the president). The Monastery owns 450 shares and it may acquire 6,750 shares within 60 days pursuant to stock options. The University owns 13,234 shares. Sister Welder disclaims all beneficial ownership of the shares owned by the Monastery and the University.

                        ACCOUNTING AND AUDITING MATTERS

    Upon recommendation of the Audit Committee, the Board of Directors has selected and employed the firm of Arthur Andersen LLP as the Company's independent certified public accountants to audit its financial statements for the fiscal year 1999. The Audit Committee is presently composed of Messrs. Richard L. Muus, John L. Olson, San W. Orr, Jr., Harry J. Pearce, and Homer A. Scott, Jr. (Chairman). This will be the fourteenth year in which the firm has acted in this capacity. A representative of Arthur Andersen will be present at the Annual Meeting of Stockholders. It is not anticipated that the representative will make a prepared statement at the meeting. However, he or she will be free to do so if he or she so chooses, as well as responding to appropriate questions.

                                 OTHER BUSINESS

    The management of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                      2001 ANNUAL MEETING OF STOCKHOLDERS

    Under the Company's Bylaws, nominations for Director may be made only by the Board or the Nominating Committee, or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting. The Bylaws also provide that no business may be brought before an annual meeting of the stockholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting.

    Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the Company does not have notice of the matter at least 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an advance notice provision in the Company's Bylaws. The Company's Bylaws contain such an advance notice provision as decribed above. For the Company's Annual Meeting of Stockholders expected to be held on April 24, 2001, stockholders must submit such written notice to the Secretary of the Company on or before November 10, 2000.

    These requirements are separate and apart from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement under Rule 14a-8 of the Exchange Act. For purposes of the Company's Annual Meeting of Stockholders expected to be held on April 24, 2001, any stockholder who wishes to submit a proposal for inclusion in the Company's proxy materials must submit such proposal to the Secretary of the Company on or before November 10, 2000.

    A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company.

                            ------------------------

                    INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents, which have been filed by the Company with the Securities and Exchange Commission (SEC) pursuant to the Securities Exchange Act of 1934, as amended (1934 Act), are incorporated herein by reference:

        (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (Form 10-K);

        (ii) [pages   through   of the Annual Report to Stockholders for 1999,
    incorporated in Part II, Items 6 and 8 of the Form 10-K and filed as
    Exhibit 13 to the Form 10-K]

       (iii) the description of the Company's common stock contained in the registration statement on Form 8-A, dated September 20, 1994, of the Company, filed under the 1934 Act, including any amendment or report filed for the purpose of updating such description; and

        (iv) the description of the Company's Preference Share Purchase Rights contained in the registration statement on Form 8-A, dated November 12, 1998, of the Company, including any amendment or report filed for the purpose of updating such description.

    All reports subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the date of the Annual Meeting to which this Proxy Statement relates, which is scheduled for April 25, 2000, shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the respective dates of filing of such documents.

    Any statement contained in a document incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

    The consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 1999 have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report included therein and incorporated by reference in this Proxy Statement.

    A COPY OF THE FORM 10-K AND THE OTHER DOCUMENTS INCORPORATED BY REFERENCE HEREIN (EXCLUDING EXHIBITS), WILL BE MADE AVAILABLE TO STOCKHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO THE OFFICE OF THE TREASURER OF MDU RESOURCES GROUP, INC., SCHUCHART BUILDING, 918 EAST DIVIDE AVENUE, MAILING ADDRESS: P.O. BOX 5650, BISMARCK, ND 58506-5650, TELEPHONE NUMBER: (701) 222-7900.

                                          By order of the Board of Directors,

                                          [/S/ LESTER H. LOBLE, II]

                                          Lester H. Loble, II
                                          SECRETARY
                                          March 10, 2000

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L.G. EVERIST, INCORPORATED)

                                 BALANCE SHEETS

                                                                MARCH 31            DECEMBER 31
                                                       --------------------------   ------------
                                                          1998           1999           1999
                                                       -----------   ------------   ------------
                                                       (UNAUDITED)                  (UNAUDITED)
                                             Assets
Current assets:
  Cash and cash equivalents..........................  $13,775,277        130,803             --
  Receivables........................................    3,795,659      1,408,123      1,922,632
  Deferred tax asset (note 3)........................           --        248,000         17,000
  Prepaid expenses and other.........................       87,332        109,526         71,546
                                                       -----------   ------------   ------------
    Total current assets.............................   17,658,268      1,896,452      2,011,178

Property, plant and equipment:
  Lease rights.......................................       83,434         83,434         83,434
  Plant and equipment................................   10,721,668     26,980,699     31,626,336
                                                       -----------   ------------   ------------
                                                        10,805,102     27,064,133     31,709,770
  Less accumulated depreciation......................   (7,847,486)   (23,938,608)   (25,530,865)
                                                       -----------   ------------   ------------
    Net property, plant and equipment................    2,957,616      3,125,525      6,178,905
Total assets.........................................  $20,615,884      5,021,977      8,190,083
                                                       ===========   ============   ============

                              Liabilities and Stockholder's Equity

Current liabilities:
  Accounts payable...................................  $   920,500        793,195        640,608
  Checks written in excess of cash balances..........           --             --      1,463,763
  Accrued workers' compensation......................      328,512        310,589         43,771
  Accrued public liability insurance.................      293,823        116,043         12,008
  Accrued payroll....................................      106,678        133,121         59,757
  Other accrued expenses.............................      175,467         99,256         93,961
  Due to parent company (note 5).....................      624,098             --             --
  Income taxes payable...............................           --        124,000        687,000
  Billings in excess of costs and estimated earnings
    on uncompleted contracts (note 2)................    2,657,701        411,033             --
                                                       -----------   ------------   ------------
    Total current liabilities........................    5,106,779      1,987,237      3,000,868
Stockholder's equity:
  Common stock, at $1 stated value:..................        1,000          1,000          1,000
  Additional paid-in capital.........................    6,969,094      3,321,968      3,357,968
  Retained earnings (accumulated deficit)............    8,539,011       (288,228)     1,830,247
                                                       -----------   ------------   ------------
    Total stockholder's equity.......................   15,509,105      3,034,740      5,189,215
Commitments (note 5)
Total liabilities and stockholder's equity...........  $20,615,884      5,021,977      8,190,083
                                                       ===========   ============   ============

              See accompanying notes to the financial statements.

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L.G. EVERIST, INCORPORATED)

                             STATEMENTS OF EARNINGS

                                                                                    NINE MONTHS ENDED
                                               YEARS ENDED MARCH 31                    DECEMBER 31
                                      ---------------------------------------   -------------------------
                                         1997          1998          1999          1998          1999
                                      -----------   -----------   -----------   -----------   -----------
                                      (UNAUDITED)   (UNAUDITED)                 (UNAUDITED)   (UNAUDITED)
Net sales...........................  $51,861,074    35,782,937    26,976,874    23,610,070    16,367,156
Cost of sales.......................   37,592,106    20,714,670    15,160,189    11,955,403    11,138,291
                                      -----------   -----------   -----------   -----------   -----------
  Gross profit......................   14,268,968    15,068,267    11,816,685    11,654,667     5,228,865

Selling, general and administrative
  expenses..........................    1,993,219     1,807,994     1,740,540     1,280,520     1,794,016
                                      -----------   -----------   -----------   -----------   -----------
  Operating income..................   12,275,749    13,260,273    10,076,145    10,374,147     3,434,849
                                      -----------   -----------   -----------   -----------   -----------

Other income (expense):
  Gain (loss) on sale of property,
    plant and equipment.............       57,831        (2,724)       (1,545)       (1,545)      (14,351)
  Interest income...................           --         4,555        26,204        27,025           800
  Miscellaneous income (expense)....       14,028        (1,007)       28,743        28,148         2,177
                                      -----------   -----------   -----------   -----------   -----------
    Total other income (expense),
      net...........................       71,859           824        53,402        53,628       (11,374)
                                      -----------   -----------   -----------   -----------   -----------

    Earnings before income taxes....   12,347,608    13,261,097    10,129,547    10,427,775     3,423,475

Income tax expense (note 3).........    4,417,000       631,000       322,000       435,000     1,305,000
                                      -----------   -----------   -----------   -----------   -----------
    Net earnings....................  $ 7,930,608    12,630,097     9,807,547     9,992,775     2,118,475
                                      ===========   ===========   ===========   ===========   ===========

              See accompanying notes to the financial statements.

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L.G. EVERIST, INCORPORATED)

                       STATEMENTS OF STOCKHOLDER'S EQUITY

     YEARS ENDED MARCH 31, 1999, 1998 (UNAUDITED) AND 1997 (UNAUDITED) AND
              THE NINE MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                            RETAINED
                                                             ADDITIONAL     EARNINGS         TOTAL
                                                   COMMON     PAID-IN     (ACCUMULATED   STOCKHOLDER'S
                                                   STOCK      CAPITAL       DEFICIT)        EQUITY
                                                  --------   ----------   ------------   -------------
Balance as of March 31, 1996....................   $1,000     1,921,094     9,978,306      11,900,400
  Capital contributed by parent.................    --        4,417,000       --            4,417,000
  Payments to parent............................    --           --        (7,000,000)     (7,000,000)
  Net earnings..................................    --           --         7,930,608       7,930,608
                                                   ------    ----------   -----------     -----------
Balance as of March 31, 1997....................   $1,000     6,338,094    10,908,914      17,248,008
  Capital contributed by parent.................    --          631,000       --              631,000
  Payments to parent............................    --           --       (15,000,000)    (15,000,000)
  Net earnings..................................    --           --        12,630,097      12,630,097
                                                   ------    ----------   -----------     -----------
Balance as of March 31, 1998....................   $1,000     6,969,094     8,539,011      15,509,105
  Capital contributed by parent.................    --          446,000       --              446,000
  Net fixed assets transferred from parent......    --          942,437       --              942,437
  Transfer of due to parent.....................    --          521,883       --              521,883
  Payments to parent............................    --       (5,557,446)  (18,634,786)    (24,192,232)
  Net earnings..................................    --           --         9,807,547       9,807,547
                                                   ------    ----------   -----------     -----------
Balance as of March 31, 1999....................   $1,000     3,321,968      (288,228)      3,034,740
  Capital contributed by parent.................    --           36,000       --               36,000
  Net earnings..................................    --           --         2,118,475       2,118,475
                                                   ------    ----------   -----------     -----------
Balance as of December 31, 1999.................   $1,000     3,357,968     1,830,247       5,189,215
                                                   ======    ==========   ===========     ===========

              See accompanying notes to the financial statements.

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L.G. EVERIST, INCORPORATED)

                            STATEMENTS OF CASH FLOWS

                                                                                             NINE MONTHS ENDED
                                                       YEARS ENDED MARCH 31                     DECEMBER 31
                                             -----------------------------------------   --------------------------
                                                1997           1998           1999           1998          1999
                                             -----------   ------------   ------------   ------------   -----------
                                             (UNAUDITED)   (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
Operating activities:
  Net earnings.............................  $ 7,930,608     12,630,097      9,807,547      9,992,775     2,118,475
  Adjustments to reconcile net earnings to
    net cash provided by operating
    activities:
    Depreciation, amortization and
      depletion............................    2,098,727      1,857,853      1,582,047      1,269,483     1,840,734
    Provision for deferred income taxes....      --             --            (248,000)       --            231,000
    (Gain) loss on sale of property, plant
      and equipment........................      (57,831)         2,724          1,545          1,545        14,351
    Changes in operating assets and
      liabilities:
      Receivables..........................    1,044,401       (713,142)     2,387,536      1,966,021      (174,824)
      Prepaid expenses and other...........       70,471        (55,197)       (22,193)       (96,255)       37,980
      Costs and estimated earnings in
        excess of costs on uncompleted
        contracts..........................      448,307        --             --             --            --
      Accounts payable.....................      125,906       (475,320)      (127,305)      (112,717)     (152,587)
      Accrued expenses.....................      465,459         77,083       (245,471)      (132,582)     (449,512)
      Income taxes payable.................      --             --             124,000        --            563,000
      Billings in excess of costs and
        estimated earnings on uncompleted
        contracts..........................    2,552,557       (213,260)    (2,246,668)    (2,055,241)     (750,718)
                                             -----------   ------------   ------------   ------------   -----------
        Net cash provided by operating
          activities.......................   14,678,605     13,110,838     11,013,038     10,833,029     3,277,899
                                             -----------   ------------   ------------   ------------   -----------
Investing activities:
  Purchase of property, plant and
    equipment..............................   (2,673,819)    (1,139,886)      (250,138)      (228,066)   (4,909,615)
  Proceeds from sale of property, plant and
    equipment..............................       96,993            500         55,000         55,000         1,150
                                             -----------   ------------   ------------   ------------   -----------
        Net cash used in investing
          activities.......................   (2,576,826)    (1,139,386)      (195,138)      (173,066)   (4,908,465)
                                             -----------   ------------   ------------   ------------   -----------
Financing activities:
  Checks written in excess of cash
    balances...............................      --             --             --             --          1,463,763
  Capital contributed from parent..........    4,417,000        631,000        446,000        435,000        36,000
  Due to parent company....................       44,169     (1,979,165)      (716,142)      (638,008)      --
  Payments to parent.......................   (7,000,000)   (15,000,000)   (24,192,232)   (13,000,000)      --
                                             -----------   ------------   ------------   ------------   -----------
        Net cash provided by (used in)
          financing activities.............   (2,538,831)   (16,348,165)   (24,462,374)   (13,203,008)    1,499,763
                                             -----------   ------------   ------------   ------------   -----------
        Increase (decrease) in cash and
          cash equivalents.................    9,562,948     (4,376,713)   (13,644,474)    (2,543,045)     (130,803)
Cash and cash equivalents at beginning of
  period...................................    8,589,042     18,151,990     13,775,277     13,775,277       130,803
                                             -----------   ------------   ------------   ------------   -----------
Cash and cash equivalents at end of
  period...................................  $18,151,990     13,775,277        130,803     11,232,232       --
                                             ===========   ============   ============   ============   ===========
Non-cash financing activity:
  Net fixed assets transferred from
    parent.................................      --             --             942,437        --            --
  Contribution to capital of due to parent
    company................................      --             --             521,883        --            --

              See accompanying notes to the financial statements.

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L. G. EVERIST, INCORPORATED)

                         NOTES TO FINANCIAL STATEMENTS

                   (INFORMATION AS OF MARCH 31, 1997 AND 1998
       AND FOR THE YEARS THEN ENDED AND AS OF DECEMBER 31, 1998 AND 1999
            AND FOR THE NINE MONTH PERIODS THEN ENDED IS UNAUDITED)

(1) NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    GENERAL INFORMATION AND BASIS OF PRESENTATION

    Connolly-Pacific Co. (the Company) is a wholly-owned subsidiary of L. G. Everist, Incorporated (LGE) and is principally in the business of quarrying and processing of rock and gravel and marine construction.

    The financial statements are presented as if the Company had existed as a corporation separate from LGE for the periods presented and include the historical assets, liabilities, revenues and expenses that are directly related to the business that comprises the Company's operations.

    For the periods presented, selling, general and administrative expenses reflected in the financial statements include a management fee for an allocation of certain corporate expenses from LGE. These allocations are for general management, treasury, payroll, financial reporting, benefits administration, communication and other miscellaneous services. Management believes that the foregoing allocations were made on a reasonable basis and that they are indicative of what such expenses would have been had the Company operated as a stand-alone entity (See note 5).

    The accompanying financial statements of the Company may not necessarily reflect the financial position and results of operations of the Company in the future.

    The financial information as of and for the years ended March 31, 1997 and 1998 and as of and for the nine months ended December 31, 1998 and 1999 is unaudited. In the opinion of management, such information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation.

    ACCOUNTING ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment is calculated using straight-line and accelerated methods over the estimated lives of the assets.

    INCOME TAXES

    Prior to April 1, 1997 the Company filed a consolidated federal income tax return with its parent, LGE. Income taxes are reflected in the accompanying financial statements as if the Company had always reported and filed its tax returns on a separate company basis.

    Prior to April 1, 1997, as a corporation subject to tax under Subchapter C of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), deferred tax assets and liabilities were recognized for

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L. G. EVERIST, INCORPORATED)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   (INFORMATION AS OF MARCH 31, 1997 AND 1998
       AND FOR THE YEARS THEN ENDED AND AS OF DECEMBER 31, 1998 AND 1999
            AND FOR THE NINE MONTH PERIODS THEN ENDED IS UNAUDITED)

(1) NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities were measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences were expected to be recovered or settled.

    Effective April 1, 1997, LGE elected, for federal income tax purposes, to be treated as a corporation taxable under Subchapter S of the Internal Revenue Code. At the same date, LGE made an election to treat the Company as a Qualified Subchapter S Subsidiary ("QSSS"). The effect of this election for federal income tax purposes was to treat the Company as if it had been liquidated tax-free into its parent, LGE. Effective April 1, 1997, the Company was treated, for federal income tax purposes, as a division of LGE. LGE is required to file annual information returns, as an entity taxable under Subchapter S of the Internal Revenue Code, which summarizes the taxable income resulting from its operations. The operations of the Company subsequent to April 1, 1997 and prior to January 1, 1999 are included in the annual information returns that are filed by LGE. LGE's income, investment, and other credits are included in the individual tax returns of the stockholders who are responsible for the related taxes, and therefore the financial statements do not include any provision for federal income taxes.

    For California purposes, LGE did not make the equivalent election to be treated as an entity taxable under Subchapter S of the Internal Revenue Code; therefore the Company has maintained its status as a corporation taxable under Subchapter C of the Internal Revenue Code for California purposes. Accordingly, the financial statements include a provision for state income taxes for all periods presented in the accompanying financial statements.

    Effective January 1, 1999, LGE revoked the QSSS election for the Company. Accordingly, the Company is now subject to corporate level federal and state taxation under Subchapter C of the Internal Revenue Code and as a result the accompanying financial statements include a provision for federal and state income taxes for earnings after December 31, 1998.

    REVENUE AND COST RECOGNITION

    Revenue and related costs on contract construction are recognized on a percentage-of-completion basis as measured using the cost-to-cost method. This method is used because management believes costs incurred as a comparison to total anticipated costs to be the best available measure of progress on contracts. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

    Contract costs include all direct material and labor costs and all those indirect costs related to contract performance, such as indirect labor, supplies, repairs, and depreciation. General and administrative costs are charged to expense as incurred.

    Costs and estimated earnings in excess of amounts billed on uncompleted contracts are classified as current assets. Billings in excess of costs and estimated earnings on uncompleted contracts are classified as current liabilities.

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L. G. EVERIST, INCORPORATED)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   (INFORMATION AS OF MARCH 31, 1997 AND 1998
       AND FOR THE YEARS THEN ENDED AND AS OF DECEMBER 31, 1998 AND 1999
            AND FOR THE NINE MONTH PERIODS THEN ENDED IS UNAUDITED)

(1) NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Revenue and related costs on "supply contracts" and other sales are recognized as aggregates or other materials are delivered to or picked up by the customer.

    CONCENTRATION OF RISK

    Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash investments and accounts receivable. The Company's parent places its cash investments with high quality financial institutions.

    The Company's customers are concentrated in a specific geographical region in southern California and are primarily governmental entities. Due to the size of the contracts awarded and specific nature of the projects, the Company has only a few major customers. For fiscal 1999, the Company had one project with the Department of the Army, Los Angeles District COE that accounted for 87.6% of the revenues. In fiscal 1998, two projects, the same one with the Department of the Army, Los Angeles District COE and one other with the City of Los Angeles, accounted for 84.9% of total revenues. These customers, due to their status as governmental entities, pay their balances in full and have never been credit risks nor has the Company incurred any bad debts in relation to any of its customers.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

    Selling, general and administrative costs are expensed as incurred and not included in costs of uncompleted contracts.

    STATEMENTS OF CASH FLOWS

    For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

    RECOVERABILITY OF LONG-LIVED ASSETS

    The Company reviews for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L. G. EVERIST, INCORPORATED)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   (INFORMATION AS OF MARCH 31, 1997 AND 1998
       AND FOR THE YEARS THEN ENDED AND AS OF DECEMBER 31, 1998 AND 1999
            AND FOR THE NINE MONTH PERIODS THEN ENDED IS UNAUDITED)

(2) COSTS AND BILLINGS ON UNCOMPLETED CONTRACTS

    Costs and billings on uncompleted contracts consist of the following:

                                                 MARCH 31            DECEMBER 31
                                        --------------------------   -----------
                                            1998          1999          1999
                                        ------------   -----------   -----------
Costs incurred on uncompleted
  contracts...........................  $ 12,635,225    26,263,032     5,113,306
Estimated earnings....................     6,932,182    16,845,410     1,341,694
Progress billings on uncompleted
  contracts...........................   (22,225,108)  (43,519,475)   (6,455,000)
                                        ------------   -----------   -----------
Billings in excess of costs and
  estimated earnings on uncompleted
  contracts...........................  $ (2,657,701)     (411,033)      --
                                        ------------   -----------   -----------

(3) INCOME TAXES

    As discussed in note 1, prior to April 1, 1997, the Company was subject to corporate level federal and state tax on its earnings.

    Effective April 1, 1997, LGE elected QSSS status for the Company, and accordingly the Company was not subject to corporate level federal tax on its earnings.

    Effective January 1, 1999, LGE revoked the QSSS election for the Company, and accordingly, the Company is subject to corporate level federal and state income tax on its earnings.

    The provision (benefit) for income tax expense consists of the following:

                                               CURRENT     DEFERRED     TOTAL
                                              ----------   --------   ---------
For the year ended March 31, 1997
  Federal...................................   3,503,500    (66,000)  3,437,500
  State.....................................     998,500    (19,000)    979,500
                                              ----------   --------   ---------
                                              $4,502,000    (85,000)  4,417,000
                                              ==========   ========   =========

For the year ended March 31, 1998
  Federal...................................  $   --          --         --
  State.....................................     631,000      --        631,000
                                              ----------   --------   ---------
                                              $  631,000      --        631,000
                                              ==========   ========   =========

For the year ended March 31, 1999
  Federal...................................      72,000   (220,500)   (148,500)
  State.....................................     498,000    (27,500)    470,500
                                              ----------   --------   ---------
                                              $  570,000   (248,000)    322,000
                                              ==========   ========   =========

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L. G. EVERIST, INCORPORATED)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   (INFORMATION AS OF MARCH 31, 1997 AND 1998
       AND FOR THE YEARS THEN ENDED AND AS OF DECEMBER 31, 1998 AND 1999
            AND FOR THE NINE MONTH PERIODS THEN ENDED IS UNAUDITED)

(3) INCOME TAXES (CONTINUED)

    The actual income tax expense differs from the "expected" tax expense (computed by applying the U.S. federal corporate tax rate of 34%) as follows:

                                                            MARCH 31
                                                --------------------------------
                                                   1997        1998       1999
                                                ----------   --------   --------
Federal tax expense at statutory rates........  $4,198,000     --         12,000
Increase (reduction) in taxes resulting from:
  State income taxes, net of federal
    benefit...................................     646,000   631,000     498,000
  Excess of tax over book deduction for
    depletion.................................    (443,000)    --        (22,000)
  Effect of conversion from S to C
    corporation...............................      --         --       (166,000)
  Other, net..................................      16,000     --          --
                                                ----------   -------    --------
    Total income tax expense..................  $4,417,000   631,000     322,000
                                                ==========   =======    ========

    The Company's deferred tax asset is as follows at March 31, 1999:

Deferred tax asset:
  Alternative minimum tax credit............................  $100,000
  Workers' compensation accrual.............................   124,000
  Net operating loss carryover..............................    24,000
                                                              --------
    Deferred tax asset......................................  $248,000
                                                              ========

(4) PENSION PLANS

    LGE provides a qualified defined contribution plan under Section 401(k) of the Internal Revenue Code to eligible Company employees, as defined by the plan, which allows employee contributions through salary reductions. The Company may elect to contribute to the plan a discretionary matching contribution equal to a percentage of the amount of the employee elected salary reduction. Discretionary matching contributions are determined monthly. Total expense under this plan was approximately $27,000, $23,000, $21,000, $9,000 and $10,000 for the years ended
March 31, 1997, 1998 and 1999 and for the nine months ended December 31, 1998 and 1999, respectively.

    The Company contributes to multi-employer pension plans based upon a fixed rate contribution per hour worked for union employment. Amounts charged to pension expense and contributed to these plans the years ended March 31, 1997, 1998 and 1999 and for the nine months ended December 31, 1998 and 1999 were approximately $825,000, $531,000, $387,000, $301,000 and $333,000, respectively.

(5) RELATED PARTY TRANSACTIONS

    The Company has a rental agreement with LGE for the Company's offices and for land used for the storage of certain equipment that expires in 2009. Rental expense under this agreement for the years ended March 31, 1997, 1998 and 1999 and for the nine months ended December 31, 1998 and 1999 was

                              CONNOLLY-PACIFIC CO.
            (WHOLLY-OWNED SUBSIDIARY OF L. G. EVERIST, INCORPORATED)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                   (INFORMATION AS OF MARCH 31, 1997 AND 1998
       AND FOR THE YEARS THEN ENDED AND AS OF DECEMBER 31, 1998 AND 1999
            AND FOR THE NINE MONTH PERIODS THEN ENDED IS UNAUDITED)

(5) RELATED PARTY TRANSACTIONS (CONTINUED)

$482,000, $490,000, $506,000, $366,000 and $374,000, respectively, and is included in selling, general and administrative expenses. Annual minimum lease payments under this agreement are as follows:

                                                                AMOUNT
YEARS ENDING MARCH 31:                                        ----------
2000........................................................  $  498,720
2001........................................................     498,720
2002........................................................     498,720
2003........................................................     498,720
2004........................................................     498,720
Thereafter..................................................   2,493,600
                                                              ----------
                                                              $4,987,200
                                                              ==========

    Additionally, the Company pays LGE a management fee of $60,000 per year for the Company's portion of general management, treasury, payroll, financial reporting, benefits administration, communication and other miscellaneous service expenses.

    In fiscal 1999, LGE made a contribution to the Company's capital for the amounts then due to parent of $521,883. Additionally, LGE has reflected on the Company's books the ownership of certain equipment that was used in the Company's ongoing operations. These entries were made at net book value of $942,437, resulting in no gain or loss. Previously, deprecation expense was allocated to the Company by LGE with respect to this equipment in the amount of $1,034,000, $793,000, $614,000 and $536,000 for the years ended March 31, 1997,
1998 and 1999 and for the nine months ended December 31, 1998, respectively.

(6) SUBSEQUENT EVENTS (UNAUDITED)

    On January 24, 2000 the Company entered into an agreement with MDU Resources Group, Inc. (MDU) to merge the Company with a subsidiary of MDU in a stock-for-stock merger. The merger assumes a one-to one working capital ratio. Any shortfall of the ratio will be funded by LGE and any excess will be paid to LGE in shares of MDU common stock.

                                   EXHIBIT A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

                                  BY AND AMONG

                           MDU RESOURCES GROUP, INC.,

                           CONNPAC ACQUISITION CORP.,

                          L.G. EVERIST, INCORPORATED,

                                      AND

                              CONNOLLY-PACIFIC CO.

                          DATED AS OF JANUARY 24, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS; HEADINGS.........................................   A-1

      1.01   DEFINED TERMS...............................................   A-1
      1.02   OTHER DEFINITIONAL PROVISIONS...............................   A-6
      1.03   TITLES; HEADINGS............................................   A-6

ARTICLE 2. THE MERGER; CLOSING...........................................   A-6

      2.01   MERGER......................................................   A-6
      2.02   SURVIVING CORPORATION IN THE MERGER; EFFECT OF THE MERGER...   A-6
      2.03   GOVERNING DOCUMENTS OF SURVIVING CORPORATION................   A-6
      2.04   DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.........   A-6
      2.05   ADDITIONAL ACTIONS..........................................   A-6
      2.06   CONVERSION OF SHARES........................................   A-7
      2.07   CONSIDERATION ADJUSTMENT....................................   A-7
      2.08   CLOSING.....................................................   A-8

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF LGE.........................   A-8

      3.01   ORGANIZATION AND EXISTENCE OF LGE AND CP....................   A-8
      3.02   CAPITAL STOCK...............................................   A-9
      3.03   OWNERSHIP OF SHARES.........................................   A-9
      3.04   SUBSIDIARIES................................................   A-9
      3.05   AUTHORITY OF LGE AND CP.....................................   A-9
      3.06   DUE EXECUTION AND ENFORCEABILITY AS TO LGE..................   A-9
      3.07   NO RESTRICTIONS AGAINST PERFORMANCE.........................   A-9
      3.08   HISTORICAL FINANCIAL INFORMATION............................   A-9
      3.09   NO UNDISCLOSED LIABILITIES..................................  A-10
      3.10   NO ADVERSE EFFECTS OR CHANGES...............................  A-10
      3.11   THIRD-PARTY AND GOVERNMENTAL CONSENTS.......................  A-10
      3.12   REAL AND PERSONAL PROPERTY..................................  A-12
      3.13   ACCOUNTS AND NOTES RECEIVABLE...............................  A-12
      3.14   PAYABLES AND PROMISSORY NOTES...............................  A-13
      3.15   INSURANCE AND BONDS.........................................  A-13
      3.16   BANK ACCOUNTS...............................................  A-13
      3.17   COMPLIANCE WITH LAWS........................................  A-13
      3.18   LITIGATION..................................................  A-14
      3.19   PERMITS.....................................................  A-14
      3.20   TAXES.......................................................  A-14
      3.21   EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS............  A-14
      3.22   CERTAIN EMPLOYEES AND SALARIES..............................  A-15
      3.23   MATERIAL CONTRACTS..........................................  A-18
      3.24   INTELLECTUAL PROPERTY.......................................  A-19
      3.25   LABOR MATTERS...............................................  A-20
      3.26   CUSTOMERS AND SUPPLIERS.....................................  A-20
      3.27   ENVIRONMENTAL MATTERS.......................................  A-21
      3.28   NECESSARY PROPERTY..........................................  A-21
      3.29   MINUTE BOOKS AND CHARTER DOCUMENTS..........................  A-21
      3.30   BROKER'S FEES...............................................  A-21
      3.31   INVESTMENT REPRESENTATION...................................  A-21
      3.32   QUESTIONABLE PAYMENTS.......................................  A-22

      3.33   NO MISSTATEMENTS OR OMISSIONS...............................  A-22
      3.34   PROXY STATEMENT.............................................  A-22
      3.35   REGULATORY STATUS...........................................  A-22
      3.36   THOMAS EVERIST STOCKHOLDER'S AGREEMENT......................  A-22

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF MDU.........................  A-22

      4.01   ORGANIZATION; GOOD STANDING.................................  A-22
      4.02   AUTHORITY...................................................  A-23
      4.03   DUE EXECUTION AND ENFORCEABILITY............................  A-23
      4.04   NO RESTRICTIONS AGAINST PERFORMANCE.........................  A-23
      4.05   CAPITAL STOCK OF MDU........................................  A-23
      4.06   SEC FILINGS; FINANCIAL STATEMENTS OF MDU....................  A-23
      4.07   PROXY STATEMENT.............................................  A-24
      4.08   VALUATION REPORT............................................  A-24
      4.09   THIRD-PARTY AND GOVERNMENTAL CONSENTS.......................  A-24
      4.10   LITIGATION..................................................  A-24
      4.11   BROKER'S FEES...............................................  A-25
      4.12   ACQUISITION SUBSIDIARY......................................  A-25
      4.13   PREFERENCE SHARE PURCHASE RIGHTS............................  A-25

ARTICLE 5. CERTAIN COVENANTS.............................................  A-25

      5.01   CONDUCT OF CP'S BUSINESS PENDING CLOSING....................  A-25
      5.02   FULL ACCESS.................................................  A-27
      5.03   OBTAINING CONSENTS..........................................  A-27
      5.04   COVENANT TO SATISFY CONDITIONS..............................  A-28
      5.05   MDU STOCKHOLDERS' MEETING...................................  A-28
      5.06   LGE STOCKHOLDERS' MEETING...................................  A-28
      5.07   PROXY STATEMENT.............................................  A-28
      5.08   UPDATED CP FINANCIAL STATEMENTS.............................  A-28
      5.09   HSR FILING..................................................  A-28
      5.10   CERTIFICATES................................................  A-29
      5.11   OTHER TRANSACTIONS..........................................  A-29
             INFORMATION AS TO VIOLATION OF REPRESENTATIONS AND
      5.12     WARRANTIES................................................  A-29
      5.13   TAX-FREE REORGANIZATION.....................................  A-29
      5.14   TAX AUDITS OR CONTROVERSIES.................................  A-30
      5.15   BOOKS AND RECORDS; TAX MATTERS..............................  A-30
      5.16   TAX REPORTS.................................................  A-30
      5.17   AMENDMENT OF SCHEDULE 3.21(f)...............................  A-30

ARTICLE 6. CONDITIONS TO CLOSING.........................................  A-31

      6.01   CONDITIONS TO EACH PARTY'S OBLIGATIONS......................  A-31
      6.02   ADDITIONAL CONDITIONS TO OBLIGATIONS OF MDU.................  A-31
      6.03   ADDITIONAL CONDITIONS TO OBLIGATIONS OF LGE AND CP..........  A-32

ARTICLE 7. ADDITIONAL DELIVERIES.........................................  A-32

      7.01   DELIVERIES BY LGE AND CP....................................  A-32
      7.02   DELIVERIES BY MDU...........................................  A-34
      7.03   JOINT DELIVERIES............................................  A-34

ARTICLE 8. TERMINATION...................................................  A-35

      8.01   TERMINATION.................................................  A-35

      8.02   EFFECT OF TERMINATION.......................................  A-35
      8.03   CONFIDENTIALITY FOLLOWING TERMINATION.......................  A-35

ARTICLE 9. INDEMNIFICATION...............................................  A-35

      9.01   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.......  A-35
      9.02   INDEMNIFICATION BY AND ON BEHALF OF LGE.....................  A-35
      9.03   INDEMNIFICATION BY MDU......................................  A-35
      9.04   LIMITATIONS ON INDEMNIFICATION..............................  A-35
      9.05   SUPPLEMENTS TO DISCLOSURE SCHEDULES.........................  A-36
      9.06   REMEDIES EXCLUSIVE..........................................  A-36
      9.07   NOTICE OF CLAIMS............................................  A-37

ARTICLE 10. GENERAL PROVISIONS...........................................  A-38

      10.01  EXPENSES....................................................  A-38
      10.02  SUCCESSORS AND ASSIGNS......................................  A-38
      10.03  WAIVER......................................................  A-38
      10.04  ENTIRE AGREEMENT............................................  A-39
      10.05  FURTHER ASSURANCES..........................................  A-39
      10.06  NOTICES.....................................................  A-39
      10.07  AMENDMENTS, SUPPLEMENTS, ETC................................  A-40
      10.08  SEVERABILITY................................................  A-40
      10.09  GOVERNING LAW...............................................  A-40
      10.10  EXECUTION IN COUNTERPARTS...................................  A-40
      10.11  ATTORNEY FEES...............................................  A-40
      10.12  DISCLOSURE SCHEDULES........................................  A-40

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

    AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (this "Agreement"), dated as of the 24(th) day of January, 2000, by and among MDU RESOURCES GROUP, INC., a Delaware corporation ("MDU"), CONNOLLY-PACIFIC CO., a California corporation ("CP"), CONNPAC ACQUISITION CORP., a California corporation and a wholly-owned subsidiary of MDU ("Acquisition Subsidiary"), and L.G. EVERIST, INCORPORATED, an Iowa corporation and holder of a majority of the capital stock of CP ("LGE"). LGE and RALPH LARISON, an individual resident of the State of California and a holder of capital stock of CP ("Larison"), are sometimes referred to herein each as a "Stockholder" and together as the "Stockholders".

    WHEREAS, MDU, CP, Acquisition Subsidiary, and LGE desire to enter into a business combination transaction pursuant to which MDU will acquire all of the issued and outstanding capital stock of CP through the merger of Acquisition Subsidiary with and into CP, with CP being the surviving corporation in such merger and with each issued and outstanding share of capital stock of CP being converted into the right to receive shares of common stock, par value $1.00 per share, of MDU, and the associated preference share purchase rights, subject to the terms and conditions contained herein.

    WHEREAS, MDU, CP, and LGE intend for the transactions provided for herein to qualify as a reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE 1.
                             DEFINITIONS; HEADINGS

    1.01 DEFINED TERMS. As used in this Agreement, terms defined in the preamble and recitals of this Agreement have the meanings set forth therein, and the following terms have the meanings set forth below:

        (1) "Adjusted Current Liabilities" means Current Liabilities excluding the current portion of Long Term Debt and capital leases payable.

        (2) "Arbitrating Accountants" means a nationally recognized firm of independent public accountants with offices in California mutually selected by MDU and LGE.

        (3) "Business Day" means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in New York are authorized or required by law or other action of a Governmental Authority to close.

        (4) "Closing" has the meaning ascribed to such term in SECTION 2.08.

        (5) "Closing Balance Sheet" means the audited special purpose balance sheet of CP as of the Closing Date.

        (6) "Closing Date" has the meaning ascribed to such term in
    SECTION 2.08.

        (7) "Code" means the Internal Revenue Code of 1986, as amended.

        (8) "Consideration" means 2,826,087 shares of MDU Common Stock.

        (9) "CP Common Stock" means the common stock, $1.00 par value of CP.

       (10) "CP Financial Statements" means the Existing CP Financial Statements and the Updated CP Financial Statements.

       (11) "Consideration Adjustment" means the amount, if any, that, when added to Current Assets, would increase a Current Ratio of less than 1.0:1.0 to 1.0:1.0, or, when subtracted from Current Assets would decrease a Current Ratio of greater than 1.0:1.0 to 1.0:1.0. If the Current Ratio, as computed based upon the Current Assets and Adjusted Current Liabilities on the Closing Balance Sheet, is greater than 1.0:1.0, then the Consideration Adjustment shall be deemed to be a positive amount. If the Current Ratio, as computed based upon the Current Assets and Adjusted Current Liabilities on the Closing Balance Sheet, is less than 1.0:1.0, then the Consideration Adjustment shall be deemed to be a negative amount.

       (12) "Controlled Group" has the meaning ascribed to such term in
    SECTION 3.21(A).

       (13) "Current Assets" means those assets determined to be current in accordance with GAAP.

       (14) "Current Liabilities" means those liabilities determined to be current in accordance with GAAP.

       (15) "Current Ratio" means an amount, expressed as a ratio, equal to Current Assets divided by Adjusted Current Liabilities.

       (16) "Debt" means the amount of the aggregate principal and accrued or unpaid interest on indebtedness for borrowed money or capital lease obligations of CP outstanding on the Closing Date, other than the current portion of long-term indebtedness for borrowed money and capitalized lease obligations included in Current Liabilities.

       (17) "Effective Time" has the meaning ascribed to such term in
    SECTION 2.01.

       (18) "Employee Benefit Plan" has the meaning ascribed to such term in
    SECTION 3.21(A).

       (19) "Employment Agreement" means that certain Employment Agreement dated as of the Closing Date, between CP and Larison substantially in the form of
    EXHIBIT 7.03(A) hereof.

       (20) "Environmental Laws" means all Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, threatened or endangered species surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

       (21) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

       (22) "Existing CP Financial Statements" means the unaudited income statements of CP for each of the years ended March 31, 1995, March 31, 1996, March 31, 1997, March 31, 1998, and March 31, 1999 and the unaudited balance sheets of CP as of March 31, 1998, March 31, 1999 and December 31, 1999.

       (23) "GAAP" means generally accepted accounting principles consistently applied.

       (24) "Governmental Authority" means any federal, state or local court, arbitration tribunal or governmental department, board, commission, bureau, agency, authority or instrumentality.

       (25) "HSR Act" means the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

       (26) "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea-formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCBs);
    (b) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any

    Environmental Law; and (c) any other chemical, material, substance or waste, exposure to which is prohibited, limited or regulated by any Governmental Authority in a jurisdiction in which the Company operates.

       (27) "Indemnified Purchaser Group" means MDU, any subsidiary or affiliate thereof (including, without limitation, CP), and each of their respective successors, assigns, directors, officers, employees, attorneys, accountants and other affiliates, representatives and controlling persons.

       (28) "Indemnified Seller Group" means Larison, LGE, any subsidiary or affiliate of LGE, and each of their respective successors, assigns directors, officers, employees, attorneys, accountants and other affiliates, representatives and controlling persons.

       (29) "Intellectual Property" means all trademarks, trademark registrations and trademark applications, trade names, assumed names, service marks, service names, copyrights, copyright registrations, patents and patent applications, patent, trademark and copyright licenses, proprietary business techniques and non-public customer information, and rights relating thereto, including without limitation all rights to sue for past infringements, owned by CP or used by CP in the conduct of its business.

       (30) "IRS" means the United States Internal Revenue Service.

       (31) "Knowledge" as used with respect to (i) MDU, LGE or CP, as the case may be, shall mean those facts that are actually known to an officer or director of MDU, LGE or CP, as the case may be, or those facts that, after due inquiry in the exercise of reasonable diligence, taking into account the scope and nature of the responsibilities of the officer or director in question, should have been know to such officer or director and
    (ii) Larison shall mean those facts that are actually known by Larison or those facts that, after due inquiry in the exercise of reasonable diligence, taking into account the scope and nature of Larison's responsibilities as an officer and as a shareholder of CP, should have been known to Larison.

       (32) "KRC" means KRC Holdings, Inc, a wholly-owned subsidiary of MDU.

       (33) "Laws" means all (i) federal, state, or local or foreign laws, rules and regulations, (ii) orders, (iii) Permits, and (iv) agreements with federal, state, local or foreign regulatory authorities to which MDU, either Stockholder or CP, as the case may be, is a party or by which any of them is bound.

       (34) "LGE's Accountants" means independent public accountants selected by LGE.

       (35) "LGE Stockholder Approval" means the affirmative vote of a majority of the total number of votes cast by holders of shares of issued and outstanding voting stock of LGE with respect to the transactions contemplated by this Agreement at the LGE Stockholders' Meeting.

       (36) "LGE Stockholders' Meeting" has the meaning ascribed to such term in
    SECTION 5.06.

       (37) "Long Term Debt" means all Debt reflected, or required to be reflected, as long term debt, including capitalized lease obligations, on the Closing Balance Sheet, determined in accordance with GAAP and, in each case, including the current portion thereof.

       (38) "Liens" means all liens, liabilities, claims, security interests, mortgages, pledges, agreements, obligations, restrictions, or other encumbrances of any nature whatsoever, whether absolute, legal, equitable, accrued, contingent or otherwise, including, without limitation, any rights of first refusal.

       (39) "Major Customers" means the ten (10) largest customers of CP.

       (40) "Material Adverse Effect" with respect to CP or MDU shall mean a material adverse effect upon the assets, liabilities, condition (financial or other), business or operations of such entity and its subsidiaries (including, with respect to MDU, CP) taken as a whole or on the ability of such entity to consummate the Merger.

       (41) "Material Contracts" has the meaning ascribed to such term in
    SECTION 3.23.

       (42) "MDU's Accountants" means MDU's independent public accountants and/or MDU's internal auditors.

       (43) "MDU Common Stock" means the common stock, par value $1.00 per share, of MDU and the associated preference share purchase rights.

       (44) "MDU Preference Stock" means the Cumulative Preference Stock, without par value, of MDU.

       (45) "MDU Preferred Stock" means the Cumulative Preferred Stock, par value $100 per share, of MDU.

       (46) "MDU Preferred Stock A" means the Cumulative Preferred Stock A, without par value, of MDU.

       (47) "MDU SEC Reports" has the meaning ascribed to such term in
    SECTION 4.06.

       (48) "MDU Stockholders' Meeting" has the meaning ascribed to such term in
    SECTION 5.05.

       (49) "MDU Stockholder Approval" means the affirmative vote of a majority of the total number of votes cast with respect to the proposal to approve this Agreement and the Merger and the transactions contemplated thereby at the MDU Stockholders' Meeting, provided that the total number of votes cast with respect to the proposal represents more than 50% of the total number of outstanding shares of MDU Common Stock.

       (50) "MDU Stock Price" means the sum of the closing prices of the MDU Common Stock in New York Stock Exchange Composite Transactions as reported in The Wall Street Journal for the ten (10) trading days preceding the tenth
    (10th) day preceding the day of the Closing, divided by ten (10), appropriately adjusted, in any case, for any stock split, reverse stock split, stock dividend, or like event. The parties to this Agreement acknowledge that this definition applies only to SECTION 2.07 hereof.

       (51) "Merger" means the merger of Acquisition Subsidiary with and into CP, as contemplated by SECTION 2.01.

       (52) "1933 Act" means the Securities Act of 1933, as amended.

       (53) "1934 Act" means the Securities Exchange Act of 1934, as amended.

       (54) "Noncompetition Agreement" means that certain Noncompetition and Proprietary Information Agreement, dated as of the Closing Date, by and between LGE and MDU, substantially in the form of EXHIBIT 7.03(B) hereto.

       (55) "NYSE" means The New York Stock Exchange, Inc.

       (56) "PBGC" means the Pension Benefit Guaranty Corporation.

       (57) "Permits" means all permits, licenses, franchises, orders, certificates and approvals.

       (58) "Permitted Liens" means all (a) liens for Taxes or governmental assessments, charges or claims the payment of which is not yet due,
    (b) liens imposed by applicable law, rule or regulation such as mechanics', materialmen's, landlords', warehousemen's and carriers' liens, and other similar liens, securing obligations incurred in the ordinary course of business consistent with past practice, (c) liens under workers' compensation unemployment insurance, Social Security, or similar legislation and (d) liens incurred in the ordinary course of business consistent with past practice for sums not yet delinquent or immaterial in amount and being contested in good faith.

       (59) "PE" means the Pacific Exchange, Inc.

       (60) "Proxy Statement" has the meaning ascribed to such term in
    SECTION 5.07.

       (61) "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

       (62) "Quarry Agreement" means that certain Quarry Agreement, dated as of March 30, 1992, between Santa Catalina Island Co. and CP, as amended by Amendment No. 1, dated as of August 31, 1994, Amendment No. 2, dated as of December 31, 1995, Amendment No. 3, dated as of July 1, 1997 and Amendment No. 4, dated as of January 24, 2000, including the sublease contained therein of Tidelands Lease No. PRC 7030.1 between the State of California State Lands Commission and the Santa Catalina Island Co.

       (63) "Real Property" has the meaning ascribed to such term in
    Section 3.12(a).

       (64) "Related Agreements" means all of the other agreements to be executed in connection with and pursuant to this Agreement, including, without limitation, the Restricted Stock Agreement, the Noncompetition Agreement and the Stockholder's Agreement.

       (65) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment.

       (66) "Restricted Stock Agreement" means that certain Restricted Stock Agreement, dated as of January 24, 2000, between CP and Larison.

       (67) "SEC" means the United States Securities and Exchange Commission.

       (68) "SEC Documents" means all registration statements, proxy statements, periodic reports and schedules filed by MDU or any of its subsidiaries with the SEC under the Securities Laws.

       (69) "Securities Laws" means the 1933 Act, the 1934 Act, the Investment Company Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

       (70) "Stockholder's Agreement" means that certain Stockholder's Agreement, dated as of the Closing Date, by and between MDU and LGE, substantially in the form of EXHIBIT 7.03(C) hereto.

       (71) "Surviving Corporation" has the meaning ascribed to that term in
    SECTION 2.02.

       (72) "Taxes" means (i) any and all federal, state, local, foreign and other taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, capital stock, severance, withholding, payroll, recapture, employment, excise, unemployment insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts; (ii) any liability for the payment of any amounts described in clause (i) as a result of being a successor to or transferee of any individual or entity or a member of an affiliated, consolidated or unitary group for any period (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign tax law); and (iii) any liability for the payment of amounts described in clause (i) or clause (ii) as a result of any express or implied obligation to indemnify any person or entity or as a result of any obligations under agreements or arrangements with any person or entity.

       (73) "Tax Reports" means all returns, estimates, information statements and reports relating to Taxes.

       (74) "Thomas Everist Stockholder's Agreement" means that certain Stockholder's Agreement, dated the date hereof, between MDU and Thomas Everist, an individual resident of the State of South Dakota, pursuant to which Thomas Everist agrees, among other things, to vote the shares of LGE beneficially owned by him as set forth in such Stockholder's Agreement.

       (75) "Updated CP Financial Statements" means the following financial statements prepared after the date hereof and to be included in the Proxy
    Statement: (i) the unaudited financial statements of CP for the years ended March 31, 1997 and March 31, 1998 and the nine months ended December 31, 1998 and December 31, 1999 and (ii) the audited financial statements of CP for the year ended March 31, 1999.

    1.02 OTHER DEFINITIONAL PROVISIONS. Wherever the context so requires, words used herein in the masculine gender shall be deemed to include the feminine and neuter. A definition of any term shall be equally applicable to both the singular and plural forms of the term defined.

    1.03 TITLES; HEADINGS. All titles and headings appearing in this Agreement are for identification only and are not to be used for interpretive purposes.

                                   ARTICLE 2.
                              THE MERGER; CLOSING

    2.01 MERGER. The acquisition of CP shall be effected through the merger of Acquisition Subsidiary with and into CP (the "Merger"). The Merger shall be effective upon the filing of the agreement of merger and an officers' certificate of each constituent corporation, consistent with the terms of this Agreement and the provisions of the General Corporation Law of the State of California, together with any other documents required by law to effectuate the Merger with the Secretary of State of the State of California and the California Franchise Tax Board. Unless otherwise agreed, the Merger shall become effective on the Closing Date. The time at which the Merger becomes effective pursuant to the terms of this Agreement is hereinafter referred to as the "Effective Time."

    2.02 SURVIVING CORPORATION IN THE MERGER; EFFECT OF THE MERGER. CP shall be the surviving corporation in the Merger. CP, as the surviving corporation in the Merger, is referred to herein as the "Surviving Corporation". At the Effective Time (i) the separate existence of Acquisition Subsidiary shall cease and Acquisition Subsidiary shall be merged into CP, and (ii) the Merger shall have the effects provided in Section 1108 of the General Corporation Law of the State of California. The Surviving Corporation shall continue its existence under the laws of the state of its incorporation from and after the Effective Time.

    2.03 GOVERNING DOCUMENTS OF SURVIVING CORPORATION. The Articles of Incorporation of CP, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation, without change or amendment until thereafter amended as provided therein or in accordance with the laws of the state of incorporation of the Surviving Corporation. The By-laws of CP, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation, without change or amendment until thereafter amended as provided therein or in accordance with the laws of the state of incorporation of the Surviving Corporation.

    2.04 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. From and after the Effective Time, the individuals identified on SCHEDULE 2.04 as Post-Merger Directors of the Surviving Corporation shall be the directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation. From and after the Effective Time, the individuals identified on SCHEDULE 2.04 as Post-Merger Officers of the Surviving Corporation shall be the officers of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation.

    2.05 ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider, or be advised that, any further assignments or assurances in law or any other acts are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Acquisition Subsidiary acquired by reason of, or as a result of, the Merger, Acquisition Subsidiary shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to, and possession of, such property or rights in the Surviving Corporation, and the proper directors and officers of the Surviving Corporation are fully authorized in the name of Acquisition Subsidiary to take any and all such actions.

    2.06  CONVERSION OF SHARES.

        (a) MDU shall make available for conversion and exchange, by delivery to LGE and to Larison or, if and to the extent required pursuant to the Restricted Stock Agreement or the Employment Agreement, to the Escrow Agent, as defined in the Restricted Stock Agreement or the Employment Agreement, the Consideration provided for herein.

        (b) Each of the shares of common stock of Acquisition Subsidiary outstanding immediately prior to the Effective Time shall be converted into and exchangeable for one share of common stock of the Surviving Corporation. From and after the Effective Time, each outstanding certificate representing shares of common stock of Acquisition Subsidiary shall be deemed for all purposes to evidence ownership of, and to represent the number of shares of, common stock of the Surviving Corporation. Promptly after the Effective Time, the Surviving Corporation shall issue to MDU a stock certificate representing the appropriate number of shares of common stock of the Surviving Corporation in exchange for the certificate or certificates that formerly represented shares of common stock of Acquisition Subsidiary which shall be immediately canceled.

        (c) Each of the shares of CP Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Stockholders, be converted into and exchangeable for the right to receive a pro-rata share of the Consideration, subject to adjustment with respect to LGE pursuant to SECTION 2.07 hereof, as provided herein.

        (d) At the Effective Time, LGE shall surrender the certificate or certificates representing all of the issued and outstanding shares of CP Common Stock owned, beneficially or of record, by LGE as set forth on
    SCHEDULE 3.03 in exchange for a certificate or certificates, registered in the name of LGE representing LGE's share of the Consideration as set forth on SCHEDULE 3.03. Each certificate representing CP Common Stock owned by LGE shall be duly endorsed in blank by LGE, with all necessary transfer tax and other revenue stamps, acquired at LGE's expense, affixed and canceled. LGE agrees to cure any deficiencies with respect to the endorsement of the certificates representing the CP Common Stock owned by LGE or with respect to the stock power accompanying any such certificate. As promptly as practicable after the Closing, MDU shall deliver to each Stockholder (or, if and to the extent required pursuant to the Restricted Stock Agreement or the Employment Agreement, to the Escrow Agent, as defined in the Restricted Stock Agreement or the Employment Agreement) the certificates representing such Stockholder's share of the Consideration, as set forth on
    SCHEDULE 3.03.

    2.07  CONSIDERATION ADJUSTMENT.

        (a) Not later than sixty (60) calendar days after the Closing Date, MDU shall cause to be prepared and delivered via overnight courier, to LGE and LGE's Accountants the Closing Balance Sheet, prepared in accordance with GAAP. LGE's Accountants may, at the sole cost and expense of LGE, observe any physical count of the inventory when taken and participate in its evaluation.

        (b) LGE and LGE's Accountants shall have a period of thirty
    (30) calendar days after the delivery to LGE of the Closing Balance Sheet to examine the Closing Balance Sheet, and to present any objections that LGE may have to any of the matters set forth therein, which objections shall be set forth in writing and in reasonable detail. Thereafter, LGE and representatives of MDU shall meet to discuss any of the objections raised by LGE, with a view to resolving such objections. If LGE does not deliver any written objection to MDU within such thirty (30) calendar day period, LGE shall be deemed to have accepted the Closing Balance Sheet and waived any objection thereto.

        (c) If all of such objections cannot be resolved by MDU and LGE within thirty (30) calendar days after the commencement of the discussions pursuant to SECTION 2.07(B), then, not later than forty (40) calendar days after the commencement of such discussions, either MDU or LGE shall have the right, by the delivery of written notice to the other party to such effect, to cause matters in dispute to be submitted to an Arbitrating Accountant for determination. The Arbitrating Accountant shall be instructed to deliver a decision with respect to the matters referred to it for determination within thirty (30) calendar days after the submission of such matters. Unless otherwise agreed, any meetings or proceedings deemed necessary by the Arbitrating Accountant in order to resolve the matters referred to the Arbitrating Accountant for determination will be conducted in California. The decision of the Arbitrating Accountant shall be binding and conclusive upon MDU and LGE for all purposes under this Agreement. MDU shall pay the fees and expenses of MDU's Accountants, and LGE shall pay the fees and expenses of LGE's Accountants. The fees and expenses of the Arbitrating Accountant shall be paid one half by MDU and one half by LGE.

        (d) If the Consideration Adjustment is a positive amount, then not later than ten (10) calendar days after the amount of the Consideration Adjustment has been finally determined, MDU shall deliver to LGE a certificate or certificates, issued in the name of LGE, representing a number of shares of MDU Common Stock (rounded to the nearest whole share, with 0.5 of a share being rounded upward) equal to the quotient of (A) the Consideration Adjustment divided by (B) the MDU Stock Price; provided, that, in no event shall the aggregate number of shares of MDU Common Stock comprising the Consideration Adjustment, determined as set forth herein, exceed the aggregate number of shares of MDU Common Stock issued to the Stockholders on the Closing Date. If the Consideration Adjustment is a negative amount, then not later than ten (10) calendar days after the Consideration Adjustment has been finally determined, LGE shall deliver to MDU an aggregate amount in cash equal to the Consideration Adjustment, by wire transfer of immediately available funds to an account designated by MDU in writing.

    2.08 CLOSING. Upon the terms and subject to the satisfaction of the conditions contained in ARTICLE 6, the closing of the transactions provided for herein (the "Closing") shall take place at the offices of Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota, at
11:00 A.M., local time, as soon as practicable, but no later than two Business Days, following the date on which all of the conditions set forth in ARTICLE 6 have been satisfied or waived, or such other date as may be mutually agreed upon by the parties hereto (the "Closing Date").

                                   ARTICLE 3.
                     REPRESENTATIONS AND WARRANTIES OF LGE

    LGE represents, warrants and covenants to MDU, as follows:

    3.01  ORGANIZATION AND EXISTENCE OF LGE AND CP.

        (a) LGE is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now being conducted.

        (b) CP is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now being conducted. CP is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect on CP. The jurisdictions in which CP is qualified to do business, and the names and addresses of CP's registered agents in such jurisdictions, are set forth on SCHEDULE 3.01 hereto. SCHEDULE 3.01 hereto sets forth all names under which CP has conducted or purported to conduct business since the date of its incorporation.

    3.02 CAPITAL STOCK. CP has an authorized capitalization consisting solely of 10,000 shares of CP Common Stock of which 1,036.6826 shares are issued and outstanding. Other than the CP Common Stock, there is no class or series of equity security of CP authorized, issued or outstanding. All such outstanding shares of CP Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of any equity security of CP, including any CP Common Stock, other than as contemplated by this Agreement.

    3.03  OWNERSHIP OF SHARES.

        (a) Each Stockholder is the lawful owner, beneficially and of record, of all of the issued and outstanding shares of CP Common Stock set forth opposite such Stockholder's name on SCHEDULE 3.03, free and clear of all Liens (other than restrictions imposed by Securities Laws applicable to unregistered securities generally and other than restrictions on transfer pursuant to the Restricted Stock Agreement),

        (b) the aggregate number of shares of CP Common Stock set forth opposite Stockholders' names on SCHEDULE 3.03 constitutes all of the issued and outstanding shares of CP Common Stock,

        (c) SCHEDULE 3.03 sets forth the address and tax identification number of each Stockholder,

        (d) Each Stockholder's share of the Consideration is set forth next to such Stockholder's name on SCHEDULE 3.03.

    3.04 SUBSIDIARIES. CP does not have any subsidiaries or hold any equity or ownership interest of any kind, whether beneficially or of record, in any corporation, partnership, limited liability company, joint venture, or other enterprise or entity of any nature whatsoever.

    3.05 AUTHORITY OF LGE AND CP. Each of LGE and CP has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. Each of CP and, subject to the LGE Stockholder Approval, LGE has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the Merger. The LGE Stockholder Approval constitutes the only vote of any class or series of LGE capital stock necessary to approve this Agreement and the Merger.

    3.06 DUE EXECUTION AND ENFORCEABILITY AS TO LGE. This Agreement has been duly executed and delivered by each of LGE and CP and is a valid and binding obligation of each of LGE and CP, enforceable against each of LGE and CP in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

    3.07  NO RESTRICTIONS AGAINST PERFORMANCE.  Except as set forth on
SCHEDULE 3.07 hereto, neither the execution, delivery nor performance of this Agreement or the Related Agreements, nor the consummation of the transactions contemplated in this Agreement or in the Related Agreements will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien on any property or asset of CP under:

    (i) the Articles of Incorporation or By-Laws of LGE or CP;

    (ii) any Law which is applicable to either Stockholder or CP or any of their respective properties or assets;

   (iii) (x) any Material Contract of CP or (y) any contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction to which LGE is a party or by which LGE or any of its properties or assets is or may be bound; or

    (iv) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization of any Governmental Authority by which either CP, either Stockholder or any of their respective properties or assets is or may be bound;

except, in the case of clauses (ii) through (iv) above, for circumstances that, taken in the aggregate, could not reasonably be expected to have a Material Adverse Effect on CP.

    3.08 HISTORICAL FINANCIAL INFORMATION. (a) True and complete copies of the Existing CP Financial Statements are attached hereto as EXHIBIT 3.08. The Existing CP Financial Statements present fairly the financial position, assets and liabilities of CP as of the dates thereof and the revenues, expenses and results of operations of CP for the periods covered thereby. The Existing CP Financial Statements are in accordance with the books and records of CP and do not reflect any transactions which are not bona fide transactions. The books and records of CP have been maintained in accordance with applicable laws, rules and regulations, and in the ordinary course of business. The accounts and notes receivable of CP reflected in the Existing CP Financial Statements are valid, existing and genuine and represent sales actually made or services actually delivered by CP in bona fide transactions in the ordinary course of business consistent with past practice; and there is no material right of set-off or counterclaim or threat thereof that would jeopardize the collectability of such accounts and notes receivable at the aggregate recorded amounts thereof.

        (b) The Updated CP Financial Statements will be prepared in accordance with GAAP. The Updated CP Financial Statements will present fairly the financial position, assets and liabilities of CP as of the dates thereof and the revenues, expenses, results of operations and cash flows of CP for the periods covered thereby, all in accordance with GAAP (subject, in the case of interim financial statements, to normal recurring year end adjustments and the absence of footnotes). The Updated CP Financial Statements will be in accordance with the books and records of CP and will not reflect any transactions which are not bona fide transactions. Between the date hereof and the Closing Date, the books and records of CP will be maintained in accordance with applicable laws, rules and regulations, and in the ordinary course of business. The accounts and notes receivable of CP reflected in the Updated CP Financial Statements will be valid, existing and genuine and will represent sales actually made or services actually delivered by CP in bona fide transactions in the ordinary course of business consistent with past practice; and there will be no material right of set-off or counterclaim or threat thereof that would jeopardize the collectability of such accounts and notes receivable at the aggregate recorded amounts thereof.

    3.09 NO UNDISCLOSED LIABILITIES. CP has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise) that would be required to be accrued or reflected on the CP Financial Statements in accordance with GAAP, that are not (i) reflected or reserved against in the CP Financial Statements, (ii) incurred in the ordinary course of business consistent with past practice since the respective dates thereof, or (iii) disclosed in this Agreement. To the Knowledge of LGE and CP, no basis exists on the date hereof for assertions against CP of any material claim or liability of any nature other than those which have been disclosed in the CP Financial Statements. For purposes of this SECTION 3.09, a claim or liability shall be deemed to be "material" if it involves an amount in excess of $50,000, individually or in the aggregate, as the context requires.

    3.10 NO ADVERSE EFFECTS OR CHANGES. Except as listed and described in detail on SCHEDULE 3.10, since December 31, 1999, CP has not experienced an event that reasonably could be expected to have had a Material Adverse Effect on it or:

        (a) made any change in its authorized capital or outstanding securities;

        (b) issued, sold or delivered, or agreed to issue, sell or deliver, any capital stock, bonds or other corporate securities (whether authorized and unissued or held in the treasury), or granted or agreed to grant any options, warrants or other rights calling for the issue, sale or delivery thereof;

        (c) borrowed or agreed to borrow any funds, guaranteed the repayment of any indebtedness or incurred any other contingent financial obligations, including any counter-claim, cross-complaint or set-off raised in any action to collect receivables outstanding at the Closing Date, except borrowings incurred in the ordinary course of business consistent with past practice;

        (d) satisfied any obligation or liability (absolute or contingent), other than obligations and liabilities incurred in the ordinary course of business consistent with past practice that are in excess of $50,000 individually or $50,000 in the aggregate;

        (e) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever in respect of its capital stock, or purchased, redeemed or otherwise acquired, or agreed to purchase, redeem or otherwise acquire, any of its outstanding capital stock;

        (f) sold, transferred or otherwise disposed of, or agreed to sell, transfer or otherwise dispose of, any material assets, properties or rights, except inventory and equipment in the ordinary course of business consistent with past practice, or canceled or otherwise terminated, or agreed to cancel or otherwise terminate, any debts or claims other than accounts receivable write-offs and writedowns in the ordinary course of business consistent with past practice;

        (g) other than in the ordinary course of business consistent with past practice, entered, or agreed to enter, into any agreement or arrangements to sell any of its assets, properties or rights, including inventories and equipment, or requiring the consent of any party to the transfer or assignment of any of its assets, properties or rights;

        (h) other than change orders on construction contracts made in the ordinary course of business consistent with past practice, made or permitted any amendment or termination of any Material Contract, agreement, permit or license to which it is a party or by which it or any of its properties are bound;

        (i) made, directly or indirectly, any accrual or arrangement for or payment of any bonuses or special compensation of any kind or any severance or termination pay to any present or former officer, director or executive employee;

        (j) except for customary raises granted in the ordinary course of business consistent with past practice, increased the rate of compensation payable, or to become payable, by it to any of its officers, directors or employees or adopted any new, or made any increase in, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement or other employee benefit plan payment or arrangement made to, for or with any present or former such officers, directors or executive employees;

        (k) incurred, or become subject to, any uninsured claim or liability of any damages in excess of $50,000 individually or in the aggregate for any negligence or other tort or breach of contract;

        (l) made any capital expenditures (or commitments therefor) which in the aggregate exceed $100,000;

        (m) suffered any damages, destruction or casualty losses in excess of $50,000 individually or in the aggregate; or

        (n) entered into any other transaction involving more than $50,000 individually or in the aggregate, other than in the ordinary course of business consistent with past practice.

    3.11 THIRD-PARTY AND GOVERNMENTAL CONSENTS. Except for the filing of the agreement of merger and an officers' certificate of each constituent corporation, together with any other documents required by law to effectuate the Merger, with the Secretary of State of the State of California and the California Franchise Tax Board, as contemplated under SECTION 2.01, and except for the LGE Stockholder Approval, and except for filings required under the HSR Act with respect to (i) the acquisition by LGE of the shares of MDU Common Stock constituting its share of the Consideration and (ii) the Merger, and except as set forth on SCHEDULE 3.11 hereto, no approval, consent, waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any Governmental Authority or other third party is required on the part of any Stockholder or CP in connection with the execution and delivery of this Agreement or the Related Agreements by any Stockholder or CP or the consummation of the transactions contemplated hereby or thereby, including, without limitation, the Merger.

    3.12  REAL AND PERSONAL PROPERTY.

        (a) REAL PROPERTY. CP does not own any real property. SCHEDULE 3.12(A) sets forth a list and a description of all real properties leased or subject to any contract or purchase and sale or lease commitment by CP, written or oral (collectively "Real Property"). Except as set forth in
    SCHEDULE 3.12(A), the buildings, premises and equipment that are leased by CP are in good operating condition and repair, subject only to ordinary wear and tear customary within the local trade. Except as set forth on
    SCHEDULE 3.12(A) there is not any pending or, to the Knowledge of LGE or CP, threatened change in the zoning or building ordinances affecting the Real Property or leasehold interests of CP or the real property subject to the Quarry Agreement. To the Knowledge of LGE or CP, none of the Real Property, or the operation and maintenance thereof as now operated or maintained, contravenes any zoning ordinance or other similar governmental or administrative regulation (whether or not permitted because of a prior nonconforming use) or violates any restrictive covenant, the effect of which in any material respect would interfere with or prevent the continued use of any of the Real Property or any of the real property subject to the Quarry Agreement for the purposes for which it is now being used or would materially affect the value thereof. There is no pending or, to the Knowledge of LGE or CP, contemplated eminent domain or similar proceeding pursuant to which any portion of any Real Property or any real property subject to the Quarry Agreement would be acquired for public use or the right of CP to use such property as presently used would be restricted in any material respect.

        (b) REAL PROPERTY LEASES. SCHEDULE 3.12(B) sets forth a true, correct and complete list of all real property leases to which CP is a party, whether as lessor or lessee. The Quarry Agreement and all leases listed on such Schedule are valid and subsisting and in full force and effect, and all rent and other payments now due have been paid. CP enjoys and is in peaceful and undisturbed possession under the Quarry Agreement and under each lease so listed in which it is a lessee. Except as set forth on SCHEDULE 3.12(B), CP has not received any notice of, and there does not exist any event of default or, to the Knowledge of LGE or CP, any event, occurrence or act which, with the giving of notice or the lapse of time or both, would become a default, under the Quarry Agreement or under any such lease and CP has not violated any of the terms or conditions under the Quarry Agreement or under any such lease in any material respect. Such real property and the buildings, fixtures and equipment situated thereon or attached or appurtenant thereto are in good operating condition and repair, are adequate and suitable for the purposes for which they are presently being used, and, to the Knowledge of LGE or CP, are in compliance with all applicable Laws, except for such matters which in the aggregate would not have a Material Adverse Effect on CP. SCHEDULE 3.12(B) also sets forth a true, correct and complete list of all notices issued pursuant to the Quarry Agreement or pursuant to such leases within the six months prior to the date hereof by CP regarding the Quarry Agreement or such leases. Except as set forth in
    SCHEDULE 3.12(B), such notices were timely made and in accordance with the Quarry Agreement or the applicable lease agreement, as the case may be.

        (c) PERSONAL PROPERTY. CP has good, valid, marketable, legal and beneficial title to all of its owned assets, free and clear of all Liens, other than Permitted Liens. There are no outstanding options, warrants, commitments, agreements or any other rights of any character entitling any person or entity other than MDU or any of its subsidiaries to acquire any interest in all, or any part of, the assets of CP.

    3.13 ACCOUNTS AND NOTES RECEIVABLE. SCHEDULE 3.13 sets forth a list as of December 31, 1999 of all accounts and notes receivable of CP, together with:

    (i) an aging schedule setting forth all such accounts receivable (other than intercompany receivables);

    (ii) the identity of any asset in which CP holds a security interest to secure payment of the underlying indebtedness; and

   (iii) a description of the nature and amount of any liens on or security interest in such accounts and notes receivable.

    3.14  PAYABLES AND PROMISSORY NOTES.  Schedule 3.14 sets forth a list of

    (i) all accounts payable of as of December 31, 1999 together with an appropriate aging schedule;

    (ii) all long-term and short-term promissory notes, installment contracts, loan agreements and credit agreements to which CP is a party or to which any of its properties are subject; and

   (iii) all indentures, mortgages, security agreements, pledges, and any other agreements, pledges, and any other agreements of CP relating thereto or with respect to collateral securing the same.

    3.15 INSURANCE AND BONDS. SCHEDULE 3.15 sets forth a list of all insurance policies and bonds (except group health and life policies listed on SCHEDULE 3.21(A) and any title insurance policies), held by CP, including those covering its properties, buildings, equipment, fixtures, employees and operations. Such list specifies with respect to each such policy:

    (i) the insurer and agent,

    (ii) the amount of coverage,

   (iii) the dates of premiums or payments due thereunder, and

    (iv) the expiration date, as applicable.

    Each such policy identified is currently in full force and effect. All insurance premiums due according to the applicable payment schedules reflected in such policies have been timely paid. Except as set forth on SCHEDULE 3.15, to the Knowledge of LGE or CP, there are no facts or circumstances under which any claims for uninsured losses or damages are likely to be asserted against CP in an amount in excess of $50,000 nor are there any such claims pending against CP. The insurance policies currently maintained by CP provide coverage believed by LGE and CP to be adequate for its properties, assets, products and operations. CP has not requested cancellation of any material policy of insurance at any time during the previous two years. CP has not sought and been denied any insurance coverage during the two-year period prior to the Closing Date. All bonds issued to secure performance of or payment by CP under any Material Contract in progress or yet to be completed are in force and effect and are identified on SCHEDULE 3.15. Neither LGE nor CP has made any representations or undertaken any other act which would give rise to a viable claim that any such existing bond is invalid or unenforceable. To the Knowledge of LGE or CP, there are no facts or circumstances under which the validity or enforceability by CP of any such existing bond could be successfully challenged. The transactions contemplated by this Agreement will have no adverse effect on any such existing bond.

    3.16 BANK ACCOUNTS. SCHEDULE 3.16 sets forth a list of: (i) the name of each bank or other financial institution in which CP has an account or safe deposit box; (ii) the names of all persons authorized to draw thereon or to have access thereto; and (iii) the names of all persons other than the officers of CP who are authorized to incur liabilities on behalf of CP for borrowed funds.

    3.17 COMPLIANCE WITH LAWS. CP has complied with and is not in default under any Laws the violation of which could reasonably be expected to have a Material Adverse Effect on CP.

    3.18 LITIGATION. Except as set forth in SCHEDULE 3.18, there is no judicial or administrative claim, action, suit, proceeding or, to the Knowledge of LGE or CP, investigation pending or, to the Knowledge of LGE or CP, threatened, against or relating to either Stockholder or CP or the officers or directors of LGE or CP in their capacities as officers or directors, the business, properties or assets of CP or the transactions contemplated by this Agreement or the Related Agreements, including, but not limited to, actions or proceedings alleging any violation of any Environmental Law, before any federal, state or local court, arbitration tribunal or Governmental Authority, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on CP, or to materially adversely effect the transactions contemplated by this Agreement or the Related Agreements and to the Knowledge of LGE or CP there does not exist any valid basis for any such claim, action, suit, proceeding or investigation. There are no claims, actions, suits, proceedings or, to the Knowledge of LGE or CP, investigations pending or, to the Knowledge of LGE or CP, threatened, by or against either Stockholder or CP with respect to this Agreement or the Related Agreements, or in connection with the transactions contemplated hereby or thereby and to the Knowledge of LGE or CP there does not exist any valid basis for any such claim, action, suit, proceeding or investigation.

    3.19 PERMITS. SCHEDULE 3.19 hereto sets forth a true, correct and complete list of all material Permits of any federal, state or local regulatory or Governmental Authority relating to the business properties or assets of CP. The Permits constitute all material permits, licenses, franchises, orders, certificates and approvals which are required for the lawful operation of the business, properties and assets of CP. CP is in compliance in all material respects with all such Permits and owns or has owned or had valid Permits to use all properties, tangible or intangible, necessary for the conduct of its business and the operation of its properties and assets in the manner in which they are now conducted and operated.

    3.20 TAXES. Except as described in SCHEDULE 3.20, which SCHEDULE 3.20 also lists all jurisdictions in which Tax Reports are required to be filed by CP (or have been required since the inception of CP) and the types of Tax Reports required to be filed in each such jurisdiction:

        (a) CP has filed all material Tax Reports required to be filed prior to the Closing Date, and such Tax Reports are true and correct and completed in accordance with applicable law and no claim has been made by a taxing authority in any jurisdiction in which CP does not file Tax Reports that CP is or may be subject to taxation by that jurisdiction;

        (b) CP has (i) timely paid all Taxes due and payable as shown on the Tax Reports, (ii) timely paid all Taxes for which a notice of assessment or collection has been received (other than amounts properly accrued on the CP Financial Statements and described on SCHEDULE 3.20), (iii) accrued on the CP Financial Statements all Taxes attributable to periods covered by such statements that are not yet due and payable, and (iv) properly reserved, in accordance with GAAP, for all Taxes not yet due but which are expected to become due and payable in the future;

        (c) Neither the IRS nor any other taxing authority has asserted any claim for Taxes in writing, or to the Knowledge of CP or LGE, is threatening to assert any claims for Taxes;

        (d) No Tax deficiency notice or notice of assessment or collection has been received in writing by CP;

        (e) No audit or other examination of any Tax Report of CP is presently in progress, nor has CP been notified in writing of any request for such an audit or other examination;

        (f) No power of attorney to deal with Tax matters or waiver of any statute of limitations with respect to Taxes has been granted by CP;

        (g) The relevant statute of limitations for the assessment or proposal of a deficiency against CP for Taxes has expired for all years before 1996;

        (h) CP has not availed itself of any tax amnesty, tax holiday or similar relief in any jurisdiction;

        (i) CP has withheld or collected and paid over to the appropriate governmental authorities (or is properly holding for such payment) all Taxes required by law to be withheld or collected with respect to its operations, including withholdings on payments to CP for sales and use taxes or payments by CP to employees or independent contractors on account of federal, state, and foreign income Taxes, the Federal Insurance Contribution Act, and the Federal Unemployment Tax Act;

        (j) There are no liens for Taxes upon the assets of CP (other than Permitted Liens);

        (k) There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of CP that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162 of the Code;

        (l) CP has not filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by CP;

        (m) CP is not and has not been a member of an affiliated group of corporations filing a consolidated federal income tax return (or a group of corporations filing a consolidated, combined or unitary income tax return under comparable provisions of state, local or foreign tax law);

        (n) CP has no obligation under any agreement or arrangement with any other person or entity with respect to Taxes of such other person or (including pursuant to Treas. Reg. Section1.1502-6 or comparable provisions of state, local or foreign tax law) and including any liability for Taxes of any predecessor entity;

        (o) CP has made available to MDU true copies of all Tax Reports that CP has filed since December 31, 1993 and true copies of all correspondence and other written submissions to or communications with any Tax authorities;

        (p) None of the assets of CP is "tax-exempt use property" within the meaning of Section 168(h) of the Code;

        (q) CP has not agreed to make, nor is it required to make, any adjustment under Section 481 of the Code by reason of a change in accounting method or otherwise;

        (r) CP is not and has not been a member of a limited liability company or a party to any joint venture, partnership, or other arrangement or contract that is or could be treated as a partnership for federal income tax purposes;

        (s) CP has not indemnified any person against Taxes in connection with any arrangement for the leasing of real or personal property, except for indemnity with respect to acts of CP; and

        (t) Neither Stockholder nor any of LGE's shareholders is a "foreign person" within the meaning of Section 1445 of the Code.

    3.21  EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS.

        (a) Set forth on SCHEDULE 3.21(A) is a list of each employee benefit plan (within the meaning of Section 3(3) of ERISA), written or oral employment or consulting agreement, severance pay plan or agreement, employee relations policy (or practice, agreement or arrangement), agreements with respect to leased or temporary employees, vacation plan or arrangement, sick pay plan, stock purchase plan, stock option plan, fringe benefit plan, incentive plan, bonus plan, cafeteria or flexible spending account plan and any deferred compensation agreement (or plan, program, or arrangement) covering any present or former employee of CP and which is, or at any time during the six year period preceding the Closing Date was, sponsored or maintained by (or to which contributions are, were, or at any time during the six year period preceding the Closing Date were required to have been, made by) either (1) CP or (2) any other organization which is a member of a controlled group of organizations (within the meaning of Code Sections 414(b), (c), (m) or (o)) of which CP is a member (the "Controlled Group"). Each and every such plan, program, policy, practice, arrangement and agreement included on the list set forth under SCHEDULE 3.21(A) is hereinafter referred to as an "Employee Benefit Plan".

        (b) With respect to each Employee Benefit Plan that is not a multi-employer plan as defined under 3(37) or Section 4001(a)(3) of ERISA, there has been delivered to MDU, (i) current, accurate and complete copies of each such Employee Benefit Plan (including all trust agreements, insurance or annuity contracts, summary plan descriptions, general notices to employees or beneficiaries and any other material documents or instruments relating thereto); (ii) the most recent audited financial statement with respect to each such Employee Benefit Plan that is required to have an audited financial statement; (iii) copies of the most recent determination letters with respect to any such Employee Benefit Plan which is an employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) intended to qualify under the Code; and (iv) copies of the three most recent actuarial reports with respect to each such Employee Benefit Plan that is required to have an actuarial report; and
    (v) copies of the three most recent annual reports (Forms 5500) with respect to each LGE Employee Benefit Plan in which any CP employee participates and which is required to file an annual report.

        (c) With respect to each Employee Benefit Plan that is not a multi-employer plan as defined under 3(37) or Section 4001(a)(3) of ERISA:

    (i) each such Employee Benefit Plan which is an employee pension benefit plan (as such term is defined in ERISA Section 3(2)) intended to qualify under the Code so qualifies and has received a favorable determination letter as to its qualification under the Code, and no event has occurred that will or could be expected to give rise to disqualification or loss of tax-exempt status of any such plan or related trust;

    (ii) Each Stockholder, CP and each member of the Controlled Group has complied with all provisions of ERISA, the Code and other applicable law, and no act or omission by any Stockholder, CP, each member of the Controlled Group, or any fiduciary of any Employee Benefit Plan, has occurred that will or could be expected to give rise to liability to CP for a breach of fiduciary responsibilities under ERISA or to any fines or penalties under ERISA Section 502(l);

   (iii) no Employee Benefit Plan provides for any post-retirement life, medical, dental or other welfare benefits (whether or not insured) for any current or former employee of CP except as required under Code
         Section 4980B, Part 6 of Title I of ERISA or applicable state or local Law or as set forth in SCHEDULE 3.21(C);

    (iv) all contributions, insurance and annuity premiums and salary deferrals elected by an employee or required to have been made by CP, any Stockholder or any member of the Controlled Group under law or under the terms of any contract, agreement or Employee Benefit Plan for all complete and partial periods up to and including the Closing Date have been made or will be made to the appropriate plan on or before such date;

    (v) the transactions contemplated by this Agreement will not be the direct or indirect cause of any amount paid or payable from such Employee Benefit Plan being classified as an excess parachute payment under Code
        Section 280G;

    (vi) there are no matters pending before the IRS, the United States Department of Labor or the PBGC;

   (vii) there have been no claims or notice of claims filed under any fiduciary liability insurance policy covering any Employee Benefit Plan; and

  (viii) each and every such Employee Benefit Plan which is a group health plan (as such term is defined under the Code or ERISA Section 607(1)) complies, and in each and every case has complied in all material respects with the applicable requirements of Code Section 4980B,
         Part 6 of Title I of ERISA, the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, and all other applicable federal, state or local Laws or ordinances requiring the provision or continuance of health or medical benefits.

        (d) With respect to any Employee Benefit Plan that is an employee benefit plan within the meaning of Section 3(3) of ERISA, stock purchase plan, stock option plan, fringe benefit plan, bonus plan or any deferred compensation agreement, plan or program (whether or not any such plan, program or agreement is currently in effect):

    (i) there are no actions, suits or claims (other than routine claims for benefits in the ordinary course) pending or, to the Knowledge of LGE or CP, threatened, and neither LGE nor CP has any Knowledge of any facts which could give rise to any such actions, suits or claims (other than routine claims for benefits in the ordinary course), which could subject CP to any liability;

    (ii) neither Stockholder, nor CP, nor any member of the Controlled Group or any other person has engaged in a prohibited transaction, as such term is defined in Code Section 4975 or ERISA Section 406, which would subject CP to any taxes, penalties or other liabilities resulting from prohibited transactions under Code Section 4975 or under ERISA Sections 409 or 502(i);

   (iii) no event has occurred and no condition exists that could subject CP to any tax or penalty under Code Sections 511, 4971, 4972, 4976, 4977, 4978, 4979, 4979A, 4980B, or 5000, or to a fine under ERISA
         Section 502(c);

    (iv) CP is not subject to (1) any liability, lien or other encumbrance under any agreement imposing secondary liability on CP as a seller of the assets of a business in accordance with Section 4204 of ERISA or under any other provision of Title IV of ERISA or Code Section 412,
         (2) contingent liability under Title IV of ERISA to the PBGC or to any plan, participant, or other person or (3) a lien or other encumbrance under Section 4068 of ERISA; and

    (v) CP is not subject to any liability pursuant to Section 4069 of ERISA.

        (e) (i) CP is not subject to any legal, contractual, equitable, or other obligation to (1) establish as of any date any employee benefit plan of any nature, including, without limitation, any pension, profit sharing, welfare, post-retirement welfare, stock option, stock or cash award, non-qualified deferred compensation or executive compensation plan, policy or practice or
    (2) continue any employee benefit plan of any nature, including, without limitation any Employee Benefit Plan that is not a multi-employer plan as defined under 3(37) or Section 4001(a)(3) of ERISA or any other pension, profit sharing, welfare, or post-retirement welfare plan, or any stock option, stock or cash award, non-qualified deferred compensation or executive compensation plan, policy or practice (or to continue their participation in any such benefit plan, policy or practice) on or after the Closing Date except in connection with any collective bargaining agreement;

    (ii) CP and each member of the Controlled Group may, in any manner, subject to the limitations imposed by applicable law or restrictions imposed under any collective bargaining agreement or by the collective bargaining process, and without the consent of any employee, beneficiary or other person, prospectively terminate, modify or amend any such Employee Benefit Plan or any other plan, program or practice (or its participation in such Employee Benefit Plan that is not a multi-employer plan as defined under 3(37) or Section 4001(a)(3) of ERISA or any other plan, program or practice) effective as of any date on or after the Closing Date; and

   (iii) no representations or communications by LGE or CP (directly or indirectly, orally, in writing or otherwise) with respect to participation, eligibility for benefits, vesting, benefit accrual coverage or other material terms of any Employee Benefit Plan have been made prior to the Closing to any employee, beneficiary or other person other than those which are in accordance with the terms and provisions of each such Employee Benefit Plan as in effect immediately prior to the Closing.

        (f) With respect to each pension plan that is a multi-employer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) in which CP or any member of the Controlled Group participates or has participated: (i) no such company has withdrawn, partially withdrawn, or received any notice of any claim or demand for withdrawal liability or partial withdrawal liability, (ii) no such company has received any notice that any such plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, or that any such plan is or may become insolvent, (iii) no such company has failed to make any required contributions, (iv) to the Knowledge of LGE or CP, no such multi-employer plan is a party to any pending merger or asset or liability transfer, (v) to the Knowledge of LGE or CP, there are no proceedings of the PBGC against or affecting any such multi-employer plan,
    (vi) no such company has (or will have as a result of the transactions contemplated hereby) any withdrawal liability by reason of a sale of assets pursuant to Section 4204 of ERISA; and (vii) SCHEDULE 3.21(F) includes for each such multi-employer plan, as of its last valuation date, an estimate of the amount of potential withdrawal liability of each such company, calculated according to the information made available pursuant to ERISA
    Section 4221(e), and identifies the specific obligor, and nothing has occurred or is expected to occur that would materially increase the amount of the total potential withdrawal liability of a specified obligor for any such plan over the amount shown in SCHEDULE 3.21(F), in each case, to the extent such information is available on the date hereof.

        (g) With respect to each and every Employee Benefit Plan that is not a multi-employer plan as defined under 3(37) or Section 4001(a)(3) of ERISA subject to Title IV of ERISA other than a multiemployer pension plan:
    (i) no such Employee Benefit Plan or related trust has been terminated or partially terminated; (ii) no liability to the PBGC has been or is expected to be incurred with respect to such a Employee Benefit Plan; (iii) the PBGC has not instituted and is not expected to institute any proceedings to terminate such a Employee Benefit Plan; (iv) there has been no reportable event (within the meaning of Section 4043 of ERISA); (v) there exists no condition or set of circumstances that presents a material risk of the termination of such a Employee Benefit Plan by the PBGC; (vi) no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to such a Employee Benefit Plan; and (vii) the current value of all vested accrued benefits under each such Employee Benefit Plan did not as of the last day of the most recently ended fiscal year of such Employee Benefit Plan, and will not as of the Closing, exceed the current value of the assets of each such Employee Benefit Plan allocable to such vested accrued benefits.

    3.22 CERTAIN EMPLOYEES AND SALARIES. SCHEDULE 3.22 sets forth a list of the names and salary rates of all present officers and executive employees of CP whose current regular annual salary rate is $100,000 or more, together with any bonuses paid or payable to each such officer or executive employee of CP for the preceding or current fiscal year, and, to the extent existing on the Closing Date, all arrangements with respect to any bonuses or other payments to be paid to such officers and executive employees by CP from and after the Closing Date. SCHEDULE 3.22 also identifies the company cars, club memberships and other like benefits, if any, paid or payable by CP on behalf of such officers and executive employees.

    3.23 MATERIAL CONTRACTS. SCHEDULE 3.23 lists all contracts and arrangements, written, electronic, oral or otherwise, of the following types ("Material Contracts") to which CP is a party or by which it is bound, or to which any of its assets or properties is subject:

        (a) any contract or arrangement of any kind with either Stockholder or with any employee, officer or director of CP or LGE or any of their affiliates;

        (b) any contract or arrangement with a sales representative, dealer, broker, marketing, sales agency, advertising agency or other person engaged in sales, distributing, marketing, servicing or promotional activities, or any contract to act as one of the foregoing on behalf of any person;

        (c) any contract or arrangement of any nature which involves the payment or receipt of cash or other property, an unperformed commitment, or goods or services, having a value in excess of $50,000;

        (d) any contract or arrangement pursuant to which CP has made or will make loans or advances, or has or will have incurred debts or become a guarantor or surety or pledged its credit on or otherwise become responsible with respect to any undertaking of another (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business consistent with past practice);

        (e) any indenture, credit agreement, loan agreement, note, mortgage, security agreement, lease of real property (to the extent not addressed in SECTION 3.12) or personal property or agreement or arrangement for financing;

        (f) any contract or arrangement involving a partnership, joint venture or other cooperative undertaking;

        (g) any contract or arrangement involving any restrictions with respect to the geographical area of operations or scope or type of business of CP;

        (h) any power of attorney or agency agreement or arrangement with any person pursuant to which such person is granted the authority to act for or on behalf of CP, or CP is granted the authority to act for or on behalf of any person;

        (i) any real property leases or licenses, or similar arrangements, to which CP is a party, whether as lessor, lessee, licensor or licensee, which relate to the business of CP;

        (j) any contract or arrangements, other than this Agreement and the Related Agreements, not made in the ordinary course of business consistent with past practice which is to be performed at or after the date of this Agreement;

        (k) any contract or arrangement providing for guaranteed maximum prices, guaranteed completion time, guaranteed general conditions, a lump sum price or surety bond contract; and

        (l) any contract or arrangement not specified above that is material to the business, properties, prospects or assets of CP.

There has been delivered to MDU, true, correct and complete copies of each document listed on SCHEDULE 3.23 and a written description of each oral arrangement so listed. There has been delivered to MDU accurate copies of each form which has been used in the business of CP and is in effect with respect to any third party on the Closing Date.

    Except as set forth on SCHEDULE 3.23 hereto, each Material Contract is valid and in full force and effect and constitutes the legal, valid and binding obligation of CP and the other parties thereto, enforceable against CP and the other parties thereto in accordance with their respective terms, and there are no existing material violations or defaults by CP (including, but not limited to, the subcontracting or delegation by CP of duties to third parties) or, to the Knowledge of LGE or CP, by any other party thereto and, to the Knowledge of LGE or CP, no event, act or omission has occurred which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a material violation or default thereunder. No other party to any such contract has in writing or, to the Knowledge of LGE or CP, otherwise asserted the right, and, to the Knowledge of LGE or CP, no basis exists for the assertion of any enforceable right, to renegotiate, or cancel or terminate prior to the full term thereof, any of the terms or conditions of any such contract, nor do LGE or CP have any Knowledge that any party to any such contract intends to not renew any such contract upon termination of its current term. Except as set forth on SCHEDULE 3.11 hereto, no consent of any party to such contracts is required for the execution, delivery or performance of this Agreement or the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

    3.24 INTELLECTUAL PROPERTY. SCHEDULE 3.24 hereto sets forth a true, correct and complete list of all Intellectual Property. Except as disclosed on
SCHEDULE 3.24 hereto:

        (a) all of the Intellectual Property owned by CP is owned free and clear of all Liens and is not subject to any license, royalty or other agreement;

        (b) none of the Intellectual Property owned by CP has been or is the subject of any pending litigation or claim of infringement and, to the Knowledge of LGE or CP, none of the Intellectual Property has been or is the subject of any pending or threatened litigation or claim of infringement;

        (c) no license or royalty agreement to which CP is a party is in breach or default by any party thereto or the subject of any notice of termination given or, to the Knowledge of LGE or CP, threatened;

        (d) CP has not received any written or, to the Knowledge of LGE or CP, other notice contesting its right to use any Intellectual Property and, to the Knowledge of LGE and CP, the properties and assets of CP do not infringe any confidential or proprietary rights of any other person or entity,

        (e) CP has not granted any license or agreed to pay or receive any royalty in respect of any Intellectual Property; and

        (f) CP owns or possesses adequate rights in and to all Intellectual Property necessary to conduct its business.

        (g) CP has taken all actions, including any filings, necessary to perfect its interests and rights in and to the Intellectual Property, except for such actions the failure to take which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect CP.

    3.25 LABOR MATTERS. CP has conducted, and currently is conducting its business in full compliance with all applicable federal and state laws relating to employment and employment practices, terms and conditions of employment, wages and hours, and nondiscrimination in employment, except for violations which in the aggregate could not reasonably be expected to have a Material Adverse Effect on CP. Except as set forth on SCHEDULE 3.25, the relationships of CP with its employees are good and there is, and during the past five years there has been, no labor strike, dispute, slow-down, work stoppage or other labor difficulty actually pending or threatened against or involving CP. Except as set forth on SCHEDULE 3.25, to the Knowledge of LGE or CP, there are no facts or circumstances that could give rise to a claim for wrongful termination or discrimination on any basis. Except as set forth on SCHEDULE 3.25, none of the employees of CP is covered by any collective bargaining agreement, no collective bargaining agreement is currently being negotiated and, to the Knowledge of LGE or CP, no attempt is currently being made or during the past three years has been made to organize any employees of CP to form or enter a labor union or similar organization. LGE has have delivered to MDU a true and complete copy of each collective bargaining agreement to which CP is a party or by which CP is bound.

    3.26  CUSTOMERS AND SUPPLIERS

        (a) SCHEDULE 3.26 sets forth a list of the Major Customers in terms of revenue during each of the years ended March 31, 1998 and 1999 showing the approximate total revenue received in each such period from each such Major Customer.

        (b) Except as set forth on SCHEDULE 3.26, no customer represented in excess of 5% of the total revenue of CP during the year ended March 31, 1999. Except to the extent set forth in SCHEDULE 3.26, since March 31, 1999, there has not been any adverse change in the business relationship, and there has been no dispute involving more than $100,000 individually or in the aggregate, between CP and any Major Customer, and neither LGE nor CP has any Knowledge of any indications that any Major Customer intends to adversely change its servicing arrangements with CP.

    3.27  ENVIRONMENTAL MATTERS.  Except as set forth in SCHEDULE 3.27:

        (a) CP is currently in compliance with all applicable Environmental Laws, has cured any past violations or alleged violations of Environmental Laws to the satisfaction of Governmental Authorities, is not currently in receipt of any notice of violation, is not currently in receipt of any notice of any potential liability for cleanup of Hazardous Materials and is not now subject to any investigation or information request by a Governmental Authority concerning Hazardous Materials or any Environmental Laws. CP holds and is in compliance with all governmental permits, licenses, and authorizations necessary to operate those aspects of its business that relate to siting, zoning, wetlands, coastal zone management, threatened or endangered species, air emissions, discharges to surface or ground water, discharges to any sewer or septic system, noise emissions, solid waste disposal or the generation, use, transportation or other management of Hazardous Materials. CP has never generated, manufactured, refined, recycled, discharged, emitted, released, buried, processed, produced, reclaimed, stored, treated, transported, or disposed of any Hazardous Materials except in compliance with all applicable Laws, including applicable Permit requirements;

        (b) No assets of CP are subject to any Lien in favor of any person as a result of any Hazardous Material or response thereto;

        (c) To the actual knowledge of LGE or CP, all facilities where any person has treated, stored, disposed of, reclaimed, or recycled any Hazardous Material on behalf of CP are in compliance with Environmental Laws.

    3.28 NECESSARY PROPERTY. The assets of CP include all of the tangible and intangible assets (including goodwill) which are required for the operation by CP of its business as now conducted.

    3.29 MINUTE BOOKS AND CHARTER DOCUMENTS. All corporate records and books (including stock transfer ledgers) of CP have been made available to MDU for its review.

    3.30 BROKER'S FEES. Other than any fees or commission payable to KPMG LLP, which fees or commission shall be the responsibility solely of LGE, no agent, broker or other person is or may be entitled to a commission or finder's fee in connection with the transactions contemplated by this Agreement, or is or may be entitled to make any claim against either Stockholder or CP or against MDU or any of its subsidiaries or affiliates as a result of any actions by either Stockholder or CP. LGE shall indemnify MDU and its subsidiaries against any claim for any such commission or finder's fee made by any agent, broker or other person as a result of any actions by either Stockholder or CP.

    3.31 INVESTMENT REPRESENTATION. LGE acknowledges that the issuance to each Stockholder by MDU of the shares of MDU Common Stock constituting the Consideration pursuant to this Agreement has not been registered under the 1933 Act or any state securities Law, and that such shares may not be sold or transferred other than pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from such registration, and further acknowledges that the certificates representing the Consideration will bear a restrictive legend to the foregoing effect. Each Stockholder is acquiring such shares of MDU Common Stock for investment purposes only, for its or his own account (and not for the account(s) of others) and not with a view to the distribution thereof. LGE confirms that each Stockholder (i) is familiar with the business of MDU and has had the opportunity to ask questions of appropriate executive officers of MDU (and has received responses thereto to his or its satisfaction) and to obtain such information about the business and financial condition of MDU as it or he has reasonably requested, and (ii) has such knowledge and experience in financial and business matters that it or he is capable of evaluating the merits and risks of an investment in MDU Common Stock. LGE represents that each Stockholder is an "accredited investor" as such term is defined in Regulation D under the 1933 Act.

    3.32 QUESTIONABLE PAYMENTS. Neither CP nor any executive, employee, shareholder, agent, or representative of CP (including each Stockholder) has made, directly or indirectly, any (a) bribes, kickbacks or illegal payments,
(b) payments that were falsely recorded on the books and records of CP, or
(c) payments to governmental officials for improper purposes.

    3.33 NO MISSTATEMENTS OR OMISSIONS. No representation or warranty made in this Agreement or on any Schedule hereto by either LGE or CP is false or misleading as to any material fact, or omits to state a material fact required to make any of the statements made herein or therein not misleading in any material respect. Notwithstanding the foregoing, except as set forth or contemplated in this Agreement, neither LGE nor CP makes any representation or warranty with respect to any projections, estimates or budgets previously delivered or made available to MDU or Acquisition Subsidiary or any of their affiliates concerning future revenues, expenses, expenditures, or results of operations.

    3.34 PROXY STATEMENT. None of the information to be supplied by either Stockholder or CP or any of their accountants, counsel or other authorized representatives for inclusion in the Proxy Statement will, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the MDU Stockholders' Meeting contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing Date any event with respect to either Stockholder or CP, or their officers and directors or any of the subsidiaries of LGE or CP shall occur which is or should be described in an amendment of, or a supplement to, the Proxy Statement, LGE will notify MDU in writing of such event.

    3.35 REGULATORY STATUS. Neither Stockholder nor CP is a "public utility" or a "holding company" or a "subsidiary company" for purposes of PUHCA.

    3.36 THOMAS EVERIST STOCKHOLDER'S AGREEMENT. The Thomas Everist Stockholder's Agreement has been duly and validly executed and delivered by Thomas Everist as of the date hereof and is enforceable against Thomas Everist in accordance with its terms.

                                   ARTICLE 4.
                     REPRESENTATIONS AND WARRANTIES OF MDU

    MDU represents and warrants to LGE as follows:

    4.01 ORGANIZATION; GOOD STANDING. Each of MDU and Acquisition Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power and authority and legal right to own, operate and lease its properties and assets and to carry on its business as now being conducted and to enter into this Agreement and perform its obligations hereunder, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business or the ownership of its property requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect on MDU.

    4.02 AUTHORITY. Each of MDU and Acquisition Subsidiary has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, and, subject to the MDU Stockholder Approval, has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. MDU has the power and authority to deliver the Consideration, and, subject to the MDU Stockholder Approval, all necessary corporate action to authorize the delivery of the Consideration has been taken. The MDU Stockholder Approval constitutes the only vote of any class or series of MDU capital stock necessary to approve the issuance and delivery of the Consideration.

    4.03 DUE EXECUTION AND ENFORCEABILITY. This Agreement has been duly executed and delivered by each of MDU and Acquisition Subsidiary and constitutes a valid and binding obligation of each of MDU and Acquisition Subsidiary, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

    4.04 NO RESTRICTIONS AGAINST PERFORMANCE. Neither the execution, delivery, authorization or performance of this Agreement, nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien on any property or asset of MDU or Acquisition Subsidiary under (i) the respective Certificates of Incorporation or By-Laws of MDU or Acquisition Subsidiary; (ii) any federal, state or local Law, which is applicable to MDU or Acquisition Subsidiary; (iii) any material contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction to which MDU or Acquisition Subsidiary is a party or by which either of them is bound; or (iv) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization of any Governmental Authority by which MDU or Acquisition Subsidiary is bound, any of which, when taken as a whole, would have a Material Adverse Effect upon MDU.

    4.05  CAPITAL STOCK OF MDU.  The authorized capital stock of MDU consists of
(i) 150,000,000 shares of MDU Common Stock, (ii) 500,000 shares of MDU Preferred Stock, (iii) 1,000,000 shares of MDU Preferred Stock A, and (iv) 500,000 shares of MDU Preference Stock. The issued and outstanding shares of each class or series of capital stock of MDU as of January 1, 2000, are set forth on
SCHEDULE 4.05 hereto. All of the issued and outstanding shares of MDU Common Stock are, and all of the shares of MDU Common Stock, when issued in accordance with the terms of this Agreement are or will be, duly and validly authorized and issued and outstanding, fully paid and nonassessable. None of the outstanding shares of MDU Common Stock to be issued pursuant to this Agreement will be issued in violation of any preemptive rights of the current or past holders of MDU Common Stock.

    Except as disclosed on SCHEDULE 4.05 hereto, as of the date of this Agreement, there are no shares of capital stock or other equity securities of MDU outstanding and no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of MDU, other than as contemplated by this Agreement

    4.06 SEC FILINGS; FINANCIAL STATEMENTS OF MDU. MDU has timely filed and made available to the Stockholders all SEC Documents required to be filed by MDU since December 31, 1996 (the "MDU SEC Reports"). Since the date of the most recent MDU SEC Report, MDU has not experienced an event that reasonably could be expected to have a Material Adverse Effect on MDU. The MDU SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Laws and other applicable laws, and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated in such MDU SEC Reports, or necessary in order to make the statements in such MDU SEC Reports in light of the circumstances under which they were made, not misleading.

    Each of the MDU financial statements (including, in each case, any related notes) contained in the MDU SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP (except to the extent required by changes in GAAP, as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by Form 10-Q under the 1934 Act, as amended), and fairly presented in all material respects the consolidated financial positions of MDU and its subsidiaries as at the respective dates and the consolidated results of operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

    4.07 PROXY STATEMENT. None of the information to be supplied by MDU or Acquisition Subsidiary or any of their accountants, counsel or other authorized representatives for inclusion in the Proxy Statement will, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the MDU Stockholders' Meeting contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, it being understood and agreed that no representation or warranty is made by MDU with respect to any information supplied by either Stockholder or CP or their accountants, counsel or other authorized representatives. If at any time prior to the Closing Date any event with respect to MDU or Acquisition Subsidiary, or their officers and directors or any of its subsidiaries shall occur which is or should be described in an amendment of, or a supplement to, the Proxy Statement, such event shall be so described and the presentation in such amendment or supplement of such information will not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading in any material respect or omits to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the 1934 Act and the rules and regulations promulgated thereunder.

    4.08 VALUATION REPORT. MDU has received the written report of Rohrer & Associates, Inc., consultant to KRC, which report sets forth a current business value for CP, and such report has not been withdrawn as of the date hereof. MDU has delivered a copy of such report to LGE.

    4.09 THIRD-PARTY AND GOVERNMENTAL CONSENTS. Except for the filing of the agreement of merger and an officers' certificate of each constituent corporation, together with any other documents required by law to effectuate the Merger, with the Secretary of State of the State of California and the California Franchise Tax Board, as contemplated under Section 2.01, and except for the MDU Stockholder Approval, and except for filings required under the HSR Act with respect to (i) the acquisition by LGE of the shares of MDU Common Stock constituting its portion of the Consideration, and (ii) the Merger, and except for the authorization for listing of MDU Common Stock constituting the Consideration on the NYSE and the PE, and except as set forth on SCHEDULE 4.09 hereto, and other than the delivery by MDU of notice to the Federal Energy Regulatory Commission not later than 30 days after the date hereof of the issuance of shares of MDU Common Stock constituting the Consideration, no approval, consent, waiver, order or authorization of, or registration, qualification, declaration, or filings with, or notice to, any Governmental Authority or other third party is required on the part of MDU or Acquisition Subsidiary in connection with the execution of this Agreement, the Related Agreements, or the consummation of the transactions contemplated hereby or thereby, including, but not limited to, the Merger.

    4.10 LITIGATION. There are no claims, actions, suits, proceedings or, to the Knowledge of MDU, investigations pending or, to the Knowledge of MDU, threatened, by or against MDU with respect to this Agreement or the Related Agreements, or in connection with the transactions contemplated hereby or thereby and, to the Knowledge of MDU, there does not exists any valid basis for any such claim, action, suit, proceeding or investigation.

    4.11 BROKER'S FEES. No agent, broker or other person is or may be entitled to a commission or finder's fee in connection with the transactions contemplated by this Agreement, or is or may be entitled to make any claim against either Stockholder or CP or against MDU or any of its subsidiaries or affiliates as a result of any actions by MDU. MDU shall indemnify Stockholders against any claim for any such commission or finder's fee made by any agent, broker or other person as a result of any actions by MDU.

    4.12  ACQUISITION SUBSIDIARY.

        (a) Acquisition Subsidiary was organized for the purpose of effectuating the Merger and at no time has engaged in the conduct of any business.

        (b) The assets of Acquisition Subsidiary consist solely of a nominal amount of cash. Acquisition Subsidiary has no liabilities.

    4.13 PREFERENCE SHARE PURCHASE RIGHTS. The preference share purchase rights (the "Rights") described in the agreement dated as of November 12, 1998 between MDU Resources Group, Inc., and Norwest Bank Minnesota, N.A., as Rights Agent ("Rights Agreement"), are not currently represented by separate Rights certificates and are not currently exercisable or separately tradable. Further, at the Effective Time, no event will have occurred that would result in a "Distribution Date" being established under the Rights Agreement or require the issuance of separate certificates for the Rights.

                                   ARTICLE 5.
                               CERTAIN COVENANTS

    5.01 CONDUCT OF CP'S BUSINESS PENDING CLOSING. From the date hereof until the Closing, except as otherwise expressly permitted or contemplated by this Agreement or specifically disclosed in the Schedules hereto, and except as otherwise expressly consented to or approved by MDU in writing:

        (a) REGULAR COURSE OF BUSINESS. CP shall, and LGE shall cause CP to, carry on its business in the ordinary course of business consistent with past practice, including without limitation, the performance by CP of its obligations under Material Contracts.

        (b) AMENDMENTS. CP shall not, and LGE shall cause CP not to, change, amend or propose any changes or amendments to its Certificate of Incorporation or By-Laws.

        (c)  CAPITAL CHANGES; DIVIDENDS; REDEMPTIONS.  Except as provided in
    SCHEDULE 5.01(C), CP shall not, and LGE shall cause CP not to, issue or sell any shares of its capital stock or other securities; acquire directly or indirectly, by redemption or otherwise, any such capital stock; reclassify or split-up any such capital stock; declare or pay any dividends thereon in cash, securities or other property or make any other distribution with respect thereto; grant or enter into any options, warrants, calls or commitments of any kind with respect thereto; or amend any material term of any outstanding securities.

        (d) SUBSIDIARIES. CP shall not, and LGE shall cause CP not to, organize any new subsidiary, acquire any capital stock or other equity securities of any other corporation or acquire any entity or ownership interest in any business.

        (e) ORGANIZATION. CP shall use its reasonable best efforts to, and LGE shall use its reasonable best efforts to cause CP to, preserve its corporate existence and business organization substantially intact, including its present relationships with material customers, suppliers and other third parties and keep available the services of its present officers and employees.

        (f) CERTAIN CHANGES. Except as expressly provided for elsewhere in this Agreement, CP shall not, and LGE shall cause CP not to:

           (i) Borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent), except obligations and liabilities incurred in the ordinary course of business consistent with past practice;

           (ii) Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice;

           (iii) Prepay any obligation having a fixed maturity of more than 90 days from the date such obligation was issued or incurred;

           (iv) Permit or allow any of its property or assets (personal or mixed, tangible or intangible) to be subjected to any pledge, lien or encumbrance in an amount exceeding $50,000 in the aggregate, other than inchoate liens incurred in the ordinary course of business consistent with past practice;

           (v) Cancel any debts or waive any claims or rights of substantial value or sell, transfer, or otherwise dispose of any of its properties or assets, except in the ordinary course of business consistent with past practice;

           (vi) Except as required by contractual commitments set forth on
       SCHEDULE 5.01(F)(VI), (A) increase the compensation payable or to become payable to its officers or employees (except for increases in the ordinary course of business consistent with past practice in salaries or wages of officers or employees of CP), (B) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, (C) increase the benefits payable under any existing severance or termination pay policies or employment or other agreements or (D) take any affirmative action to accelerate the vesting of any stock based compensation;

           (vii) Make any single capital expenditure or commitment in excess of $50,000 for additions to its property, plant or equipment or make aggregate capital expenditures and commitments in excess of $100,000 for additions to its property, plant or equipment;

           (viii)Pay, loan or advance any amount to, or sell, transfer or lease its properties or assets to, or enter into any agreement or arrangement with or for the benefit of, any of its officers, directors or shareholders or any affiliate or associate of any of its officers, directors or shareholders, except for directors' fees and compensation to officers and employees at rates not exceeding the rates of compensation paid during the fiscal year ended March 31, 1999 and except as otherwise permitted in clause (vi) above;

           (ix) Take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business consistent with past practice or except as required by changes in GAAP;

           (x) Settle or compromise any claim or lawsuit or institute any action or proceeding involving CP or any of its properties or assets in excess of $50,000; or

           (xi) Agree, whether in writing or otherwise, to do any of the foregoing.

        (g) CONTRACTS. CP shall not, and LGE shall cause CP not to, terminate, cancel, waive any rights under or request any material change in, or agree to any change in, any Material Contract or, except in the ordinary course of business consistent with past practice, or enter into any contract or arrangement of the type that would constitute a Material Contract.

        (h) INSURANCE; PROPERTY. CP shall use its reasonable best efforts to, and LGE shall use its reasonable best efforts to cause CP to, continue to insure, at individual and aggregate limits and scope of coverage not less than those contained in CP's current insurance policies, its business and operations and all property, real, personal and mixed, owned or leased by CP, with financially responsible insurance companies against all ordinary and insurable risks consistent with past practice. All such property shall be used, operated, maintained and repaired in a customary manner. CP shall not, and LGE shall cause CP not to, terminate, cancel, waive any rights under or request any material change in, or agree to any material change in, any material insurance policy.

        (i) TAXES. CP shall not, and LGE shall cause CP not to, make any material election relating to Taxes or take any position on any Tax Report filed on or after the date of this Agreement or adopt any method therefor that is inconsistent with elections made, positions taken or methods used in preparing or filing similar Tax Reports in prior periods. For the period from the date of this Agreement to the Closing Date, CP shall, and LGE shall cause CP to, timely file all material tax returns and other material reports required to be filed by it and duly and timely pay in all material respects all Taxes for such period.

        (j) COLLECTION OF ACCOUNTS RECEIVABLE. CP shall use its reasonable best efforts to, and LGE shall use its reasonable best efforts to cause CP to, collect its accounts receivable outstanding as of December 31, 1999 in the ordinary course of business, consistent with past practice.

        (k) REPRESENTATIONS AND WARRANTIES. Neither CP nor any Stockholder shall intentionally take any action that, individually or in the aggregate would reasonably be expected to result in a material breach of any provision of this Agreement or to make any representation and warranty of CP or LGE hereunder untrue in any material respect at or as of any time prior to the Closing, as though such representation or warranty were made at and as of such time.

        (l) AGREEMENTS. CP shall not, and LGE shall cause CP not to, agree or commit to do anything that would be prohibited under this SECTION 5.01.

        (m) TERMINATION OF 401(K) PLAN. The Board of Directors of CP shall adopt resolutions terminating the participation of CP in the L.G. Everist, Incorporated and Subsidiaries 401(k) Plan effective as of the Closing Date.

    5.02 FULL ACCESS. CP shall, and LGE shall cause CP to, until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to
SECTION 8.01 hereof, afford to MDU, its counsel, accountants and other representatives and advisors full access to the operations, offices, properties, books and records of CP. CP shall, and LGE shall cause CP to, permit two MDU designees to attend senior management and board meetings of CP. MDU shall have the right to review any and all work papers of CP's accountants, and shall have full opportunity to make such investigations as it shall desire to make of the affairs of CP; PROVIDED, however, that any such investigation shall occur upon reasonable notice and during normal business hours and shall be conducted in a manner as not to interfere unreasonably with operation of CP's business; LGE and CP shall cause the officers and accountants of CP to furnish such additional financial, operating and other information as MDU shall from time to time reasonably request.

    5.03 OBTAINING CONSENTS. Each of LGE and CP shall use commercially reasonable efforts to obtain, prior to the Closing, all consents, approvals and authorizations required to be obtained by either LGE or CP necessary to the consummation of the transactions contemplated by this Agreement or the Related Agreements and will deliver to MDU copies of each such consent, approval and authorization promptly after it is obtained.

    5.04 COVENANT TO SATISFY CONDITIONS. (a) Each of LGE and CP shall use its commercially reasonable efforts to insure that the conditions set forth in SECTIONS 6.01 AND 6.03 of this Agreement are satisfied.

    (b) MDU shall use its commercially reasonable efforts to insure that the conditions set forth in SECTIONS 6.01 AND 6.02 of this Agreement are satisfied.

    5.05 MDU STOCKHOLDERS' MEETING. MDU shall, promptly after the date of this Agreement, take all action necessary in accordance with the Delaware General Corporation Law and its Restated Certificate of Incorporation and By-Laws to convene a meeting of MDU's stockholders to act on the Agreement and the Merger and the transactions contemplated thereby (the "MDU Stockholders' Meeting"), and MDU shall consult with LGE in connection therewith. MDU shall use its reasonable best efforts to solicit from shareholders of MDU proxies in favor of the approval and adoption of the Agreement and the Merger and the transactions contemplated thereby and to secure the vote or consent of stockholders to approve this Agreement and the Merger and the transactions contemplated thereby unless otherwise required by the applicable fiduciary duties of the directors of MDU, as determined by such directors in good faith after consultation with independent legal counsel (which may include MDU's regularly engaged legal counsel).

    5.06 LGE STOCKHOLDERS' MEETING. LGE shall, promptly after the date of this Agreement, take all action necessary in accordance with the General Corporation Law of the State of Iowa and its Restated Articles of Incorporation and By-Laws to convene a meeting of LGE's stockholders to act on the Agreement and the Merger (the "LGE Stockholders' Meeting"), and LGE shall consult with the MDU in connection therewith. LGE shall use its reasonable best efforts to secure the vote or consent of stockholders to approve this Agreement and the Merger unless otherwise required by the applicable fiduciary duties of the directors of LGE, as determined by such directors in good faith after consultation with independent legal counsel (which may include LGE's regularly engaged legal counsel).

    5.07 PROXY STATEMENT. As promptly as practicable after the execution of this Agreement, MDU shall prepare and file with the SEC a proxy statement and form of proxy, in connection with the vote of MDU's stockholders with respect to this Agreement and the Merger (such proxy statement, together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to MDU's stockholders, being the "Proxy Statement"). Each of MDU, on the one hand, and each Stockholder and CP, on the other hand, shall furnish all information concerning it and the holders of its capital stock, if any, as the other may reasonably request in connection with such actions. As promptly as practicable MDU shall mail the Proxy Statement to its stockholders. The Proxy Statement shall include the recommendation of MDU's Board of Directors in favor of the approval of this Agreement and the Merger unless otherwise required by the applicable fiduciary duties of the Board of Directors of MDU, as determined by such directors in good faith after consultation with legal counsel.

    5.08 UPDATED CP FINANCIAL STATEMENTS. CP shall, and LGE shall cause CP to, as soon as practicable after the date of execution of this Agreement, prepare the Updated CP Financial Statements, which shall be prepared in accordance with GAAP and shall contain all of the information required to be contained in financial statements furnished pursuant to paragraph (b)(3)(ii) of Item 14 of Rule 14A-101 under the 1934 Act and shall comply as to form with the applicable requirements under Rule 14A-101 under the 1934 Act. CP shall, and LGE shall cause CP to, deliver copies of the Updated CP Financial Statements to MDU as soon as practicable after the preparation thereof and, in any case, before the Closing Date.

    5.09 HSR FILING. To the extent required by law, the respective ultimate parent entities of MDU and LGE shall file Notification and Report Forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice. The parties shall cooperate and consult with each other with respect to the preparation of the Notification and Report Forms and any other submissions, including, but not limited to, responses to written or oral comments or requests for additional information or documenting material by the Federal Trade Commission or the Antitrust Division of the Department of Justice, required to be made pursuant to the HSR Act in connection with the transactions contemplated hereby. The filing fee associated with such filings shall be borne equally by MDU and LGE.

    5.10 CERTIFICATES. At the Closing, LGE and CP will furnish MDU with such certificates to evidence compliance with the covenants set forth in this
ARTICLE 5 as MDU may reasonably request.

    5.11 OTHER TRANSACTIONS. Neither Stockholder nor CP, or any of their representatives, agents, officers, employees, shareholders or boards of directors, shall enter into or continue any discussions or transactions concerning, or approve or recommend to the holders of any shares of capital stock of CP or LGE, any merger, consolidation, disposition of any significant portion of CP's business, properties or assets, acquisition or other business combination or like transaction or proposal therefor relating to CP (other than pursuant to this Agreement), or furnish or cause to be furnished any information concerning the business, properties or assets of CP to any party in connection with any transaction or proposed transaction involving the merger, consolidation or acquisition of CP or any substantial part of its business by or with any person other than MDU.

    5.12 INFORMATION AS TO VIOLATION OF REPRESENTATIONS AND WARRANTIES. LGE shall promptly inform and advise MDU of any fact or situation that, after reasonable inquiry, is or could be reasonably expected to result in a violation of any representation or warranty contained in ARTICLE 3 of this Agreement.

    5.13 TAX-FREE REORGANIZATION. (a) MDU, CP, Acquisition Subsidiary and each Stockholder shall each use its best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization").

        (b) To the extent permitted under applicable tax laws, the Merger shall be reported as a Reorganization in all federal, state, and local tax returns filed after the Effective Time.

        (c) Following the Merger and for a period sufficient to qualify the Merger as a Reorganization, MDU will cause the Surviving Corporation to hold at least 90% of the fair market value of CP's net assets and 70% of the fair market value of CP's gross assets held by CP immediately prior to the Merger and at least 90% of the fair market value of Acquisition Subsidiary's net assets and at least 70% of the fair market value of Acquisition Subsidiary's gross assets held by Acquisition Subsidiary immediately prior to the Merger.

        (d) Following the Merger and for a period sufficient to qualify the Merger as a Reorganization, MDU will cause the Surviving Corporation to continue the historic business of CP or use a significant portion of CP's historic business assets in a business.

        (e) Following the Merger and for a period sufficient to qualify the Merger as a Reorganization, MDU will retain control of the Surviving Corporation, within the meaning of Section 368(c) of the Code; provided, that MDU may transfer some or all of the stock of the Surviving Corporation to the extent permitted by Treasury Regulation Section 1.368-2(k).

        (f) Following the Merger and for a period sufficient to qualify the Merger as a Reorganization, MDU will not reacquire any of its stock issued in the Merger, whether directly or through a partnership, successor, or a person related to MDU within the meaning of Treasury Regulation
    Section 1.368-1(e)(3) if such reacquisition would cause the Merger to fail to qualify as a Reorganization.

        (g) Following the Merger and for a period sufficient to qualify the Merger as a Reorganization, MDU will not liquidate the Surviving Corporation, merge the Surviving Corporation with or into another corporation. sell or dispose of the stock of the Surviving Corporation (except for transfers described in Section 368(a)(2)(C) of the Code), or cause the Surviving Corporation to sell or dispose of any of its assets, except for dispositions in the ordinary course of business.

        (h) At the Effective Time, none of MDU, CP or Acquisition Subsidiary will be an investment company as defined in Sections 368(a)(2)(F)(iii) and
    (iv) of the Code.

        (i) At the Effective Time, no indebtedness between MDU and CP or between Acquisition Subsidiary and CP will have been issued, acquired, or settled at a discount.

        (j) At the Effective Time, MDU will own all of the issued and outstanding shares of stock of Acquisition Subsidiary, and Acquisition Subsidiary will have no liabilities.

        (k) As contemplated by SECTION 10.01 of this Agreement, each of the parties will pay its own expenses, if any, incurred in connection with the Merger.

    5.14 TAX AUDITS OR CONTROVERSIES. LGE shall promptly notify and advise MDU of the beginning of any audit or examination by any tax authority of any tax Report of LGE in which any of the income or operations of CP have been included. LGE shall also advise MDU if in the course of any such audit a tax authority proposes any adjustments or assessments ("Proposed Adjustments") that, if accepted, could have, in the aggregate, a material effect on the tax liabilities of the Surviving Corporation or of MDU with respect to the Surviving Corporation for periods after the Closing Date. MDU shall have the right to receive copies of any written materials that LGE received from the taxing authority with respect to the Proposed Adjustments and, at MDU's own expense, to review any written materials proposed to be submitted to a taxing authority with respect to any such Proposed Adjustments. LGE shall not concede or settle any such Proposed Adjustments without the written consent of MDU, which shall not be unreasonably withheld. In the event that LGE desires to settle or concede such Proposed Adjustments, but MDU shall withhold its written consent, MDU shall bear the expense of contesting such Proposed Adjustments. MDU shall in such event be entitled to control the contest of the Proposed Adjustments and be present at any conferences with tax authorities with respect to such Proposed Adjustments; provided however, that MDU shall have no right to participate in the contest of any adjustment or assessment that is not a Proposed Adjustment. For the purpose of this Section, Proposed Adjustments shall be considered to have a material effect on the tax liability of the Surviving Corporation or MDU if the present value (using a discount rate equal to the applicable Federal mid-term rate determined under Code Section 1274(d) in effect on the date of notice of the beginning of the audit or examination) of the additional taxes that could be imposed on the Surviving Corporation or MDU for periods after the Closing Date as a result of the Proposed Adjustments is more than $500,000.

    5.15 BOOKS AND RECORDS; TAX MATTERS. LGE will retain its books and records relating to CP for at least seven (7) years following the Closing Date. LGE will cooperate with and make available to MDU or its designated representative, during normal business hours, the books and records relating to CP retained by LGE and remaining in existence after the Effective Time that are necessary or useful in connection with any tax inquiry, audit, investigation or any other matter reasonably requiring the use of any books and records for any reasonable business purpose.

    5.16 TAX REPORTS. LGE will prepare and file all consolidated, combined or unitary Tax Reports that will include the operations of CP with LGE's operations for periods ending on or before the Closing Date and that are due after the Closing Date. LGE will furnish MDU with a schedule of such returns at the Closing. MDU will, or will cause CP to, prepare and file all other Tax Reports that are due after the Closing Date with respect to Taxes for CP for any taxable period ending on or before the Closing Date. LGE and MDU will each prepare and file such Tax Reports on a basis that is consistent with the basis upon which similar Tax Reports for prior periods have been prepared and filed (including any material elections on such Tax Reports), unless the party preparing the Tax Report obtains an opinion from a reputable national law firm or accounting firm to the effect that continued reporting on such basis would be contrary to law.

    5.17 AMENDMENT OF SCHEDULE 3.21(F). As soon as practicable after the date hereof, and in any case at least two (2) Business Days prior to the Closing Date, LGE shall supplement or amend SCHEDULE 3.21(F) hereto to include all information that would have been required to be included on such
SCHEDULE 3.21(F) on the date of execution of this Agreement had such information been available at that time.

                                   ARTICLE 6.
                             CONDITIONS TO CLOSING

    6.01 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each party to this Agreement to consummate the transactions contemplated by this Agreement and the Related Agreements shall be subject to the satisfaction or waiver of the following conditions:

        (a) STOCKHOLDER APPROVALS. The MDU Stockholder Approval and the LGE Stockholder Approval shall have been obtained.

        (b) WAITING PERIODS; APPROVALS. The waiting periods applicable to the consummation of the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated and all other approvals required under applicable laws shall have been obtained, except where the failure to obtain such approval would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on MDU.

        (c) NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any Governmental Authority shall have been instituted or, to the Knowledge of any party, threatened, which questions the validity or legality of the transactions contemplated by this Agreement and the Related Agreements.

        (d) LISTING ON NYSE AND PE. The shares of MDU Common Stock comprising the Consideration shall have been authorized for listing on the NYSE and the PE, subject to official notice of issuance.

    6.02 ADDITIONAL CONDITIONS TO OBLIGATIONS OF MDU. The obligations of MDU to consummate the transactions contemplated by this Agreement and the Related Agreements shall be subject to the satisfaction or waiver of the following additional conditions:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of LGE set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date); and MDU shall have received a certificate executed by LGE to such effect.

        (b) PERFORMANCE. Each Stockholder and CP shall have performed and complied in all material respects with all covenants, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

        (c) CONSENTS OBTAINED. All consents, approvals and authorizations required to be obtained by either Stockholder or CP pursuant to this Agreement, including, without limitation, consents and approvals referred to in SECTION 3.11, shall have been obtained, except to the extent the failure to obtain any such consents, approvals and authorizations could not reasonably be expected to have a Material Adverse Effect on CP.

        (d) NO MATERIAL ADVERSE CHANGE. Since the date of this Agreement, no change in the business, financial condition, assets or liabilities or results of operations of CP shall have occurred, which change could reasonably be expected to result in a Material Adverse Effect on CP; provided, that, for the purposes of this SECTION 6.02(D), the failure of LGE to win any current bid on any project shall not be deemed to be a change that could reasonably be expected to result in a Material Adverse Effect.

        (e) LARISON. At the Effective Time, Larison shall surrender the certificate or certificates representing all of the issued and outstanding shares of CP Common Stock owned, beneficially or of record, by Larison as set forth on SCHEDULE 3.03 in exchange for a certificate or certificates, registered in the name of Larison representing Larison's share of the Consideration as set forth on SCHEDULE 3.03. Each certificate representing CP Common Stock owned by Larison shall be duly endorsed in blank by Larison, with all necessary transfer tax and other revenue stamps, acquired at Larison's expense, affixed and canceled. Larison shall have cured any deficiencies with respect to the endorsement of the certificates representing the CP Common Stock owned by Larison or with respect to the stock power accompanying any such certificate. Larison shall have delivered to MDU, if requested by MDU, a waiver of any dissenters or appraisal rights under the laws of the State of California, in form and substance reasonably satisfactory to MDU. Larison shall have delivered to MDU a waiver of any rights to any portion of the Consideration Adjustment, in form and substance reasonably satisfactory to MDU. By its execution of this Agreement, LGE hereby consents to such waiver.

        (f) ADDITIONAL DELIVERIES. All documents required to have been delivered by or on behalf of either Stockholder or CP pursuant to
    SECTION 7.01 or SECTION 7.03 shall have been delivered.

    6.03 ADDITIONAL CONDITIONS TO OBLIGATIONS OF LGE AND CP. The obligations of LGE and CP to consummate the transactions contemplated by this Agreement and the Related Agreements shall be subject to the satisfaction or waiver of the following additional conditions:

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of MDU set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date); and LGE shall have received a certificate executed by MDU to such effect.

        (b) PERFORMANCE. Each of MDU and Acquisition Subsidiary shall have performed and complied in all material respects with all covenants, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

        (c) CONSENTS OBTAINED. All consents, approvals and authorizations required to be obtained by MDU or Acquisition Subsidiary pursuant to this Agreement, including, without limitation, consents and approvals referred to in SECTION 4.09, shall have been obtained, except to the extent the failure to obtain any such consents, approvals and authorizations could not reasonably be expected to have a Material Adverse Effect on MDU.

        (d) RELEASES OF LGE'S LIABILITY. LGE shall have received releases of liability for post-Closing activities with respect to the following transactions: (i) the Quarry Agreement, including the sublease from the Santa Catalina Island Company contained therein, and (ii) any performance and payment bonds relating to post-Closing activities that are listed on
    SCHEDULE 6.03, all of which are also listed on SCHEDULE 3.23. LGE shall prepare and deliver SCHEDULE 6.03 to MDU as soon as practicable after the execution of this Agreement, but in no case later than seven days preceding the Closing Date.

        (e) ADDITIONAL DELIVERIES. All documents required to have been delivered by or on behalf of MDU pursuant to SECTION 7.02 or SECTION 7.03 shall have been delivered.

                                   ARTICLE 7.
                             ADDITIONAL DELIVERIES

    7.01 DELIVERIES BY LGE AND CP. At the Closing, in addition to any other certificates, documents or items required to be delivered under the terms of this Agreement, LGE and CP shall deliver the following:

        (a) A certificate of the President of LGE and Thomas Everist, as a Vice President of CP, dated the Closing Date, certifying that all consents, approvals and authorizations required to be obtained by LGE or CP pursuant to SECTION 6.02(C) have been obtained, together with copies of such consents and approvals.

        (b) Copies of the Articles of Incorporation of (i) LGE and (ii) CP, certified as of a recent date by the Secretary of State of the States of Iowa and California, respectively.

        (c) Copies of the By-Laws of (i) LGE and (ii) CP, including all amendments thereto, certified by the Secretary or an Assistant Secretary of LGE or CP, as the case may be.

        (d) Certificates, dated not earlier than seven (7) calendar days prior to the Closing Date, of the Secretary of State of the States of Iowa and California, respectively, as to the valid existence of (i) LGE and (ii) CP, together with other assurances reasonably acceptable to MDU dated the Closing Date bringing down such certificates to the Closing Date.

        (e) Certificates of authority, dated not earlier than seven
    (7) calendar days prior to the Closing Date, of the Secretary of State of each of the states in which CP is qualified to do business, as to the due qualification or license of CP as a foreign corporation in such state.

        (f) Resolutions adopted by the Board of Directors of LGE and resolutions adopted by the Board of Directors and by the stockholders of CP, in each case authorizing this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, certified by the Secretary or an Assistant Secretary of LGE or CP, as the case may be.

        (g) Resolutions adopted by the stockholders of LGE evidencing the LGE Stockholder Approval, certified by the Secretary or an Assistant Secretary of LGE

        (h) A preliminary draft of the Closing Balance Sheet accompanied by a certificate of Thomas Everist, as Vice President of CP, and by the Treasurer of CP and by the President of LGE to the effect that such Closing Balance Sheet has been prepared in accordance with GAAP, and is true, accurate and complete in all material respects.

        (i) A certificate of Thomas Everist, as Vice President of CP, and by the Treasurer of CP and the President of LGE as to the amount of Debt.

        (j) The opinions of Faegre & Benson LLP and Lillick & Charles LLP, counsel to LGE and CP, substantially in the form of EXHIBIT 7.01(J)-1 and
    EXHIBIT 7.01(J)-2 hereto.

        (k) Evidence in form and substance satisfactory to MDU of the completion of the notices described in SCHEDULE 3.12(B) hereto.

        (l) A certificate from each Stockholder, substantially in the form of
    EXHIBIT 7.01(L) hereto, stating that such Stockholder is not a nonresident alien for purposes of U.S. federal income taxation.

        (m) Duly executed resignations of each of the directors of CP, in form and substance reasonably satisfactory to MDU.

        (n) Each of LGE and CP shall deliver to MDU Uniform Commercial Code financing statement searches for the State of California and any other state in which CP does business, dated within 15 calendar days prior to the date of the Closing, showing that there are no security interests, judgments, taxes, other liens or encumbrances outstanding either Stockholder or CP or their respective assets.

        (o) Certificates of CP and LGE, in a form satisfactory to MDU, evidencing incumbency of the officers of CP and LGE, respectively, executing this Agreement, any Related Documents or any certificate or document in connection with the Agreement or the Related Agreements or the transactions contemplated thereby.

        (p) The following documents or items:

        (i) Amended and Restated Lease between LGE, as lessor, and CP, as lessee, relating to the premises located at 1925 Pier "D" Street, Long Beach, in the County of Los Angeles, State of California, substantially in the form attached here to as
            EXHIBIT 7.01(P)(I), duly executed and delivered by LGE and CP;

        (ii) Lease between LGE, as lessor, and CP, as lessee, relating to the premises located at Berth 44, Pier "D" Street, Long Beach, in the County of Los Angeles, State of California, substantially in the form attached here to as EXHIBIT 7.01(P)(II), duly executed and delivered by LGE and CP; and

       (iii) a legal description of the real properties leased under, or subject to, either of the documents referred to in SECTION 7.01(P)(I) OR
             (II) above.

    7.02 DELIVERIES BY MDU. At the Closing, in addition to any other certificates, documents or items required to be delivered under the terms of this Agreement, MDU shall have deliver the following:

        (a) A certificate of the President or a Vice President of MDU, dated the Closing Date, certifying that all consents and approvals referred to in
    SECTION 4.09 have been obtained, together with copies of such consents and approvals or evidence thereof.

        (b) A copy of the Certificate of Incorporation of each of MDU and Acquisition Subsidiary, certified as of a recent date by the Secretary of State of the States of Delaware and California, respectively

        (c) A copy of the By-Laws of MDU, including all amendments thereto, certified by the Secretary or an Assistant Secretary of MDU.

        (d) Certificate, dated as of a recent date, of the Secretary of State of the State of Delaware, as to the valid existence and good standing of MDU, together with other assurances reasonably acceptable to LGE dated the Closing Date bringing down such certificate to the Closing Date.

        (e) Resolutions adopted by the respective Boards of Directors of MDU and Acquisition Subsidiary (or, to the extent applicable, a duly appointed and authorized committee thereof) authorizing this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, certified by the Secretary or an Assistant Secretary of MDU or Acquisition Subsidiary, as the case may be.

        (f) Resolutions adopted by the Board of Directors of MDU (or, to the extent applicable, a duly appointed and authorized committee thereof), authorizing the delivery of the Consideration, certified by the Secretary or an Assistant Secretary of MDU.

        (g) Resolutions adopted by the stockholders of MDU evidencing the MDU Stockholder Approval, certified by the Secretary or an Assistant Secretary of MDU.

        (h) The opinions of Thelen Reid & Priest LLP, counsel to MDU, and Lester
    H. Loble, II, Vice President and General Counsel of MDU, substantially in the forms of EXHIBIT 7.02(H)-1 and EXHIBIT 7.02(H)-2 hereto.

        (i) Certificate of MDU, in a form satisfactory to LGE, evidencing incumbency of the officers of MDU executing this Agreement, any Related Documents or any certificate or document in connection with the Agreement or the Related Agreements or the transactions contemplated thereby.

    7.03 JOINT DELIVERIES. At the Closing, in addition to any other certificates, documents or items required to be delivered under the terms of this Agreement, the following documents shall be delivered:

        (a) Employment Agreement, dated as of the Closing Date, between CP and Larison substantially in the form of EXHIBIT 7.03(A) hereto.

        (b) A Noncompetition Agreement, dated as of the Closing Date, by and between MDU and LGE, substantially in the form of EXHIBIT 7.03(B) hereto.

        (c) A Stockholder's Agreement, dated as of the Closing Date, by and between MDU and LGE, substantially in the form of EXHIBIT 7.03(C) hereto.

                                   ARTICLE 8.
                                  TERMINATION

    8.01 TERMINATION. This Agreement may be terminated at any time prior to the Closing by written notice by the terminating party to the other parties:

        (a) by mutual written consent of MDU and LGE; or

        (b) by MDU or LGE after June 1, 2000, if the Closing Date has not occurred on or prior to such date.

    8.02 EFFECT OF TERMINATION. In the event of termination as provided in this ARTICLE 8, such termination shall be without liability of any party to any other party to this Agreement, except that (i) if such termination results from the willful failure of MDU or Acquisition Subsidiary to fulfill a condition to the Agreement or from a material and willful breach by MDU or Acquisition Subsidiary, MDU shall be fully liable for any and all damages, costs and expenses (including but not limited to reasonable counsel fees) sustained or incurred by the other parties hereto, and (ii) if such termination results from the willful failure of either Stockholder or CP to fulfill a condition to the Agreement or from a material and willful breach by either LGE or CP, then LGE and CP shall, jointly and severally, be fully liable for any and all damages, costs and expenses (including but not limited to reasonable counsel fees) sustained or incurred by MDU and Acquisition Subsidiary. The provisions of SECTIONS 8.02, 10.06 AND 10.09 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

    8.03 CONFIDENTIALITY FOLLOWING TERMINATION. In the event of termination of this Agreement for any reason, MDU shall immediately return to LGE all information and data (regardless of the form in which such information or data is kept) of LGE and MDU's use or disclosure of such information or data shall be governed by the terms and provisions of the Confidentiality Agreement between KRC and LGE. The confidentiality and other obligations of MDU contained in such Confidentiality Agreement shall expire two (2) years after the termination of this Agreement.

                                   ARTICLE 9.
                                INDEMNIFICATION

    9.01 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Regardless of any investigation by any party hereto, the representations, warranties and covenants contained in this Agreement or any document delivered hereunder shall survive the Closing and remain in full force and effect until two (2) years after the Closing Date, other than (i) any representation, warranty or covenant by LGE contained herein which relates to Taxes or ERISA matters, including without limitation, any representation, warranty or covenant contained in SECTIONS 3.20 OR 3.21, which shall survive until the date on which the relevant statute of limitations expires (giving effect to any waiver, mitigation or extension thereof) and (ii) any representation, warranty or covenant contained in Sections 3.01(a), 3.01(b) (first two sentences only), 3.02, 3.03, 3.05, 3.06,
3.07, 4.12, 4.13, 5.13, 5.14, 5.16 or 9.03(b) which shall survive indefinitely.

    9.02  INDEMNIFICATION BY AND ON BEHALF OF LGE.

        (a) LGE agrees to defend, indemnify and hold the Indemnified Purchaser Group harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of:

        (i) the breach of any representation made by either LGE or CP herein or in accordance herewith; or

        (ii) the breach of any warranty or covenant made by either LGE or CP herein or in accordance herewith.

        (b) If LGE, at the time it is required to make any payment for indemnification pursuant to this SECTION 9.02, holds shares of MDU Common Stock that are subject to the restrictions on transfer contained in the Stockholder's Agreement, then LGE's obligations to make any such payment for indemnification shall be deferred until such time as LGE holds shares of MDU Common Stock that are not subject to the restrictions on transfer contained in the Stockholder's Agreement; provided, that, if, at the time LGE is required to make any payment for indemnification pursuant to this
    SECTION 9.02, it holds any shares of MDU Common Stock that are not subject to the restrictions on transfer contained in the Stockholder's Agreement, then, to the extent of the then current market value of such MDU Common Stock, LGE's obligations to make any such payment for indemnification shall not be deferred.

    9.03  INDEMNIFICATION BY MDU.

        (a) MDU agrees to defend, indemnify and hold the Indemnified Seller Group harmless from and against any and all losses, liabilities, damages, costs, or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of (a) the breach of any representation made by MDU herein or in accordance herewith; (b) the breach of any warranty or covenant made by MDU herein or in accordance herewith, and (c) any liabilities of CP or the Stockholders arising from ownership or operation of CP or CP's business after the Closing Date (including, without limitation, all actions, suits and claims of any nature arising from such ownership or operation after the Closing Date).

        (b) MDU will, to the extent required in order to assure that the Merger will qualify as a tax-free reorganization, take all reasonable steps necessary to pay the following amounts in MDU Common Stock: (x) any amounts due for indemnification pursuant to this SECTION 9.03 in MDU Common Stock, or (y) any attorneys' fees payable by MDU pursuant to SECTION 10.11 hereof, in each case subject to MDU's receipt of (i) any necessary regulatory approvals relating to the issuance of such MDU Common Stock,
    (ii) authorization for listing of such MDU Common Stock on the NYSE and the PE, (iii) the approval of the MDU Board of Directors relating to the issuance of such MDU Common Stock and (iv) any necessary approval of the stockholders of MDU relating to the issuance of such MDU Common Stock. For the purposes of this SECTION 9.03(B), the value of the MDU Common Stock to be issued to make any of the payments described in this SECTION 9.03(B), shall be deemed to be the sum of the closing prices of the MDU Common Stock in New York Stock Exchange Composite Transactions as reported in The Wall Street Journal for the ten (10) trading days preceding the date on which all of the authorizations and approvals referred to in (i) through (iv) above have been obtained, divided by ten (10) (appropriately adjusted, in any case, for any stock split, reverse stock split, stock dividend, or similar event).

    9.04  LIMITATIONS ON INDEMNIFICATION.

        (a) Neither the Indemnified Seller Group, on the one hand, nor the Indemnified Purchaser Group, on the other hand, shall be entitled to make any claim for indemnification under this ARTICLE 9 with respect to (i) the breach of any representation, warranty or covenant contained herein (other than those representations, warranties or covenants by LGE that relate to Taxes or ERISA matters, including without limitation, any representation, warranty or covenant contained in SECTIONS 3.20 OR 3.21, and other than those representations, warranties or covenants contained in Sections 3.01(a),

    3.01(b) (first two sentences only), 3.02, 3.03, 3.05, 3.06, 3.07, 4.12,
    4.13, 5.13, 5.14, 5.16 or 9.03(b)) after two (2) years after the Closing Date, or (ii) the breach by LGE of any representation and warranty contained herein which relates to Taxes or ERISA matters, including without limitation, any representation, warranty or covenant contained in SECTIONS 3.20 OR 3.21, after the date on which the relevant statute of limitations expires (giving effect to any waiver, mitigation or extension thereof), unless the Indemnified Seller Group or the Indemnified Purchaser Group, as the case may be, shall assert such claim for indemnification, and shall specify, in reasonable detail to the extent known, the specific facts constituting the basis for such claim for indemnification prior to the date on which such representation and warranty cease to survive.

        (b) Except as hereinafter expressly provided, no claim for indemnification under SECTION 9.02 shall he made by members of the Indemnified Purchaser Group unless and until the aggregate amount of all losses, liabilities, damages, costs and expenses suffered by the members of the Indemnified Purchaser Group exceeds $500,000 in the aggregate, and then only to the extent that the aggregate amount of such losses, liabilities, damages, costs and expenses exceeds $500,000. In addition, LGE shall not be liable for indemnification under SECTION 9.02 in an aggregate amount in excess of $15 million.

        (c) In no event shall LGE have any liability hereunder for any breach of a representation or warranty of either LGE or CP of which an officer or director of MDU (other than Thomas Everist) or an employee of KRC who has devoted substantial attention to the transactions contemplated hereby had actual conscious awareness prior to the execution hereof or the Closing, as the case may be.

        (d) Notwithstanding the foregoing, there shall be no limitation on indemnification under this ARTICLE 9 with respect to breach of any representation, warranty or covenant contained in Sections 3.01(a), 3.01(b) (first two sentences only), 3.02, 3.03, 3.05, 3.06, 3.07, 3.20, 3.21, 5.13,
    5.14, 5.16 or 9.03(b).

        (e) Notwithstanding the foregoing, (i) no indemnified party shall be entitled to be indemnified hereunder for any portion of the amount of any losses, liabilities, damages, costs, or expenses with respect to which such party receives final, irrevocable payment from any insurer; and (ii) the amount of any losses, liabilities, damages, costs, or expenses with respect to which an indemnified party is entitled to indemnification hereunder shall be reduced by an amount equal to the quantifiable tax benefits to such party associated with such losses, liabilities, damages, costs or expenses.

    9.05 SUPPLEMENTS TO DISCLOSURE SCHEDULES. Prior to the Closing Date, LGE will promptly supplement or amend the Schedules delivered pursuant to ARTICLE 3 hereof with respect to any matter arising after the date hereof which if existing or occurring at the date hereof would have been required to be set forth or described in such Schedules. Any such supplement or amendment shall be provided to MDU in writing and certified by the Secretary or an Assistant Secretary of LGE before the Closing Date and shall not be effective unless and until so provided. For purposes of the indemnifications set forth in ARTICLE 9 (but not for purposes of determining the accuracy of representations and warranties of LGE contained in ARTICLE 3 hereof with respect to the fulfillment of the conditions set forth in SECTION 6.02 for which the Schedules hereto shall be deemed to include only that information contained therein on the date of this Agreement), the Schedules hereto shall be deemed to include all information contained in any supplement or amendment.

    9.06 REMEDIES EXCLUSIVE. Except as specifically provided for herein, each of MDU, on behalf of the Indemnified Purchaser Group and LGE, on behalf of the Indemnified Seller Group, acknowledge and agree that, should the Closing occur, the sole and exclusive remedy of each party hereto against any other party hereto with respect to any and all claims arising under this Agreement shall be pursuant to the indemnification provisions set forth in this ARTICLE 9. In furtherance of the foregoing, except as set forth in this Agreement (including but not limited to ARTICLE 9 hereof) MDU, Acquisition Subsidiary and LGE, on behalf of the Stockholders, hereby waive, from and after the Closing, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action arising out of this Agreement that the members of the Indemnified Purchaser Group may have against LGE or the members of the Indemnified Seller Group may have against MDU, in each case arising under or based upon any federal, state, local or foreign statute, law, ordinance, rule or regulation or otherwise; provided, however, that no party waives its rights to pursue any legal or equitable remedy available to it, whether by statute or at common law, for intentional fraud or intentional misrepresentation.

    9.07 NOTICE OF CLAIMS. LGE, on the one hand, and MDU, on the other hand, agree to give prompt written notice to each other of any claim by any party which might give rise to a claim by it or them against the other parties hereto based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; PROVIDED, HOWEVER, that failure to give such notice will not affect the obligation of the indemnifying party to provide indemnification in accordance with the provisions of this ARTICLE 9 unless, and only to the extent that, such indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought by a third party against any member of the Indemnified Seller Group or the Indemnified Purchaser Group with respect to which any party hereto may have liability under the indemnification provisions contained herein, the indemnifying party shall have the right, at its sole cost and expense, to defend such action in the name or on behalf of the indemnified party and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party (subject to SECTION 9.03(B)), if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and any other party represented by such counsel. No party hereto shall make any settlement of any claim which might give rise to liability of any other party under the indemnification provisions contained herein without the written consent of such other party, which consent such other party covenants shall not be unreasonably withheld.

                                  ARTICLE 10.
                               GENERAL PROVISIONS

    10.01 EXPENSES. Except as otherwise expressly provided herein, LGE and MDU shall each pay their own expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel, and accountants) incurred in connection with the negotiation, drafting, execution, delivery and performance of this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, it being understood that any expenses incurred by CP in connection with the negotiation, drafting, execution, delivery and performance of this Agreement and the Related Agreements will be borne by LGE. LGE will cause CP to estimate and accrue on the Closing Balance Sheet all such expenses incurred by CP, to the extent not previously paid by CP.

    10.02 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of LGE and MDU and their respective, successors, representatives and assigns.

    10.03 WAIVER. No provision of this Agreement shall be deemed waived by course of conduct, including the act of closing, unless such waiver is made in a writing signed by all then existing or surviving parties hereto, stating that it is intended specifically to modify this Agreement, nor shall any course of conduct operate or be construed as a waiver of any subsequent breach of this Agreement, whether of a similar or dissimilar nature.

    10.04 ENTIRE AGREEMENT. This Agreement (together with the Schedules and Exhibits hereto) supersedes any other agreement, whether written or oral, that may have been made or entered into by MDU or any of its subsidiaries, either Stockholder or CP (or by any director, officer, employee, shareholder, agent, or other representative of such parties) relating to the matters contemplated hereby. This Agreement (together with the Schedules and Exhibits hereto) constitutes the entire agreement between the parties and there are no agreements or commitments except as expressly set forth herein.

    10.05 FURTHER ASSURANCES. Each of the parties hereto agrees to execute all further documents and instruments and to take or to cause to be taken all reasonable actions which are necessary or appropriate to complete the transactions contemplated by this Agreement.

    10.06 NOTICES. All notices, demands, requests, and other communications hereunder shall be in writing and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand, or sent by certified or registered United States mail, postage prepaid and return receipt requested, or by prepaid overnight express service or facsimile transmission (with receipt confirmed). Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):

(a) If to LGE:
L. G. Everist, Incorporated
300 S. Phillips Avenue
Suite 200
P.O. Box 5829
Sioux Falls, South Dakota
57117-5829
Telephone: 605-334-5000
Facsimile: 605-334-3656

Attn: Thomas Everist, President
with a copy (which shall not constitute notice) to:

Faegre & Benson LLP
2200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402-3901
Telephone: 612-336-3000
Facsimile: 612-336-3026

Attn: Bruce M. Engler, Esq.

(b) If to MDU:

MDU Resources Group, Inc.
Schuchart Building
918 East Divide Avenue
P.O. Box 5650
Bismarck, North Dakota, 58506-5650
Telephone: (701) 222-7900
Facsimile: (701) 222-7607

Attn: Corporate Secretary
with a copy (which shall not constitute notice) to:
Thelen Reid & Priest LLP
40 West 57th Street
New York, New York 10019-4097
Telephone: (212) 603-2000
Facsimile: (212) 603-2001
Attn: Richard S. Green, Esq.

    10.07 AMENDMENTS, SUPPLEMENTS, ETC. This Agreement may be amended or modified only by a written instrument executed by all then existing or surviving parties hereto which states specifically that it is intended to amend or modify this Agreement.

    10.08 SEVERABILITY. In the event that any provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein and, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible but still be legal, valid and enforceable.

    10.09 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of California without giving effect to the conflicts of laws principles thereof.

    10.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    10.11 ATTORNEY FEES. In any litigation, arbitration, or other proceeding by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort, or both) or seeks a declaration of any rights or obligations under this Agreement, the prevailing party shall be awarded reasonable attorney fees, together with any costs and expenses, including expert witness fees, to resolve the dispute and to enforce the final judgment.

    10.12  DISCLOSURE SCHEDULES.

    (a) Matters set forth in the Schedules to this Agreement may include matters not required by this Agreement to be set forth in such Schedules. The inclusion of any such non-required matter shall not of itself imply any obligation on the part of MDU, LGE or CP to set forth any other non-required matter.

    (b) A disclosure made by LGE, CP or MDU in any particular Section of this Agreement or any particular Schedule to this Agreement that is set forth in sufficient detail to reasonably inform the other parties of information required to be disclosed in another Section of this Agreement or another such Schedule (taking into account the context in which the disclosure was made) shall be deemed, for the purposes of this Agreement to have been made with respect to such other Section of this Agreement or such other Schedule. In no event shall the mere listing in a Schedule to this Agreement (or the mere provision by LGE or CP to MDU of a copy) of a document or other item be deemed adequate to disclose an exception to a representation or warranty made herein, unless such representation or warranty has to do with the existence of the document or other item itself.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                       MDU RESOURCES GROUP, INC.

                                                       By:
                                                            -----------------------------------------
                                                            Name: Lester H. Loble, II
                                                            Title: Vice President, General Counsel and
                                                            Secretary

                                                       CONNPAC ACQUISITION CORP.

                                                       By:
                                                            -----------------------------------------
                                                            Name: Terry D. Hildestad
                                                            Title: President

                                                       L.G. EVERIST, INCORPORATED

                                                       By:
                                                            -----------------------------------------
                                                            Name: Thomas Everist
                                                            Title: President

                                                       CONNOLLY-PACIFIC CO.

                                                       By:
                                                            -----------------------------------------
                                                            Name: Thomas Everist
                                                            Title: Vice President

                                   EXHIBIT B

                            MDU RESOURCES GROUP, INC

                      1992 KEY EMPLOYEE STOCK OPTION PLAN

                                    (KESOP)

I.  PURPOSE

    The purpose of the MDU Resources Group, Inc. 1992 Key Employee Stock Option Plan (the "Plan") is to motivate key employees of MDU Resources Group, Inc. and its business units to achieve specified long-term performance goals of MDU Resources Group, Inc. or its business units and to encourage ownership by them of the Common Stock of MDU Resources Group, Inc. The Plan accomplishes these objectives through the grant of performance accelerated Stock Options and the opportunity to earn dividend equivalents.

II.  DEFINITIONS

    The following definitions shall be used for purposes of administering the
Plan:

    "Agreement" means a written agreement evidencing each award of Options, which shall contain such terms and be in such form as the Compensation Committee may determine.

    "Board" means the Board of Directors of the Company.

    "Cause" means the (1) continued failure by a Participant to perform his/her duties (except as a direct result of the Participant's Disability) after receiving notification by the Chief Executive Officer of the Company or an individual designated by the Chief Executive Officer (or the Board of Directors of the Company in the case of the Chief Executive Officer) identifying the manner in which the Participant has failed to perform his/her duties, (2) engaging in conduct, which, in the opinion of a majority of the Board of Directors of the Company or a business unit, is materially injurious to the Company, or (3) conviction of any felony.

    "Change of Control" means the earliest of the following to occur: (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General
    Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; or
    (e) any other event which shall be deemed by a majority of the Compensation Committee to constitute a "change in control."

    "Common Stock" means the Common Stock, $1.00 par value, of the Company.

    "Company" shall refer to MDU Resources Group, Inc.

    "Companies" shall refer to MDU Resources Group, Inc. and its business units.

    "Compensation Committee" or "Committee" shall be the Compensation Committee of the Board of Directors of the Company or any Committee of the Board performing similar functions as appointed from time to time by the Board.

    "Covered Employee" means any Participant who would be considered a "Covered Employee" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

    "Disability" means the inability of a Participant to perform each and every duty pertaining to the Participant's regular occupation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

    "Dividend Account" is defined in Section IV.D 6.

    "Effective Date" means the date as of which the Plan is approved by the stockholders of MDU Resources Group, Inc.

    "Eligible Employee" means any key employee of any of the Companies who, in the opinion of the Compensation Committee, has significant responsibility for the continued growth, development and financial success of the Company or any business unit thereof.

    "Exchange" means the New York Stock Exchange.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" means the average of the high and low prices for shares of Common Stock traded on the Exchange on the date of the grant of such Option or if no shares are traded on that day, on the next preceding day on which Common Stock was traded on the Exchange.

    "Goals" means the performance goals established by the Committee, which shall be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

    "Option" or "Stock Option" means an option to purchase Common Stock granted pursuant to the Plan. Options may not be "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

    "Participants" means those Eligible Employees selected by the Committee for participation in the Plan and includes their beneficiaries as applicable.

    "Performance Cycle" means a time frame established by the Committee pursuant to Section IV.D 4 for the measurement of Goals.

    "Plan" means this MDU Resources Group, Inc. 1992 Key Employee Stock Option Plan, adopted by the Board on February 13, 1992, and approved by the stockholders on April 28, 1992, and as amended from time to time.

    "Termination of Service" means leaving the employ of the Companies for any reason. Transfer between Companies is not a Termination of Service.

    "Trustee" means a trustee chosen by the Committee or any successor trustee selected by the Committee.

III.  ADMINISTRATION

    Subject to and not inconsistent with the express provisions of the Plan the Committee has the sole and complete discretion to administer and interpret the Plan, including, but not limited to:

    (a) designating the Participants to whom Options are granted under the Plan;

    (b) authorizing the Trustee to grant Options, determining the time(s) when Options are granted and fixing the number of shares of Common Stock underlying each Option granted hereunder;

    (c) determining the terms and conditions of an Option granted (including, but not limited to, the exercise price, any restriction or limitation, the vesting provisions, acceleration of vesting or forfeiture waiver applicable to any Option) and the terms of the related Agreement;

    (d) determining the conditions of the awarding of Dividend Equivalents;

    (e) establishing Goals and fixing and adjusting the Goals;

    (f) interpreting the terms and provisions of the Plan;

    (g) adopting, amending, and rescinding rules and regulations relating to the Plan; and

    (h) making all determinations necessary or advisable for the administration of the Plan.

    All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Companies, the Trustee, and the Plan's Participants.

    The Committee may also revise or adjust the vesting provisions (except that the Committee may not extend vesting beyond nine years), Goals and their levels applicable to a Performance Cycle, at any time to take into account, among other things, new Participants, promotions, transfers, terminations, changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the Companies' performances or the impact of extraordinary or unusual items, events, or circumstances or in order to avoid windfalls or hardships.

    The Company and/or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations and duties hereunder or with respect to any claim, action, or proceeding or any other matter.

    No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or grants made hereunder, and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination, or interpretation.

    The Committee's determination under the Plan, including without limitation, determinations as to the Participants to receive grants, the terms and provisions of such grants and the Agreement(s) evidencing the same, need not be uniform and may be made by it selectively among the Eligible Employees who receive or are eligible to receive grants under the Plan, whether or not such Eligible Employees are similarly situated.

IV.  GENERAL PLAN DESCRIPTION

    A.  OVERVIEW

        The Plan provides for each Participant to (a) receive grant(s) of Stock Options, (b) have the opportunity to earn dividend equivalents, and
    (c) have the opportunity to achieve accelerated vesting of Stock Options and receive additional grants of Stock Options based upon the achievement of Goals established by the Committee over a designated Performance Cycle.

    B.  ELIGIBILITY

        On or after the Effective Date, subject to the provisions of the Plan, the Committee shall, from time to time, select from eligible employees Participants to whom options are to be granted. At the time of selection, the Committee shall specify the terms and conditions of the Participant's grant of Options.

    C.  AUTHORIZATION

        The total number of shares of Common Stock as to which Options may be granted may not exceed 800,000 shares; if any unexercised options lapse or terminate for any reason, the shares underlying the Options may be made subject to Options granted to other Participants. In the event of the declaration of a Common Stock dividend and/or Common Stock split, reclassification or analogous change in the capitalization or any distributions (other than regular cash dividends) to holders of record of Common Stock, an appropriate adjustment shall be made to the total number of shares as to which Options may be granted under the Plan to any Participant, to the number of shares subject to Options, and to the exercise price.

        Shares of Common Stock delivered under this Plan may be authorized but unissued shares of Common Stock, treasury stock, shares of Common Stock purchased on the open market and held by the Trustee, or shares of Common Stock from the 1983 Key Employees' Stock Option Plan.

    D.  INDIVIDUAL LIMITATIONS

        Subject to adjustment as provided in Section IV(C), the total number of shares of Common Stock with respect to which Options may be granted in any calendar year to any Covered Employee shall not exceed 150,000 shares, and the aggregate number of dividend equivalents that a Covered Employee may receive in any calendar year shall not exceed $1,500,000.

    E.  STOCK OPTIONS AND DIVIDEND EQUIVALENTS

       (1)  GRANTS

           Each Participant shall receive a grant of Options on the date she or he becomes a Participant. The Committee shall determine the size of the grant to each Participant. Participants may receive subsequent grants of Options when and as directed by the Committee.

       (2)  EXERCISE PRICE AND TERM

           The exercise price for an Option granted under the Plan is the Fair Market Value of the Company's Common Stock on the date of the Option grant. An Option granted shall generally have a term of ten years commencing from the date of grant, subject to the provisions of Sections V and VI and to the general discretion of the Committee set forth in
       Section III.

       (3)  VESTING AND ACCELERATED VESTING PROVISIONS

           No Option may be exercised before it has vested. Generally Option grants have a vesting period (before accelerated vesting) of nine years subject to the provisions of Section VI and to the general discretion of the Committee set forth in Section III. The vesting period for all or a portion of Options granted to a Participant may be accelerated by the Committee subject to the achievement of Goals for a Performance Cycle.

       (4)  PERFORMANCE CYCLE AND GOALS

           The Committee shall fix the starting and ending dates of each Performance Cycle. The minimum term shall be six months; the maximum term shall be nine years. A Performance Cycle will be the time period used in assessing the performance of each of the Companies in comparison to the separate Goals established by the Committee for each of the Companies. Performance Cycles and Goals may vary for each of the Companies.

       (5)  SUBSEQUENT GRANTS; ACCELERATED VESTING

           Additional grants of Options may be made to Participants at any time.

           In particular, but not by way of limitation, additional grants of Options may be made to Participants at the beginning of a new Performance Cycle based upon the appropriate Companies' achievement of Goals and the results of accelerated vesting of all or a portion of previous grants. The Committee will have the authority to determine the size and terms of any new Option grant for each Participant.

       (6)  DIVIDEND EQUIVALENTS

           At the beginning of each Performance Cycle, a Dividend Account (the "Dividend Account") shall be established for each Participant. If a dividend is declared by the Board on the Common Stock of the Company an equivalent amount shall be accrued in the Dividend Account of each Participant for each share of Common Stock underlying all unvested Options held by the Participant. At the end of each Performance Cycle the Committee in its sole discretion may award an amount between 0% and 150% of a Participant's Dividend Account based on whether the Goals established for that Performance Cycle were achieved. Any earned portion of a Participant's Dividend Account is paid in cash to that Participant at the end of each Performance Cycle at a date and time determined by the Committee. Any portion of a Participant's Dividend Account not awarded to the Participant by the Committee is forfeited. However, shares of Common Stock underlying unvested Options retain a dividend equivalent and a Participant can earn the value of these dividend equivalents in subsequent Performance Cycles.

       (7)  EXERCISE OF OPTIONS

           As provided in paragraph (3) of this section, generally all Options granted to a Participant under the Plan shall vest on the ninth anniversary of the date of grant; provided, however, that if and to the extent the vesting of an Option is accelerated at the end of a Performance Cycle, the Option may thereafter be exercised to the extent that the Option has vested. Any vested Option may be exercised from time to time in part or as a whole, at the discretion of the Participant, from the date of vesting until termination of the Option; no Option shall be exercisable after its expiration date; subject in either case to the provisions set forth in Section V and to the general discretion of the Committee set forth in Section III.

           Options may be exercised by giving written notice of exercise as directed by the Company specifying the number of shares to be purchased. The notice shall be accompanied by provision for payment of the exercise price. Payment may be made in part or in full in cash or by tendering shares of Common Stock already owned by the Participant, based upon the Fair Market Value of the Common Stock on the date the Option is exercised, or through share withholding. Participants may also simultaneously exercise Options and sell the shares of Common Stock thereby acquired and use the proceeds from the sale as payment for the purchase price of the shares.

       (8)  NONASSIGNABILITY OF OPTIONS

           Options granted may not be assigned, transferred, or pledged by the Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order.

V.  TERMINATION OF SERVICE

    A. Upon any Termination of Service, unvested Options and any amounts accrued in a Participant's Dividend Account shall be forfeited unless the Committee decides otherwise pursuant to Section III.

    B.  DEATH

        If the Participant dies while still employed, then any vested Options, to the extent that they are then exercisable, may be fully exercised at any time within one (1) year (even if this extends the term of the Options) after the date of the Participant's death by the person designated in the Participant's last will and testament or by the personal representative of the Participant's estate.

    C.  DISABILITY

        If the Participant suffers Disability, then any vested Options, to the extent that they are then exercisable, may be fully exercised at any time within one (1) year (even if this extends the terms of the Options) after the date of Disability by the Participant or by a person qualified or authorized to act on behalf of the Participant.

    D.  CAUSE

        If a Participant's Termination of Service is for Cause, the right to exercise any vested Option shall terminate with such termination of employment. For this purpose, the determination of the Committee as to whether employment was terminated for Cause shall be final.

    E.  OTHER TERMINATION OF SERVICE

        In the event of the Participant's Termination of Service for reasons other than Death, Disability, or Cause, to the extent that any vested Options are then exercisable, the Participant shall be entitled to exercise the Options for the three (3) month period following such Termination of Service (even if this extends the term of the Options).

VI.  CHANGE OF CONTROL

    Upon a Change of Control of the Company, all Options previously granted under the Plan shall become immediately vested and available for exercise. The value of the amounts accrued in the Participant's Dividend Account shall be paid in full at 100% of the amount thereof to the Participant in cash upon the Change of Control.

VII.  MISCELLANEOUS PROVISIONS

    A.  UNSECURED GENERAL CREDITOR

        Participants and their beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interests, or other claims in any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any specified assets of the Company. Any and all of the Company's assets shall be and remain general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to cause shares of Common Stock to be available or to pay benefits in the future.

    B.  NO CONTRACT OF EMPLOYMENT

        Nothing contained in this Plan nor any related Agreement nor any action taken in the administration of the Plan shall be construed as a contract of employment or as giving a Participant any right to be retained in the service of the Company.

    C.  WITHHOLDING TAXES

        No later than the date on which a Participant receives Common Stock with respect to any Option exercised or cash with respect to Dividend Equivalents awarded under the Plan, the Participant shall pay in cash to the Company or its delegate or make arrangements satisfactory to the Company regarding the payment of any federal, state, or local taxes required by law to be withheld with respect to any such amounts. The Participant may also make payment
    (i) by tendering shares of the Common Stock already owned by the Participant, based on the fair market value of the Common Stock on the date the tax is owed or (ii) by having such amounts withheld from the shares of the Common Stock otherwise distributable to him/her upon exercise of his/her Options. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements. The Company or its delegate may deduct any taxes from any payment due to the Participant from the Company to the extent allowed by law.

    D.  TEN PERCENT LIMITATION

        No Option shall be granted under this Plan to a Participant if at the time the Option is granted the Participant shall own stock representing more than 10% of the combined voting power of all classes of voting stock of the Company.

    E.  SEVERABILITY

        In the event that any provision of the Plan or any related Agreement is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related Agreement.

    F.  INUREMENT OF RIGHTS AND OBLIGATIONS

        The rights and obligations under the Plan shall inure to the benefit of, and shall be binding upon the Company, its successors and assigns, and the Participants and their beneficiaries consistent with the terms of the Plan.

    G.  AMENDMENTS

        The Board may at any time amend, suspend, or terminate the Plan including, without limitation, modifications to take into account and comply with any changes in applicable securities or federal income tax laws and regulations, or other applicable laws and regulations; PROVIDED, that no modification to the Plan shall increase the number of shares available under the Plan by more than 10 percent without approval of the holders of the Common Stock, except as otherwise permitted under Section IV.C; and PROVIDED FURTHER, that any such amendment, suspension, or termination must be prospective in that it may not deprive Participants of any Options or rights previously granted under the Plan whether vested or not, without consent of the Participant, except if required by statute or rules or regulations promulgated thereunder.

    H.  RESTRICTIONS

        Shares of Common Stock acquired by Participants pursuant to the exercise of Options granted under the Plan shall be subject to such restrictions on transferability and disposition as are required by federal and state security laws and such Participants shall not sell or transfer any shares acquired except in accordance with such laws.

    I.  LEGAL AND OTHER REQUIREMENTS

        The obligation of the Company to cause Common Stock to be available under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not limited to the receipt of any necessary approvals by state or federal regulatory bodies, and the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate.

    J.  AGREEMENTS

        Each grant of Options shall be evidenced by an Agreement which shall contain such restrictions, terms and conditions as the Committee may require. Notwithstanding anything to the contrary contained in the Plan, the Company shall not be under any obligation to honor any grants under the Plan to any Participant hereunder unless such Participant shall execute all appropriate Agreements with respect to such Options in such form as the Committee may determine from time to time.

    K.  APPLICABLE LAW

        The Plan and any related Agreements shall be governed in accordance with the laws of the State of North Dakota.

VIII.  ESTABLISHMENT OF TRUST

    The Company may establish with the Trustee a trust consisting of such sums of money or other property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee, all investments made therewith and proceeds thereof and all earnings and profits thereon. The Trustee shall invest funds, if any, advanced by the Company in shares of Common Stock. Upon the exercise of an Option by a Participant, the Trustee shall take Common Stock from the trust or shall purchase Common Stock on the open market or from the Company and deliver certificates for such shares to the Participant.

    The Company shall have the right at any time to terminate the trust but such termination shall not affect the rights of any Participant to whom an Option has been granted under the Plan. After effecting all purchases and transfers of Common Stock as are required by the Plan pursuant to the exercise of Options by Participants, the Trustee shall be relieved of all further liability. Termination of the trust shall take effect as of the date the last such transfer is made. Upon such termination any assets remaining in the trust shall be returned to the Company unless other directions are given to the Trustee by the Company.

                                   EXHIBIT C

                            MDU RESOURCES GROUP, INC

                    1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

    1.1 ESTABLISHMENT OF THE PLAN. MDU Resources Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights (SAR), Restricted Stock, Performance Units, Performance Shares and other awards.

    The Plan shall become effective when approved by the stockholders at the annual meeting on April 22, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders and customers.

    The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

    1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be made under the Plan on or after the day immediately preceding the tenth anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

    Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

    2.1 "AWARD" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of award permitted under Article 10 of the Plan.

    2.2 "AWARD AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

    2.3 "BASE VALUE" of an SAR shall have the meaning set forth in Section 7.1 herein.

    2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    2.5 "CHANGE IN CONTROL" means the earliest of the following to occur: (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of
Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; (e) the sale or other disposition of all or substantially all of the assets of Montana-Dakota Utilities Co., other than to a subsidiary of the Company; or (f) any other event which shall be deemed by a majority of the Compensation Committee to constitute a "change in control".

    2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    2.7 "COMMITTEE" means the Committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to Awards.

    2.8 "COMPANY" means MDU Resources Group, Inc., a Delaware corporation, or any successor thereto as provided in Article 17 herein.

    2.9 "COVERED EMPLOYEE" means any Participant who would be considered a "Covered Employee" for purposes of Section 162(m) of the Code.

    2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

    2.11  "DISABILITY" means "permanent and total disability" as defined under
Section 22(e)(3) of the Code.

    2.12 "DIVIDEND EQUIVALENT" means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares.

    2.13 "ELIGIBLE EMPLOYEE" means an Employee who is eligible to participate in the Plan, as set forth in Section 5.1 herein.

    2.14 "EMPLOYEE" means any full-time or regularly-scheduled part-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees for purposes of the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

    2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    2.16 "EXERCISE PERIOD" means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

    2.17 "FAIR MARKET VALUE" shall mean the average of the high and low sale prices as reported in the consolidated transaction reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

    2.18 "FREESTANDING SAR" means an SAR that is granted independently of any Option.

    2.19 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

    2.20 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option under Section 422 of the Code.

    2.21  "OPTION" means an Incentive Stock Option or a Nonqualified Stock
Option.

    2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Award Agreement.

    2.23 "PARTICIPANT" means an Employee of the Company who has outstanding an Award granted under the Plan.

    2.24 "PERFORMANCE GOALS" means the performance goals established by the Committee, which shall be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

    2.25 "PERFORMANCE UNIT" means an Award granted to an Employee, as described in Article 9 herein.

    2.26 "PERFORMANCE SHARE" means an Award granted to an Employee, as described in Article 9 herein.

    2.27 "PERIOD OF RESTRICTION" means the period during which the transfer of Restricted Stock is limited in some way, as provided in Article 8 herein.

    2.28 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof.

    2.29 "QUALIFIED RESTRICTED STOCK" means an Award of Restricted Stock designated as Qualified Restricted Stock by the Committee at the time of grant and intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C).

    2.30 "RESTRICTED STOCK" means an Award of Shares granted to a Participant pursuant to Article 8 herein.

    2.31  "SHARES" means the shares of common stock of the Company.

    2.32 "STOCK APPRECIATION RIGHT" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

    2.33 "SUBSIDIARY" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

    2.34 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

ARTICLE 3. ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

    3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

    3.3 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

    3.4 APPROVAL. The Board or the Committee shall approve all Awards made under the Plan and all elections made by Participants, prior to their effective date, to the extent necessary to comply with Rule 16b-3 under the Exchange Act.

    3.5 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

    3.6  COSTS.  The Company shall pay all costs of administration of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be 1,800,000. Shares underlying lapsed or forfeited Awards, or Awards that are not paid in Shares, may be reused for other Awards. Shares granted pursuant to the Plan may be (i) authorized but unissued Shares of Common Stock, (ii) treasury shares, or (iii) shares purchased on the open market.

    4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. Notwithstanding the foregoing,
(i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

    4.3 INDIVIDUAL LIMITATIONS. Subject to Section 4.2 herein, (i) the total number of Shares with respect to which Options or SARs may be granted in any calendar year to any Covered Employee shall not exceed 300,000 Shares; (ii) the total number of shares of Qualified Restricted Stock that may be granted in any calendar year to any Covered Employee shall not exceed 300,000 Shares;
(iii) the total number of Performance Shares or Performance Units that may be granted in any calendar year to any Covered Employee shall not exceed 300,000 Shares or Units, as the case may be; (iv) the total number of Shares that are intended to qualify for deduction under Section 162(m) of the Code granted pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed 300,000 Shares; (v) the total cash Award that is intended to qualify for deduction under Section 162(m) of the Code that may be paid pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed $1,500,000; and (vi) the aggregate number of Dividend Equivalents that are intended to qualify for deduction under Section 162(m) of the Code that a Covered Employee may receive in any calendar year shall not exceed $1,500,000.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

    5.1 ELIGIBILITY. Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

    5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

    6.1 GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

    The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NQSOs, or a combination thereof.

    6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or an NQSO.

    The Option Price for each Share purchasable under any Incentive Stock Option granted hereunder shall be not less than one hundred percent (100%) of the Fair Market Value per Share at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Company or of any Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, the Option Price for each Share shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. The Option Price will be subject to adjustment in accordance with the provisions of Section 4.2 of the Plan.

    No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Company or of any Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

    6.3 EXERCISE OF AND PAYMENT FOR OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve.

    A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

    The Option Price upon exercise of any Option shall be payable either:
(a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding, (d) by cashless exercise or (e) by a combination of (a),(b),(c), and/or (d).

    As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, there shall be delivered to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    6.4 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment. If the employment of a Participant by the Company or by any Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Participant may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment.

    6.5 TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee and set forth in the Option Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

    7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

    The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

    The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option.

    7.2 SAR AWARD AGREEMENT. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

    7.3 EXERCISE AND PAYMENT OF SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

    Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and

(iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

    A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

    (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value multiplied by

    (b) the number of Shares with respect to which the SAR is exercised.

    At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

    7.4 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

    7.5 TRANSFERABILITY OF SARS. Except as otherwise determined by the Committee and set forth in the SAR Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 8. RESTRICTED STOCK

    8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee.

    The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

    In addition, the Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as Qualified Restricted Stock, in which event it will condition the grant or vesting, as applicable, of such Qualified Restricted Stock upon the attainment of the Performance Goals selected by the Committee.

    8.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

    8.3 TRANSFERABILITY. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

    8.4 CERTIFICATE LEGEND. Each certificate representing Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

    "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan, and in a Restricted Stock Award Agreement. A copy of such Plan and such Agreement may be obtained from MDU Resources Group, Inc."

    The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

    8.5 REMOVAL OF RESTRICTIONS. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

    8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Restricted Stock may exercise full voting rights with respect to those Shares.

    8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants holding Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant within forty-five (45) days following the full vesting of the Restricted Stock with respect to which such distributions were made.

    8.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

    9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms and conditions of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

    The Committee shall have complete discretion in determining the number of Performance Units and/ or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

    9.2 PERFORMANCE UNIT/PERFORMANCE SHARE AWARD AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

    9.3 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall be equal to the Fair Market Value of a Share. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of

Performance Units/Performance Shares that will be paid out to the Participants. The time period during which the Performance Goals must be met shall be called a "Performance Period."

    9.4 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout with respect to the Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

    9.5  FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE
SHARES. Payment of earned Performance Units/Performance Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

    9.6 TERMINATION OF EMPLOYMENT. Each Performance Unit/Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/ Performance Share payment following termination of the Participant's employment with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Units/Performance Shares or among Participants and may reflect distinctions based on reasons for termination of employment.

    9.7 TRANSFERABILITY. Except as otherwise determined by the Committee and set forth in the Performance Unit/Performance Share Award Agreement, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a Participant's rights with respect to Performance Units/Performance Shares granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative.

ARTICLE 10. OTHER AWARDS

    The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Shares based on attainment of Performance Goals established by the Committee, the payment of Shares in lieu of cash, or cash based on attainment of Performance Goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

ARTICLE 11. BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

    The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 12. DEFERRALS

    The Committee may permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF EMPLOYEES

    13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

    13.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE IN CONTROL

    The terms of this Article 14 shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

    Upon a Change in Control

    (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

    (b) Any restriction periods and restrictions imposed on Restricted Shares and Qualified Restricted Shares shall be deemed to have expired and such Restricted Shares and Qualified Restricted Shares shall become immediately vested in full; and

    (c) The target payout opportunity attainable under all outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants immediately following the effective date of the Change in Control the full amount of the targeted cash payout opportunities associated with outstanding cash-based Awards.

ARTICLE 15. AMENDMENT, MODIFICATION AND TERMINATION

    15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, provided that no amendment shall be made which shall increase the total number of Shares which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. The Board of Directors of the Company is also authorized to amend the Plan and the Options granted hereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable.

    15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

ARTICLE 16. WITHHOLDING

    16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

    16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering previously-owned Shares or by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 17. SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

    18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

    18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    18.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

                                                             ------------------
                                                             COMPANY #
                                                             CONTROL #
                                                             ------------------
THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, DATED, SIGNED AND RETURNED YOUR PROXY CARD. THE VOTING DEADLINE FOR TELEPHONE OR INTERNET VOTING IS 11:00 A.M. (CDT) ONE BUSINESS DAY PRIOR TO THE ANNUAL MEETING DATE.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
- Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/mdu/ -- QUICK *** EASY *** IMMEDIATE
- Use the Internet to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

  The Company has been advised by counsel that the procedures for Internet and Telephone voting are consistent with the requirements of applicable law.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MDU RESOURCES GROUP, INC., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.


        IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                                 PLEASE DETACH HERE

-------------------------------------------------------------------------------

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of directors: 01 San W. Orr, Jr.  03 Homer A. Scott, Jr.            / / Vote FOR       / / Vote WITHHELD
                          02 Harry J. Pearce  04 Sister Thomas Welder, O.S.B.     all nominees       from all nominees
                                                                               (except as marked)

                                                                               ---------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)       ---------------------------------------

2. Approve acquisition of Connolly-Pacific Co.                                 / / For    / / Against    / / Abstain
3. Approve amendments to 1992 Key Employee Stock Option Plan                   / / For    / / Against    / / Abstain
4. Approve amendments to 1997 Executive Long-Term Incentive Plan               / / For    / / Against    / / Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box / /
Indicate changes below:                                                         Date
                                                                                     ---------------------------


                                                                               ---------------------------------------

                                                                               ---------------------------------------
                                                                               Signature(s) in Box

                                                                               Please sign exactly as your name(s)
                                                                               appear on Proxy. If held in joint tenancy,
                                                                               all persons must sign. Trustees,
                                                                               administrators, etc., should include title
                                                                               and authority. Corporations should provide
                                                                               full name of corporation and title of
                                                                               authorized officer signing the proxy.

                         MDU RESOURCES GROUP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, APRIL 25, 2000
                   11:00 A.M. CENTRAL DAYLIGHT SAVINGS TIME

                               909 AIRPORT ROAD
                              BISMARCK, ND  58504

 MDU RESOURCES GROUP, INC.
 SCHUCHART BUILDING
 918 EAST DIVIDE AVENUE
 MAILING ADDRESS: P.O. BOX 5650 BISMARCK, ND  58506-5650 (701) 222-7900   PROXY
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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF STOCKHOLDERS ON APRIL 25, 2000.

This proxy will also be used to provide voting instructions to New York Life Trust Company, as Trustee of the MDU Resources Group, Inc. 401(k) Retirement Plan, for any shares of Company common stock held in the plan.

The undersigned hereby appoints John A. Schuchart, Martin A. White, and Lester H. Loble, II, and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m. (CDT), April 25, 2000, at 909 Airport Road, Bismarck, ND 58504, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side. Your vote is important! Ensure that your shares are represented at the meeting. Either (1) submit your proxy by Touchtone telephone, (2) submit your proxy by Internet, or (3) mark, date, sign, and return this letter proxy in the envelope provided (no postage is necessary if mailed in the United States). If no directions are given, the proxies will vote in accord with the Directors' recommendation on all matters listed on this proxy, and at their discretion on any other matters that may properly come before the meeting.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.